                                                     Registration Nos.333-102299
                                                                      811-06366

     As filed With the Securities and Exchange Commission on April 30, 2003


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ X ]

         Pre-effective Amendment No.        [   ]

         Post-Effective Amendment No.       [ 1 ]

                                            and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                [ X ]

         Amendment No.                      [ 4 ]


         AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VUL-2
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (713) 831-8470

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

         [   ]  immediately upon filing pursuant to paragraph (b)

         [ X ]  on May 1, 2003 pursuant to paragraph (b)

         [   ]  60 days after filing pursuant to paragraph (a)(1)

         [   ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

         [   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUIBUILDER III
POLICIES

FLEXIBLE PREMIUM VARIABLE UNIVERSAL
LIFE INSURANCE POLICIES issued by
American General Life Insurance Company
through its Separate Account VUL-2

                            This Prospectus is dated
                                   May 1, 2003

This Prospectus describes EquiBuilder III flexible premium variable universal life insurance policies (the "Policy" or "Policies") issued by American General Life Insurance Company ("AGL"). EquiBuilder III Policies are designed to provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. We use "you" and "your" to refer to an EquiBuilder III Policy Owner. AGL no longer sells EquiBuilder III Policies.

We deposit your net premium in your Policy Account. You may allocate amounts to our Guaranteed Interest Division (which is part of our General Account and pays interest at a declared rate) or to one or more of the variable investment divisions of Separate Account VUL-2 (the "Separate Account"), or both. (For the first fifteen days after we issue your Policy, we require premiums to be invested in the VIP Money Market division.)

The variable investment divisions each purchase shares of a corresponding portfolio of the Variable Insurance Products Fund ("VIP") or the MFS Variable Insurance Trust ("MFS") (each available portfolio referred to in this Prospectus as, a "Fund," and collectively, the "Funds"). The prospectuses of the Funds, attached to this Prospectus, describe the investment objectives, Policies and risks of each Fund.

Your investment in the Funds through the variable investment divisions is not guaranteed and involves varying degrees of risk. Net premiums and Policy Account value you direct to the Guaranteed Interest Division earns interest at a rate guaranteed by us. A prospectus for each of the Funds available through the Policy must accompany this Prospectus. Please read these documents before investing and save them for future reference.

The Funds available through this Policy are:

         *   Fidelity VIP Money Market
         *   Fidelity VIP High Income
         *   Fidelity VIP Equity-Income
         *   Fidelity VIP Growth
         *   Fidelity VIP Overseas
         *   Fidelity VIP Investment Grade Bond
         *   Fidelity VIP Asset Manager
         *   Fidelity VIP Index 500
         *   Fidelity VIP Asset Manager: Growth
         *   Fidelity VIP Contrafund
         *   MFS Emerging Growth Series
         *   MFS Research Series
         *   MFS Investors Trust Series
         *   MFS Total Return Series
         *   MFS Utilities Series
         *   MFS Capital Opportunities Series

Each of these Funds is available through a variable investment division.

EquiBuilder III Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance Policy is subject to investment risks, including possible loss of principal invested.

There is no guaranteed cash surrender value for amounts allocated to the variable investment divisions.

If the net cash surrender value (the cash surrender value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial advisor.

The SEC has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Policy is not available in all states. This Prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

This Prospectus generally describes only the variable portion of the Policy, except where the Guaranteed Interest Division is specifically mentioned.

                                Table of Contents

POLICY BENEFITS/RISKS SUMMARY .........................................................      1

  POLICY BENEFITS .....................................................................      1
    Death Benefit .....................................................................      1
    Surrenders, Partial Surrenders, Transfers, and Policy Loans .......................      1
    Premiums ..........................................................................      2
    The Policy ........................................................................      2
    Supplemental Benefits and Riders ..................................................      3

  POLICY RISKS ........................................................................      3
    Investment Risk ...................................................................      3
    Risk of Lapse .....................................................................      3
    Tax Risks .........................................................................      3
    Partial Surrender and Surrender Risks .............................................      4
    Policy Loan Risks .................................................................      4
  PORTFOLIO RISKS .....................................................................      4

TABLES OF CHARGES .....................................................................      5

GENERAL INFORMATION ...................................................................     10

    American General Life Insurance Company ...........................................     10
    Separate Account VUL-2 ............................................................     10
    Variable Investment Divisions .....................................................     11
    Voting Rights of a Policy Owner ...................................................     12
    The Guaranteed Interest Division ..................................................     12
    Illustrations .....................................................................     13

POLICY FEATURES .......................................................................     13

    Death Benefits ....................................................................     13
    Maturity Benefit ..................................................................     14
    Policy Issuance Information .......................................................     14
    Right to Examine ..................................................................     14
    Flexible Premium Payments .........................................................     15
    Changes in EquiBuilder III Policies ...............................................     15
    Changing the Face Amount of Insurance .............................................     16
    Changing Death Benefit Options ....................................................     17
    When Face Amount and Death Benefit Changes Go Into Effect .........................     17
    Reports To Policy Owners ..........................................................     17
    Policy Periods, Anniversaries, Dates and Ages .....................................     17

ADDITIONAL BENEFIT RIDERS .............................................................     18

    Disability Waiver Benefit Rider ...................................................     18
    Accidental Death Benefit Rider ....................................................     18
    Children's Term Insurance Rider ...................................................     19
    Term Insurance on an Additional Insured Person Rider ..............................     19
    Accelerated Benefit Settlement Option Rider .......................................     19

POLICY ACCOUNT TRANSACTIONS ...........................................................     19

    Telephone Transactions ............................................................     19
    Changing Premium and Deduction Allocation Percentages .............................     20
    Transfers of Policy Account Value Among Investment Divisions ......................     20
    Transfers from the Guaranteed Interest Division ...................................     20
    Borrowing from the Policy Account .................................................     20
    Loan Requests .....................................................................     21
    Policy Loan Interest ..............................................................     21
    When Interest is Due ..............................................................     21
    Repaying the Loan .................................................................     22
    The Effects of a Policy Loan on the Policy Account ................................     22
    Withdrawing Money from the Policy Account .........................................     23
    Surrendering the Policy for Its Net Cash Surrender Value ..........................     24

POLICY PAYMENTS .......................................................................     24

    Payment Options .................................................................................     24
    The Beneficiary .................................................................................     25
    Assignment of A Policy ..........................................................................     25
    Payment of Proceeds .............................................................................     26
    Delay required under applicable law .............................................................     26

ADDITIONAL RIGHTS THAT WE HAVE ......................................................................     26

CHARGES UNDER THE POLICY ............................................................................     27

    Transaction Fees ................................................................................     27
    Periodic Charges ................................................................................     29
    Annual Fund Expenses ............................................................................     30
    Allocation of Policy Account Charges ............................................................     31

POLICY ACCOUNT VALUE ................................................................................     31

    Amounts in the Variable Investment Divisions ....................................................     31
    Determination of the Unit Value .................................................................     31

POLICY LAPSE AND REINSTATEMENT ......................................................................     32

    Lapse of the Policy .............................................................................     32
    Reinstatement of the Policy .....................................................................     33

FEDERAL TAX CONSIDERATIONS ..........................................................................     33

    General .........................................................................................     33
    Testing for modified endowment contract status ..................................................     33
    Other effects of Policy changes .................................................................     34
    Rider benefits ..................................................................................     34
    Taxation of pre-death distributions if your Policy is not a modified endowment contract .........     34
    Taxation of pre-death distributions if your Policy is a modified endowment contract .............     35
    Policy lapses and reinstatements ................................................................     36
    Diversification .................................................................................     36
    Estate and generation skipping taxes ............................................................     36
    Life insurance in split dollar arrangements .....................................................     37
    Pension and profit-sharing plans ................................................................     37
    Other employee benefit programs .................................................................     38
    ERISA ...........................................................................................     38
    Our taxes .......................................................................................     38
    When we withhold income taxes ...................................................................     38
    Tax changes .....................................................................................     39

LEGAL PROCEEDINGS ...................................................................................     39

FINANCIAL STATEMENTS ................................................................................     39

DEFINITIONS .........................................................................................     40

Contact Information

Here is how you can contact us about the EquiBuilder III Policies:

ADMINISTRATIVE CENTER:                                             HOME OFFICE:                 PREMIUM PAYMENTS:
(Express Delivery)                     (U.S. Mail)                 2727-A Allen Parkway         (Express Payments)
VUL Administration                     VUL Administration          Houston, Texas 77019-2191    Payment Processing Center
2727-A Allen Parkway                   P. O. Box 4880              1-713-831-3443               #1 Franklin Square
Houston, Texas 77019-2191              Houston, Texas 77210-4880   1-800-528-2011               Springfield, IL 62713-0001
1-713-831-3443, 1-800-528-2011                                                                  (U.S. Mail)
(Hearing Impaired) 1-888-436-5258                                                               Payment Processing Center
Fax: 1-877-445-3098                                                                             P.O. Box 0777
(Except premium payments)                                                                       Carol Stream, IL 60132-0777

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The definitions on page 40 of this Prospectus define certain words and phrases used in this Prospectus.

                                 POLICY BENEFITS

     You may allocate your Policy Account value among the sixteen variable investment divisions available under the Policy, each of which invests in an underlying mutual fund portfolio, a Fund, and the Guaranteed Interest Division, which credits a specified rate of interest. Your Policy Account value will vary based on the investment performance of the variable investment divisions you choose and interest credited in the Guaranteed Interest Division.

Death Benefit

     . Death Benefit Proceeds: We pay the death benefit (less any Policy loan and loan interest and any overdue charges) to the beneficiary when the Insured Person dies. We will increase the death benefit by the amount of any additional insurance provided by the optional benefit rider(s).

     . Death Benefit Option A and Option B: You may choose between two death benefit options under the Policy. After the first Policy year, you may change death benefit options and the Face Amount (which is the amount of insurance you select) while the Policy is in force. We calculate the amount available under each death benefit option monthly and as of the Insured Person's date of death.

     . Death Benefit Option A is equal to the greater of: (1) the Face Amount; or (2) the "required minimum death benefit", which is the Policy Account value multiplied by a specified percentage set forth in the Policy.

     . Death Benefit Option B is equal to the greater of: (1) the Face Amount plus the Policy Account value; or (2) the required minimum death benefit.

     . Accelerated Benefit Settlement Option Rider: Under the Accelerated Benefit Settlement Option Rider, you may receive accelerated payment of part of your death benefit if the Insured Person develops a terminal illness or is confined to a nursing care facility. We will deduct a processing charge from the accelerated death benefit at the time it is paid.

Surrenders, Partial Surrenders, Transfers, and Policy Loans

     . Surrenders: At any time while the Policy is in force, you may make a written request (by submitting our surrender form to us) to surrender your Policy and receive the net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due. A surrender may have tax consequences.

     . Partial Surrenders: After the first Policy year, you may make a written request to withdraw part of the net cash surrender value. Partial surrenders may have tax consequences.

     . Transfers: Within certain limits, you may make transfers among the variable investment divisions and the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We may assess a $25 charge for each transfer after the fourth transfer in a Policy year. There are special limits on transfers involving the Guaranteed Interest Division.

     . Loans: You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is 90% of the cash surrender value of the Policy on the business day we receive your request for a loan. We charge you a maximum annual interest rate equal to the greater of 5 1/2% or the Monthly Average Corporate yield published by Moody's Investor Services, Inc. as described under "Policy Account Transactions
         - Policy Loan Interest," on page 21, on your loan. We credit interest on loaned amounts; we guarantee that the annual earned interest rate will not be lower than 4 1/2%. After the tenth Policy year, you may take a Preferred Loan from your Policy. Loans may have tax consequences.

Premiums

     . Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy maturity) and in any amount (but not less than $100). You can select a premium payment plan to pay planned periodic premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may reject a premium payment.

     . Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Policy Account value plus any amount deducted from premiums prior to allocation to the Policy Account. The free look period generally expires upon the later of: (1) 10 days after you receive the Policy; or (2) 45 days after you signed Part I of the application. This period will be longer if required by state law.

The Policy

     . Ownership Rights: While the Insured Person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

     . Separate Account: You may direct the money in your Policy to any of the variable investment divisions of the Separate Account. Each variable investment division invests exclusively in one of the Funds listed on the cover of this Prospectus.

     . Guaranteed Interest Division: You may place money in the Guaranteed Interest Division where it earns at least 4 1/2% annual interest. We may declare higher rates of interest, but are not obligated to do so.

     . Policy Account Value: Policy Account value is the sum of your amounts in the variable investment divisions and the Guaranteed Interest Division. Policy Account value varies from day to day, depending on the investment performance of the variable investment divisions you choose, interest we credit to the Guaranteed Interest Division, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans). We do not guarantee a minimum Policy Account value.

     . Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Office.

Supplemental Benefits and Riders

     We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the Insured Person dies from bodily injury that results from an accident. We generally deduct any monthly charges for these riders from Policy Account value as part of the monthly deduction. Your insurance representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                                  POLICY RISKS

Investment Risk

     If you invest your Policy Account value in one or more variable investment divisions, then you will be subject to the risk that the investment performance of the variable investment divisions will be unfavorable. You will also be subject to the risk that the Policy Account value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment divisions you choose may be less favorable than that of other variable investment divisions, and in order to keep the Policy in force may be required to pay more premiums than originally planned.

     If you allocate net premiums to the Guaranteed Interest Division, then we credit your Policy Account value (in the Guaranteed Interest Division) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4 1/2 %.

Risk of Lapse

     If your net cash surrender value is not enough to pay the charges deducted against Policy Account value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the net cash surrender value. Your Policy will not lapse at the end of a grace period if you make a premium payment equal to at least the estimated monthly charges under the Policy for three Policy months before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks

     We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the Accelerated Death Benefit rider the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Account value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Federal Tax Considerations" on page 33. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Surrender Risks

     The surrender charge under the Policy applies for the first 10 Policy years after the Register Date in the event you surrender the Policy or decrease the Face Amount and may be considerable. It is possible that you will receive no net cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

     Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges affect the net cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," on page 3.

     A surrender may have tax consequences.

Policy Loan Risks

     A Policy loan, whether or not repaid, will affect Policy Account value over time because we subtract the amount of the loan from the variable investment divisions and/or Guaranteed Interest Division as collateral, and this loan collateral does not participate in the investment performance of the variable investment divisions or receive any excess current interest rate credited to the Guaranteed Interest Division.

     We reduce the amount we pay on the Insured Person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduces the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

                                 PORTFOLIO RISKS

     A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

                                TABLES OF CHARGES

The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy.

The first table describes the fees and expenses that are payable, at the time that you buy a Policy, surrender a Policy, change a Policy's Face Amount, or transfer Policy Account value between investment divisions.

----------------------------------------------------------------------------------------------------------------------
                                                  Transaction Fees
----------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is               Amount Deducted-             Amount Deducted-
                                Deducted                     Maximum Guaranteed           Current Charge
                                                             Charge
----------------------------------------------------------------------------------------------------------------------
Premium Expense Charge          Upon receipt of each         5% of each premium payment   5% of each premium payment
                                premium payment              up to the Target Premium     up to the Target Premium
                                                             for a Policy year/1/         for a Policy year/1/
----------------------------------------------------------------------------------------------------------------------
Premium Taxes                   Upon receipt of each         0-5% of each premium         0-5% of each premium
                                premium payment              payment                      payment
----------------------------------------------------------------------------------------------------------------------
Surrender Charge/2/             Upon a full surrender or     During Policy years 1-6,     Capped at a total limit of
                                lapse in the first 10        50% of one Target Premium,   50% of one Target Premium,
                                Policy years                 with the maximum surrender   but calculated as follows:
                                                             charge decreasing 20% each
                                Also, in the event of a      Policy year thereafter       .    25% of premiums paid
                                decrease in Face Amount                                        during the first
                                before the end of the 10th                                     Policy year up to one
                                Policy year, we deduct a                                       Target Premium; and
                                charge that is a portion
                                of the surrender charge                                   .    9% of premiums paid
                                                                                               in Policy years 2-10,
                                                                                               less any surrender
                                                                                               charge previously
                                                                                               deducted for a decrease
                                                                                               in Face Amount
----------------------------------------------------------------------------------------------------------------------
Partial Surrender               Upon partial surrender       The lesser of $25 or 2% of   $10
Processing Fee                                               the partial surrender
                                                             amount
----------------------------------------------------------------------------------------------------------------------
Face Amount Increase
Charge                          Upon Face Amount increase    $1.50 for each $1,000 Face   $1.50 for each $1,000
                                                             Amount increase, up to       Face Amount increase, up to
                                                             $300                         $300
----------------------------------------------------------------------------------------------------------------------
Transfer Fee                    Upon transfer                $25 for each transfer after  $0
                                                             the fourth transfer in a
                                                             Policy year
----------------------------------------------------------------------------------------------------------------------
Policy Owner Additional         Upon a Policy Owner's        $25 for each illustration    $0
Illustration Charge             additional illustration      request after the first
                                request                      illustration request in
                                                             any Policy year
----------------------------------------------------------------------------------------------------------------------

-----------------------
/1/ The Target Premium is a hypothetical annual premium which is based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for your Policy is shown on the Policy Information page of the Policy.

/2/ We only assess a surrender charge during the first 10 Policy years.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

----------------------------------------------------------------------------------------------------------------------
                                                  Periodic Charges
                                               (other than Fund fees)
--------------------------------------------------------------------------------------------------------------------
         Charge                      When Charge is         Amount Deducted -                Amount Deducted -
                                        Deducted           Maximum Guaranteed                  Current Charge
                                                                Charge
--------------------------------------------------------------------------------------------------------------------
Administrative Charge              Monthly, at the        $360 (deducted as $30 per      $360 (deducted as $30 per
                                   beginning of each      month, during the first 12     month, during the first 12
                                   Policy month           Policy months)                 Policy months)

                                                          $144 (deducted as $12 per      $72 (deducted as $6 per
                                                          month, after the first 12      month, after the first 12
                                                          Policy months)                 Policy months)
--------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge/1/

Minimum Charge - for an 11 year    Monthly, at the        $0.05 per $1,000 of net        $0.05 per $1,000 of net
old female non-tobacco user with   beginning of each      amount at risk/2/ per month    amount at risk per month
a Face Amount of $200,000 for      Policy month
the first Policy year

Maximum Charge - for a 94 year     Monthly, at the        $83.33 per $1,000 of net       $28.81 per $1,000 of net
old male, any risk class, with     beginning of each      amount at risk per month       amount at risk per month
a Face Amount of $200,000  for     Policy month
the first Policy year

Example Charge - for a 38 year     Monthly, at the        $0.22 per $1,000 of net        $0.12 per $1,000 of net
old male, non-tobacco user with    beginning of each      amount at risk per month       amount at risk per month
a Face Amount of $200,000 for      Policy month
the first Policy year
--------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fee     Daily                  annual effective rate of       annual effective rate of
                                                          0.75%                          0.75%
--------------------------------------------------------------------------------------------------------------------

------------------------
/1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age and risk class, Policy year, and Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The Information page of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy, and more detailed information concerning your Cost of Insurance Charges is available on request from our Administrative Office. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values based upon the Insured Person's age and risk class, the death benefit option, Face Amount, planned periodic premiums, and riders requested. Please consult your insurance representative or contact AGL for information about your Cost of Insurance Charge.

/2/ The net amount at risk is the difference between the current death benefit under your Policy and the amount in your Policy Account.

The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

----------------------------------------------------------------------------------------------------------------------
                                                  Periodic Charges
                                           (optional benefit riders only)
----------------------------------------------------------------------------------------------------------------------
      Optional Benefit Rider              When Charge is           Amount Deducted -           Amount Deducted -
            Charge/1/                        Deducted             Maximum Guaranteed            Current Charge
                                                                        Charge
----------------------------------------------------------------------------------------------------------------------
Accelerated Benefit Settlement       At the time the            $200                         $200
Option                               accelerated death
                                     benefit is paid
----------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit

Minimum Charge - for a               Monthly, at the            $0.84 per $1,000 of rider    $0.84 per $1,000 of
41 year old male or female,          beginning of each Policy   coverage amount per          rider coverage amount
any risk class and any Face          month                      month                        per month
Amount

Maximum Charge - for an 85 year      Monthly, at the            $1.80 per $1,000 of rider    $1.80 per $1,000 of
old male or female, any risk class   beginning of each Policy   coverage amount per month    rider coverage amount
and any Face Amount                  month                                                   per month

Example Charge - for a 38 year old   Monthly, at the            $0.84 per $1,000 of rider    $0.84 per $1,000 of
non-tobacco user, with a Face        beginning of each Policy   coverage amount per month    rider coverage amount
Amount of $200,000 for the first     month                                                   per month
Policy year
----------------------------------------------------------------------------------------------------------------------
Children's Term Insurance            Monthly, at the            $2.50 per $1,000 of rider    $2.50 per $1,000 of
                                     beginning of each Policy   coverage amount per month    rider coverage amount
                                     month                                                   per month
----------------------------------------------------------------------------------------------------------------------

_________________________
/1/ Charges for the Additional Insured Term Insurance and Disability Waiver Benefit riders vary based on the insured's sex, age, risk class and Face Amount. Charges for the Accidental Death Benefit rider vary based on the Insured Person's age. The rider charges shown in the table may not be typical of the charges you would pay. The Information Page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Office. Please consult your insurance representative or contact AGL for information about the charges for the optional benefit riders.

-----------------------------------------------------------------------------------------------------------------
                                               Periodic Charges
                                        (optional benefit riders only)
-----------------------------------------------------------------------------------------------------------------
  Optional Benefit Rider              When Charge is           Amount Deducted -           Amount Deducted -
        Charge/1/                        Deducted             Maximum Guaranteed            Current Charge
                                                                    Charge
-----------------------------------------------------------------------------------------------------------------
Additional Insured Term
Insurance

Minimum Charge - for a          Monthly, at the            $0.68 per $1,000 of rider    $0.68 per $1,000 of
41 year old female, non-        beginning of each Policy   coverage amount per month    rider coverage amount
tobacco user, any Face          month                                                   per month
Amount

Maximum Charge - for a          Monthly, at the            $83.33 per $1,000 of rider   $36.78 per $1,000 of
69 year old male, non-          beginning of each Policy   coverage amount per month    rider coverage amount
tobacco user, with a Face                                  month                        per month
Amount of $200,000 for the
first Policy year

Example Charge - for a          Monthly, at the            $2.58 per $1,000 of rider    $1.62 per $1,000 of
38 year old male, non-          beginning of each Policy   coverage amount per month    rider coverage amount
tobacco user, with a Face       month                                                   per month
Amount of $200,000 for the
first Policy year
-----------------------------------------------------------------------------------------------------------------
Disability Waiver Benefit

Minimum Charge - for a          Monthly, at the            7% of total monthly          2% of total monthly
21 year old male, any risk      beginning of each Policy   deduction                    deduction
class and any Face Amount       month

Maximum Charge - for a          Monthly, at the            100% of total monthly        44% of total monthly
59 year old male or female,     beginning of each Policy   deduction                    deduction
any risk class and any Face     month
Amount

Example Charge - for a          Monthly, at the            12% of total monthly         66% of total monthly
38 year old male, any risk      beginning of each Policy   deduction                    deduction
class, with a Face Amount       month
of $200,000 for the first
Policy year
-----------------------------------------------------------------------------------------------------------------

______________________

/1/ Charges for the Additional Insured Term Insurance and Disability Waiver Benefit riders vary based on the insured's sex, age, risk class and Face Amount. Charges for the Accidental Death Benefit rider vary based on the Insured Person's age. The rider charges shown in the table may not be typical of the charges you would pay. The Information Page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Office. Please consult your insurance representative or contact AGL for information about the charges for the optional benefit riders.

The next table describes the current Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses both before and after contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2002. Current and future expenses for the Funds may be higher or lower than those shown.

--------------------------------------------------------------------------------------------------
                                 Annual Fund Fees and Expenses

                        (expenses that are deducted from the Fund assets)

------------------------------------- ---------------------------- -------------------------------
Charge                                          Maximum                       Minimum

                                      ---------------------------- -------------------------------
------------------------------------- ---------------------------- -------------------------------
Total Annual Fund Operating                      0.94%                         0.29%
Expenses (expenses that are
deducted from portfolio assets
include management fees,
distribution (12b-1) fees and other
expenses)
------------------------------------- ---------------------------- -------------------------------

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses accompanying this Policy prospectus.

                               GENERAL INFORMATION

American General Life Insurance Company

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home address is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of AGL and its affiliates. AGL is obligated to pay all amounts promised to Policy owners under the Policies. These commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VUL-2

     After we deduct certain amounts from each premium, we put the balance, called the "net premium," into the Policy Account established for each Policy. We credit the net premium to the Policy Account as of the date we receive it, or, if later, the Register Date. We credit the net premium to the Policy Account before deducting any charges against the Policy Account due on that date. See "Charges Under the Policy" beginning on page 27.

     We will invest the Policy Account in the VIP Money Market division until the fifteenth day after we issue the Policy, or if that is not a business day, until the following business day. We will then allocate the Policy Account to the Guaranteed Interest Division or to one or more of the variable investment divisions, or both, according to your instructions in the Policy application. These instructions will apply to any subsequent premium until you provide us with new instructions. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100.

     We hold the Mutual Fund Shares in which any of your accumulation value is invested in Separate Account VUL-2 (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois insurance law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

     The Separate Account also issues interests under EquiBuilder II variable life insurance policies, which have policy features that are similar to those of EquiBuilder III Policies but which have a different sales charge structure. We no longer sell policies having an interest in the Separate Account.

     The assets in the Separate Account are our property. The assets in the Separate Account would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to the Separate Account. Our other creditors could reach only those Separate Account assets (if any) that are in excess of the amount of our reserves and other contract liabilities under the Policies with respect to the Separate Account.

     Income, gains and loses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of AGL's other assets.

Variable Investment Divisions

     We divided the Separate Account into variable investment divisions, each of which invests in shares of a corresponding Fund of VIP and MFS. Currently, you may invest premium payments in variable investment divisions investing in the following Funds.

     -----------------------------------------------------------------------------------------------------------
                   Series                                Investment                      Investment Adviser*
                                                         Objectives
     -----------------------------------------------------------------------------------------------------------
     Fidelity VIP Asset Manager          High total return                            Fidelity Management &
                                                                                      Research Company ("FMR")
     -----------------------------------------------------------------------------------------------------------
     Fidelity VIP Contrafund             Long-term capital appreciation               FMR
     -----------------------------------------------------------------------------------------------------------
     Fidelity VIP Equity-Income          Reasonable income                            FMR
     -----------------------------------------------------------------------------------------------------------
     Fidelity VIP Growth                 Capital appreciation                         FMR
     -----------------------------------------------------------------------------------------------------------
     Fidelity VIP Money Market           High level of current income                 FMR
     -----------------------------------------------------------------------------------------------------------
     Fidelity VIP High Income            High level of current income                 FMR
     -----------------------------------------------------------------------------------------------------------
     Fidelity VIP Overseas               Long-term growth of capital                  FMR
     -----------------------------------------------------------------------------------------------------------
     Fidelity VIP Investment Grade Bond  High level of current income                 FMR
     -----------------------------------------------------------------------------------------------------------
     Fidelity VIP Index 500              Total return of common stocks publicly       FMR
                                         traded in the United States, as
                                         represented by the S&P 500
     -----------------------------------------------------------------------------------------------------------
     Fidelity VIP Asset Manager: Growth  Total return                                 FMR
     -----------------------------------------------------------------------------------------------------------
     MFS Investors Trust                 Long-term growth of capital and              Massachusetts Financial
                                         secondarily to provide reasonable current    Services Company ("MFS")
                                         income
     -----------------------------------------------------------------------------------------------------------
     MFS Total Return                    Above average income and secondarily to      MFS
                                         provide growth of capital and income
     -----------------------------------------------------------------------------------------------------------
     MFS Emerging Growth                 Long-term growth of capital                  MFS
     -----------------------------------------------------------------------------------------------------------
     MFS Capital Opportunities           Capital appreciation                         MFS
     -----------------------------------------------------------------------------------------------------------
     MFS Research                        Long-term growth of capital and future       MFS
                                         income
     -----------------------------------------------------------------------------------------------------------
     MFS Utilities                       Capital growth and current income            MFS
     -----------------------------------------------------------------------------------------------------------

     *None of these Funds has an investment sub-adviser.

     You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their Prospectuses, which accompany this Prospectus. You should carefully read the Funds' Prospectuses before you select any investment division. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment division, by itself, constitutes a balanced investment plan.

     Affiliates of the Funds compensate us for administering the Funds as variable funding options for the EquiBuilder III Policies. Currently, Massachusetts Financial Services Company, the investment adviser for MFS, pays us a fee equal, on an annualized basis, to a percentage of the aggregate net assets of each Fund of the MFS attributable to the EquiBuilder III Policies and certain other variable contracts we issue. This fee will not be paid by the Funds, their shareholders or the Policy Owners.

     Affiliates of Fidelity Management & Research Company ("FMR"), the investment adviser for VIP, may compensate us or an affiliate for administrative, distribution, or other services relating to the Funds. Such compensation is generally based on assets of the Funds attributable to the EquiBuilder III Policies and certain other variable contracts we issue. This fee will not be paid by the Funds, their shareholders or the Policy Owners.

Voting Rights of a Policy Owner

     We invest the variable investment divisions' assets in shares of the Funds. We are the legal owner of the shares held in the Separate Account, and we have the right to vote on certain issues. Among other things, we may:

     .    vote to elect the Boards of Trustees of the Funds;

     .    vote to ratify the selection of independent auditors for the Funds;
          and

     . vote on issues described in the Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

     Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your Policy Account value. We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any portfolio shares that are not attributable to Policies, and any investment portfolio shares where the owner does not give us instructions, the same way we vote where we did receive owner instructions.

     We reserve the right to vote investment portfolio shares without getting instructions from Policy Owners if the federal securities laws, regulations, or their interpretations change to allow this.

     You may only instruct us on matters relating to the investment portfolios corresponding to divisions where you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each division that we attribute to your Policy by dividing your account value allocated to that division by the net asset value of one share of the matching investment portfolio.

     We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

     All investment portfolio shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues where the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

     Examples of issues that require a portfolio-by-portfolio vote are:

     . changes in the fundamental investment Policy of a particular investment portfolio; or

     .    approval of an investment advisory agreement.

The Guaranteed Interest Division

     We invest any accumulation value you have allocated to our Guaranteed Interest Division as part of our general assets. We credit interest on that account value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4 1/2%. Although this interest increases the amount of any account value that you have in our Guaranteed Interest Division, account value will also be reduced by any charges that are allocated to this option under the procedures described under "Tables of Charges" beginning on page 5. The charges and expenses of the Funds shown under "Tables of Charges" beginning on page 5 do not apply to our Guaranteed Interest Division.

Illustrations

     We may provide illustrations for death benefit, Policy Account value, and cash surrender value based on hypothetical rates of return that are not guaranteed. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return for your Policy Account value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

     Upon your request, we will provide a personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge up to $25 for each personalized illustration prepared if you request us to do so more than once each year.

                                 POLICY FEATURES

     Keep in mind as you review the following Policy features that we no longer sell EquiBuilder III Policies.

Death Benefits

     We will pay the death benefit (less any Policy loan and loan interest and any overdue charges) to your beneficiary when the Insured Person dies. You may choose one of the following two death benefit options:

     . Option A - the greater of (i) the Policy's Face Amount and (ii) the required minimum death benefit; or

     . Option B - the greater of (i) the Policy's Face Amount plus the Policy Account value and (ii) a multiple of the required minimum death benefit.

     The value of the death benefit under Option B is variable and fluctuates with Policy Account value. However; insurance under Option B costs more per month than under Option A. The value of the Policy Account and the net cash surrender value of the Policy under Option B will be lower than under Option A, all other things being equal.

     Under both death benefit options, the required minimum death benefit applies if it would provide a greater benefit (before deductions for any outstanding Policy loan and loan interest). This benefit is a percentage multiple of the amount in your Policy Account value. The percentage declines as the Insured Person gets older. The benefit will be your Policy Account value on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the Policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease proportionately for each full year.

                          TABLE OF DEATH BENEFITS BASED
                            ON POLICY ACCOUNT VALUES

INSURED
PERSON'S                                     40 or
AGE*                                         under     45       50      55     60      65       70      75      95
MINIMUM DEATH BENEFIT AS A PERCENTAGE
OF THE POLICY ACCOUNT                         250%    215%     185%    150%   130%    120%     115%    105%    100%

-------------------------------

* Age nearest birthday at the beginning of the Policy year in which the Insured Person dies. The percentages are interpolated for ages that are not shown here.

     For example, if the Insured Person is 40 years old and the Policy Account value is $100,000, the death benefit would be at least $250,000 (250% of $100,000).

     These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. See "Federal Tax Considerations," on page 33.

     Under either Option A or Option B, the length of time a Policy remains in force depends on the net cash surrender value of the Policy. Because we deduct the charges that maintain the Policy from the Policy Account, coverage will last as long as the net cash surrender value can cover these deductions. See "Policy Lapse and Reinstatement," on page 32. The investment experience (which may be either positive or negative) of any amounts in the variable investment divisions and the interest earned in the Guaranteed Interest Division affect your Policy Account value. As a result, the returns from these divisions will affect the length of time a Policy remains in force.

     If you prefer to have insurance coverage that varies with the investment experience of your Policy Account, you should choose Option B. The death benefit under Option B will always be at least the Face Amount of the Policy or the required minimum death benefit described above (in either case, less any outstanding Policy loan and loan interest), whichever is greater. If you prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges, you should choose Option A.

Maturity Benefit

     If the Insured Person is still living on the Policy anniversary nearest his or her 95th birthday, we will pay you the Policy Account value net of any outstanding loan and loan interest. The Policy will then end.

Policy Issuance Information

     When you complete an application for a Policy, it is submitted to us. We make the decision to issue a Policy based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a Policy, we will refund any premium paid.

     We will not issue a new Policy having a Face Amount that is less than $50,000, nor will we issue a Policy for an Insured Person who is older than 75.

     No insurance under a Policy will take effect: (a) until we deliver a Policy and you pay the full initial premium while the Insured Person is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time you pay the premium.

     See "Flexible Premium Payments" on page 15 of this Prospectus, for additional information concerning procedures for obtaining a Policy.

Right to Examine

     You have a right to examine your Policy. If for any reason you are not satisfied with it, you may cancel the Policy within the time limits described below by sending it to us with a written request to cancel.

     A request to cancel the Policy must be postmarked no later than the latest of the following two dates:

     .    10 days after you receive your Policy; or

     .    45 days after you sign Part 1 of the Policy application.

     If you cancel the Policy, we will, within seven days of receipt of the Policy and a duly executed, timely notice of cancellation, refund an amount equal to the greater of (1) the premiums paid or (2) the Policy Account value plus any amount deducted from the premiums paid prior to allocation to the Policy Account. Insurance coverage ends when you send a request for cancellation.

Flexible Premium Payments

     You may choose the amount and frequency of your premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each Policy will show a "planned" periodic premium. You determine the planned premium, within limits we set when you apply for a Policy. Planned premiums may not equal the amount of premiums that will keep your Policy in effect. Planned premiums are generally the amount you decide you want to pay and you can change them at any time. If mandated under applicable law, we may be required to reject a premium payment.

     You must pay a minimum initial premium on or before the date on which we deliver the Policy. The insurance will not go into effect until we receive this minimum initial premium. We determine the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and any additional benefits you select. Make the first premium payment by check or money order payable to "American General Life Insurance Company" or "AGL." Pay any additional premiums by check payable to "American General Life Insurance Company" or "AGL" and send them to our Administrative Office.

     We will send you premium reminder notices based on your planned premium unless you request that we not do so in your application, or by writing to our Administrative Office. Nevertheless, you may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

     Generally, you may pay other premiums at any time and in any amount, as long as each payment is at least $100. (In some states, Policies may have different minimum premium payments.) We may increase this minimum upon 90 days' written notice. We may also reject premium payments in a Policy year if the payments would cause the Policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," on page 33.

     If you stop paying premiums temporarily or permanently, the Policy will continue in effect until the net cash surrender value no longer covers the monthly charges against the Policy Account for the benefits selected. Planned premiums may not be sufficient to maintain a Policy because of investment experience, Policy changes or other factors.

     We have filed a Statement of Additional Information (the "Statement") with the SEC which includes more information about your Policy. The back cover page to this Prospectus describes how you can obtain a copy of the Statement.

Changes in EquiBuilder III Policies

     EquiBuilder III Policies provide you flexibility to choose from a variety of strategies which enable you to increase or decrease your insurance protection.

     A reduction in Face Amount lessens emphasis on the Policy's insurance coverage by reducing both the death benefit and the net amount at risk (the difference between the current death benefit under the Policy and the amount of the Policy Account). The reduced net amount at risk results in lower cost of insurance charges against the Policy Account. See "Changing the Face Amount of Insurance," on page 16.

     A partial withdrawal of net cash surrender value reduces the Policy Account and death benefit and may reduce the Policy's Face Amount, while providing a cash payment. It does not reduce the net amount at risk or the cost of insurance charges. See "Policy Account Transactions - Withdrawing Money from the Policy Account," on page 23.

     Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the net amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged. Under Option B, it will decrease the death benefit while leaving the net amount at risk and the cost of insurance charge unchanged. See "Flexible Premium Payments," on page 15.

     Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the net amount at risk. See "Changing the Face Amount of Insurance," on page 16.

     Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the net amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the net amount at risk and cost of insurance charge unchanged. See "Flexible Premium Payments," on page 15.

Changing the Face Amount of Insurance

     Any time after the first Policy year while a Policy is in force, you may change your Policy's Face Amount. You can do this by sending a written request to us. Any change will be subject to our approval.

     For increases in the Face Amount, we must have satisfactory evidence that the Insured Person is still insurable. Our current procedure if the Insured Person has become a more expensive risk is to ask you to confirm that you will pay higher cost of insurance charges on the amount of the increase.

     Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, we will assess a one-time administrative charge for each increase against the Policy Account. This charge is currently $1.50 for each additional $1,000 of insurance, up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge.

     You may not reduce the Face Amount below the minimum we require to issue a Policy at the time of the reduction. We will lower monthly charges against the Policy Account for the cost of insurance if you reduce the Face Amount. If you reduce the Face Amount during the first ten Policy years, we will assess a pro rata share of the applicable surrender charge against the Policy Account. See "Charges under the Policy - Transaction Fees - Surrender Charge," on page 28.

     Our current procedure is to disapprove a requested decrease in the Face Amount if it would trigger the required minimum death benefit. (This is the federal tax law provision, discussed earlier in this Prospectus, that can require us to pay as a death benefit a percentage multiple of the Policy Account value.) Instead, we will ask you to make a partial withdrawal of net cash surrender value from the Policy Account, and then we decrease the Face Amount. See "Policy Features - Death Benefits," on page 13.

     Currently, if you request a Face Amount decrease when you have previously increased the Face Amount, we will apply the decrease first against the most recent increase in the Face Amount. We will then apply decreases to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

     Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a Policy to become a "modified endowment contract" or may have other adverse tax consequences. See "Federal Tax Considerations," page 33.

Changing Death Benefit Options

     Any time after the first Policy year while a Policy is in force, you may change the death benefit option by sending us a written request. If you change the death benefit from Option A to Option B, the Face Amount will go down by the amount of Policy Account value on the date of the change. We will not allow this change if it would reduce the Face Amount below the minimum we require to issue a Policy. If you change the death benefit from Option B to Option A, the Face Amount of insurance will go up by the amount of Policy Account value on the date of the change. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based. See "Charges under the Policy - Periodic Charges - Cost of Insurance Charge," on page 30.

     Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before changing the death benefit option.

     We will not require evidence of insurability for the increase in the Face Amount when you change from Option B to Option A, nor will we charge for this increase. We will not assess a surrender charge for the decrease in the Face Amount when you change from Option A to Option B.

When Face Amount and Death Benefit Changes Go Into Effect

     Any change in the Face Amount or death benefit option of a Policy will be effective at the beginning of the Policy month following the date we approve the request. Any adjustment to Policy charges on account of the change will take effect at the same time. After we approve the request, we will send you a written notice of the approval showing each change. You should attach this notice to your Policy. We may also request that you return your Policy to us so that we can make the appropriate changes.

     In some cases, we may not approve a change you request because it might disqualify the Policy as life insurance under applicable federal tax law. We will send you a written notice of our decision to disapprove any requested change for this reason. See "Federal Tax Considerations," on page 33.

Reports To Policy Owners

     After the end of each Policy year, we will send you a report that shows the current death benefit for your Policy, the value of your Policy Account, information about the variable investment divisions, the cash surrender value of your Policy, the amount of any outstanding Policy loans, the amount of any interest you owe on the loan and information about the current loan interest rate. The annual report will also show any transactions involving your Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that you made in that year. We will also include in reports any information required by state law.

     We will send you notices of transfers of amounts between variable investment divisions and certain other Policy transactions.

Policy Periods, Anniversaries, Dates and Ages

     We measure Policy years, Policy months and Policy anniversaries from the Register Date shown on the Policy Information page in the Policy. Each Policy month begins on the same day in each calendar month as the day of the month that the Register Date occurred. For purposes of receiving Policy Owner requests, we are open for business at the same time that the New York Stock Exchange is open for business.

     The Register Date is the earlier of the issue date or the date of payment. The date of payment will normally be the day we receive a check for the full initial premium. The issue date, shown on the Policy Information page of each Policy, is the date we actually issue a Policy, and depends on the underwriting and other requirements for issuing a particular Policy. Contestability is measured from the issue date, as is the suicide exclusion.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

     We will put the initial net premium in the Policy Account as of the date of payment. We will allocate it to the VIP Money Market division of the Separate Account, regardless of your premium allocation percentages, until the first business day 15 days after the issue date. We will allocate any other net premium we receive during that period to the VIP Money Market division. On the first business day 15 days after the issue date, we will reallocate the amount in the Policy Account in accordance with your premium allocation percentages. The first time that we assess charges and deductions under the Policy is as of the Register Date. See "Policy Features - Policy Issuance Information," on page 14, regarding the commencement of insurance coverage.

     The final Policy date is the Policy anniversary nearest the Insured Person's 95th birthday. The Policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

     Generally, references in this Prospectus to the age of the Insured Person refer to his or her age on the birthday nearest to that particular date.

                            ADDITIONAL BENEFIT RIDERS

     You may add additional benefit riders to your Policy. We will assess a monthly charge against the Policy Account for each additional benefit rider, other than the Accelerated Benefit Settlement Option Rider. You can cancel these benefit riders at any time. Please see the "Tables of Charges" on page 5 of this Prospectus for the fees associated with these riders. Your Policy will have more details if you select any of these benefits. The following additional benefit riders are currently available:

Disability Waiver Benefit Rider

     With this benefit, we waive monthly charges from the Policy Account if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. If the disability starts before the Policy anniversary nearest the Insured Person's 60th birthday, we will waive monthly charges for life as long as the disability continues. If the disability starts after that, we will waive monthly charges only up to the Policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues).

Accidental Death Benefit Rider

     We will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the Policy anniversary nearest his or her 70th birthday.

Children's Term Insurance Rider

     This benefit provides term life insurance on the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children. Coverage for an insured child must begin before the child has reached age eighteen. Coverage lasts only until the Insured Person reaches age 65 or the child reaches age 25, whichever happens first.

Term Insurance on an Additional Insured Person Rider

     This rider allows you to obtain term insurance for another person, such as the Insured Person's spouse. This rider is a level death benefit term insurance rider with annually increasing cost of insurance charges. The minimum amount of coverage is $25,000 and the maximum is five times the Policy's Face Amount. The coverage and deductions expire on the Policy anniversary nearest the Insured Person's age 70.

Accelerated Benefit Settlement Option Rider

     This rider allows you to receive an accelerated benefit in the event the Insured Person becomes terminally ill or is confined to a nursing facility, as those terms are defined in the rider. In determining the accelerated benefit, we will adjust the death benefit to reflect the payment option you select, the Insured Person's sex and age, the length of time the Policy has been in force, our current assumptions as to the Insured Person's life expectancy, interest rates, cost of insurance rates, and administrative charges, and a processing charge of not over $200.

     This Accelerated Benefit Settlement Option Rider is available with EquiBuilder III Policies in those states where the rider has been approved. You can get information on approval of this rider in a particular state from us or from a registered representative authorized to sell the Policies. There is no premium charge for this rider, and you may not add the rider after we have issued a Policy. Receipt of an accelerated benefit may be subject to income tax. You should seek assistance from your personal tax advisor before electing a payment option under this rider.

                           POLICY ACCOUNT TRANSACTIONS

     The transactions we describe below may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting Policy Account transactions. See "Policy Features - Changes in EquiBuilder III Policies," on page 15. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 27.

Telephone Transactions

     If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the Insured Person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request, if you cannot make a telephone transfer. Also, if, due to malfunction or other circumstances, your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-528-2011.

Changing Premium and Deduction Allocation Percentages

     You may change the allocation percentages of your net premiums or your monthly deductions by giving instructions to us. These changes will go into effect as of the date we receive the request, and they will affect transactions on and after that date.

Transfers of Policy Account Value Among Investment Divisions

     You may transfer amounts from any variable investment division to any other variable investment division or to the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. Depending on the overall cost of performing these transactions, we may charge up to $25 for each additional transfer, except that we will impose no charge for a transfer of all amounts in the variable investment divisions to the Guaranteed Interest Division. To make a transfer, give us instructions at our Administrative Office.

     If there is a charge for making a transfer, we will allocate the charge as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 31. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

     A transfer from a variable investment division will take effect as of the business day we receive instructions to make the transfer. The minimum amount we will transfer on any date will be shown on the Policy Information page in each Policy and is usually $500. This minimum need not come from any one variable investment division or be transferred to any one variable investment division as long as the total amount transferred that day equals or exceeds the minimum. However, we will transfer the entire amount in any variable investment division even if it is less than the minimum specified in a Policy. Note that we will allocate future premiums and deductions to variable investment divisions or the Guaranteed Interest Division in accordance with existing allocations unless you also instruct us to change them.

     The Policies are not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent market timing efforts that could disadvantage other Policy Owners.

     Special rules apply to transfers from the Guaranteed Interest Division. See "Policy Account Transactions - Transfers from the Guaranteed Interest Division," on page 20.

Transfers from the Guaranteed Interest Division

     You may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the variable investment divisions. We will make the transfer as of the date we receive a written request for it, but we will only process a transfer out of the Guaranteed Investment Division if we receive it within 30 days after a Policy anniversary. The maximum amount that you may transfer is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy when we issued it. The smallest amount that you may transfer is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy.

Borrowing from the Policy Account

     At any time that a Policy has a net cash surrender value, you may borrow money from us using only your Policy as security for the loan. The maximum aggregate amount that we will loan is 90% of the cash surrender value of the Policy on the business day we receive the request for a loan. Any new loan must be at least the minimum amount shown on the Policy Information page of a Policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that we expect will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations," on page 33, with respect to the federal income tax consequences of a loan.

Loan Requests

     Send requests for loans to us. You may specify how much of the loan should be taken from the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the variable investment divisions. If you request a loan from a variable investment division, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. We determine the amounts in each division as of the day we receive the request for a loan.

     If you do not specify how to allocate a loan, we will allocate it according to your deduction allocation percentages. If we cannot allocate it based on these percentages, we will allocate it based on the proportions of the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each variable investment division to the unloaned value of the Policy Account.

Policy Loan Interest

     Interest on a Policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each Policy year. The same rate applies to any outstanding Policy loans and any new amounts borrowed during the year. We will notify you of the current rate when you request a loan. We determine loan rates as follows:

     The maximum rate is the greater of:

     .    5 1/2% ; or

     . the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporate yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

     If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which we delivered the Policy.

     We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

     Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. We will give advance notice of any increase in the interest rate on any loans outstanding.

When Interest is Due

     Interest on any money you borrow from your Policy Account is due on each Policy anniversary. If you do not pay interest when it is due, we will add it to the outstanding loan and allocate it based on the deduction allocation percentages for the Policy Account then in effect. This means that we make an additional loan to pay the interest, and transfer amounts from the variable investment divisions and the unloaned portion of the Guaranteed Interest Division to make the loan. If we cannot allocate the interest based on these percentages, we will allocate it as described above for allocating the loan.

Repaying the Loan

     You may repay all or part of a Policy loan at any time while the Insured Person is alive and a Policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a Policy loan is outstanding, we will apply all amounts we receive in respect to that Policy as a premium unless you include with the payment written instructions that we should apply it to repayment of the Policy loan.

     We will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if you borrowed $500 from the Guaranteed Interest Division and $500 from the VIP Equity - Income Division, we will not allocate repayments to the VIP Equity - Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After you have repaid this amount, you may specify how we should allocate subsequent repayments. If you do not give us instructions, we will allocate repayments based on current premium allocation percentages at the time you make the repayment.

The Effects of a Policy Loan on the Policy Account

     A loan against a Policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the Policy, even if you repay it. When we make a loan against a Policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the variable investment divisions or in the unloaned portion of the Guaranteed Interest Division.

     We expect the interest rate credited to loaned amounts in the Guaranteed Interest Division to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. The interest rate for loaned amounts in all years in the Guaranteed Interest Division will never be less than 4 1/2.
Currently:

     . for the first ten Policy years, it will be 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, and

     . after the tenth Policy year, (a) the interest rate applied to Preferred Loan amounts (as defined below) in the Guaranteed Interest Division will be equal to the interest rate charged on the loan, minus any charge for taxes or reserves for taxes and (b) the interest rate for other loaned amounts in the Guaranteed Interest Division will be as set out in the first bullet.

     Each month, we add this interest to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

     "Preferred Loans" are Policy loans made after the tenth Policy year which do not in the aggregate exceed a specified percentage of the cash surrender value. The following table shows the maximum amount eligible for Preferred Loan status for the applicable Policy year:

                                        Maximum Aggregate Amount Eligible for
                                    Preferred Loan Status as a Percentage of the
          Policy Year                          Cash Surrender Value
          -----------                          --------------------
               11                                        10%
               12                                        20%
               13                                        30%
               14                                        40%
               15                                        50%
               16                                        60%
               17                                        70%
               18                                        80%
               19 and thereafter                         90%

     The percentage limits set forth in the table above are cumulative (not per Policy year) limits, and are also subject to the overall maximum aggregate amount that will be loaned, which is 90% of the cash surrender value of the Policy.

     The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the variable investment divisions and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the VIP Money Market division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the VIP Money Market division. However, the $1,000 earns interest at a declared interest rate.

     A Policy loan may also affect the amount of time that the insurance provided by a Policy remains in force. For example, a Policy may lapse more quickly when a loan is outstanding because you cannot use the loaned amount to cover monthly charges against the Policy Account. This may have negative tax consequences. If the monthly charges exceed the net cash surrender value of the Policy, then the lapse provisions of the Policy will apply. Since the Policy permits loans up to 90% of the cash surrender value, you may have to pay additional premium payments to keep the Policy in force if you borrowed the maximum amount. For more information about these provisions, see "Policy lapses and reinstatements," on page 36 of this Prospectus.

Withdrawing Money from the Policy Account

     After a Policy has been in effect for a year, you may request a partial surrender of the net cash surrender value by sending us a written request. The partial surrender and any reductions in Face Amount and net cash surrender value will be effective as of the business day we receive the request for them. Any partial surrender is subject to certain conditions. It must:

     .   be at least $500;

     . not cause the death benefit or Face Amount to fall below the minimum for which we would issue the Policy; and

     . not cause the Policy to fail to qualify as life insurance under applicable law.

     You may specify how much of the partial surrender you want taken from each investment division. If you do not give us instructions, we will make the partial surrender on the basis of the then-current deduction allocation percentages. If we cannot withdraw the amount based on your directions or on the deduction allocation percentages, we will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the variable investment divisions to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account were in the Guaranteed Interest Division and 50% were in the VIP Money Market Division and you wanted to withdraw $1,000, we would take $500 from each division.

     When you make a partial surrender of net cash surrender value, we assess a partial surrender processing fee against the Policy Account of a maximum of the lesser of $25 or 2% of the partial surrender amount. This charge is currently $10. We will allocate this charge equally among the divisions from which the partial surrender was made. If we cannot allocate the charge in this manner, we will allocate it as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 31.

     A partial surrender of net cash surrender value reduces the amount in the Policy Account. It also reduces the cash surrender value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "Policy Features - Death Benefits," on page 13.

     If you elected death benefit Option A, we will also reduce the Face Amount of the Policy by the amount of the partial surrender so there will be no change in the net amount at risk. We will not assess a surrender charge in connection with the reduction in Face Amount. We will send you an endorsement to reflect this change. We may ask you to return the Policy to us so that we can make a change. A partial surrender will not affect the Face Amount of the Policy if death benefit Option B is in effect. See "Federal Tax Considerations," on page 33, for the tax consequences of a partial surrender. A Policy loan may be more advantageous if your need for cash is temporary.

Surrendering the Policy for Its Net Cash Surrender Value

     During the first ten Policy years, the cash surrender value of a Policy is the amount in the Policy Account minus the surrender charge described under "Charges under the Policy - Transaction Fees - Surrender Charge," on page 28. After ten Policy years, the cash surrender value and Policy Account are the same. Especially during the initial Policy years, the applicable surrender charge may be a substantial portion of the premiums paid.

     You may surrender a Policy for its net cash surrender value at any time while the Insured Person is living. You can do this by sending to us the Policy and a written request in a form satisfactory to us. The net cash surrender value of the Policy equals the cash surrender value minus any outstanding loan and loan interest. We will compute the net cash surrender value as of the business day we receive a request for surrender and the Policy, and all insurance coverage under the Policy will end on that date. See "Federal Tax Considerations," on page 33, for the tax consequences of a surrender.

                                 POLICY PAYMENTS

Payment Options

     We can pay Policy benefits or other payments, such as the net cash surrender value or death benefit, immediately in one sum, or in another form of payment described below. Payments under these options do not depend on the investment experience of any variable investment division because none of the payment options is a variable payment option. Instead, interest accrues pursuant to the options chosen. (Such interest will be appropriately includable in federal gross income of the beneficiary). If you do not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have the choice. However, if you make an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment Options will also be subject to our rules at the time of selection. Currently, you can pick these alternate payment options only if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

     The following payment options are generally available:

     Income Payments for a Fixed Period. We will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

     Life Income with Payments Guaranteed for a Fixed Term of Years. We will pay the money at agreed intervals as a definite number of equal payments and as long thereafter as the payee lives. You (or the beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

     Proceeds at Interest. The money will stay on deposit with us while the payee is alive. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed-upon intervals.

     Fixed Amount. We will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

     We guarantee interest under the foregoing options at the rate of 3% a year.

     We may also pay or credit excess interest on the options from time to time. We will determine the rate and manner of payment or crediting. Under the second option we will pay no excess interest on the part of the proceeds used to provide payments beyond the fixed term of years.

     The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

     We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

     You may change your choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. See "The Beneficiary," on page 25. Any amounts we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

     We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

The Beneficiary

     You must name a beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the Insured Person's lifetime by sending us written notice satisfactory to us. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions we took under the Policy before we received the notice. Changing the beneficiary will cancel any previous arrangement made as to a payment option for benefits. You can pick a payment option for the new beneficiary.

     At the time of the Insured Person's death, we will pay the benefit equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, we will pay the death benefit to you or to your executors or administrators.

Assignment of A Policy

     You may assign your rights in a Policy to someone else as collateral for a loan or for some other reason. In order to do so you must send a copy of the assignment to us. We are not responsible for any payment made or any action taken before we have received notice of the assignment (or of termination of the assignment) or for the validity of the assignment. An absolute assignment is a change of ownership. The federal income tax treatment of a Policy that has been assigned for valuable consideration may be different from the federal income tax treatment we described in this Prospectus.

Payment of Proceeds

     We will pay any death benefits, net cash surrender value or loan proceeds within seven days after we receive the required form or request (and other documents that may be required) at our Administrative Office. We determine death benefits as of the date of death of the Insured Person. Subsequent changes in the unit values of the variable investment divisions will not affect death benefits. We will pay interest covering the period from the date of death to the date of payment.

     We may defer determination of values and payment for one or more of the following reasons:

     . We contest the Policy, or we are deciding whether or not to contest the Policy;

     . We cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the SEC, or because the SEC has declared that an emergency exists; or

     .   The SEC by order permits us to delay payment to protect the Policy
         Owners.

     We may defer payment of any net cash surrender value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. We will pay interest of at least 3% a year from the date we receive a request for withdrawal of net cash surrender value if payment from the Guaranteed Interest Division is delayed more than 30 days.

Delay required under applicable law

     We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the resulting balance in an investment option in accordance with any transfer request you make that reduces your accumulation value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . change the underlying Fund that any investment option uses, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another;

     . operate the Separate Account under the direction of a committee or discharge such a committee at any time;

     .   change our underwriting and risk class guidelines;

     . operate the Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval, SEC and required regulatory approvals.

                            CHARGES UNDER THE POLICY

     Generally, we allocate monthly charges or certain transaction fees among the variable investment divisions and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages you specify in your application, or in accordance with your subsequent instructions. However, we generally make deductions for the first Policy month from the VIP Money Market division.

     The following information describes the charges under the Policy as shown beginning on page 5 in the "Tables of Charges" section. Please review both Prospectus sections, and the Policy form itself, for information on charges. We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the cost of providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the premium expense charge and the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to cover such expenses.

Transaction Fees

     Premium Expense Charge. We deduct 5% of each Policy premium payment we receive as a Premium Expense Charge. We deduct this charge for each premium paid during a Policy year until the total amount of premiums for that Policy year equal the Target Premium. We do not deduct a Premium Expense Charge for premiums above a Target Premium that you pay during that Policy year. During the next Policy year, we will again deduct a Premium Expense Charge of 5% until total premiums paid during that Policy year equal the Target Premium.

     You can reduce aggregate Premium Expense Charges by concentrating premium payments in a few Policy years so that the premiums paid in each of those years exceed a Target Premium. However, concentrating premium payments during a Policy's early Policy years, and in particular during the first Policy year, may increase the surrender charge if you surrender your Policy or, in some instances, if you reduce your Policy's Face Amount or let it lapse during the first ten Policy years. In addition, concentrating premium payments during the first seven Policy years can increase the likelihood that a Policy will be considered a modified endowment contract. See "Federal Tax Considerations," on page 33.

     We deduct a Premium Expense Charge to recover some of the costs of distributing the EquiBuilder III Policies. These expenses include agents' commissions and printing prospectuses and sales literature. We do not profit from this charge.

     Premium Taxes. All states and certain other jurisdictions tax premium payments (the deduction is called a tax charge back if we issued your Policy in Oregon). Taxes currently range up to 5%. We deduct the applicable tax from each premium payment. This is a tax to AGL, so you cannot deduct it on your income tax return. The amount of the tax will vary depending on where you live. Since the tax deduction is a percentage of your premium, the amount of the tax will also vary with the amount of the premium payment. If you change your place of residence, we will change the deduction to match the new tax rate. Please notify us if you move.

     Surrender Charge (for full surrenders). Your Policy Information page shows the maximum surrender charge, which will equal 50% of one Target Premium. This maximum will not vary with the amount of premiums paid or when they are paid. At the end of the sixth Policy year, and at the end of each of the four succeeding Policy years, the maximum surrender charge will decrease by 20% of the initial maximum surrender charge. After the end of the tenth Policy year, there is no surrender charge.

     The maximum surrender charge will not be more than 50% of one Target Premium. Subject to the maximum surrender charge, we calculate the surrender charge based on actual premium payments. The surrender charge we currently assess equals the sum of

     . 25% of premium payments you make during the first Policy year up to the amount of one Target Premium, and

     . 9% of any additional premiums you pay during the second through tenth Policy years.

     Under the Policy's formula used to calculate surrender charges, paying less than one Target Premium in the first Policy year results in a surrender charge of less than the maximum surrender charge in the first year. If you continue to pay less than one Target Premium in the following years, you can surrender your Policy and pay less than the maximum surrender charge. Keep in mind, however, that the less premiums you pay, the less value your Policy will have to pay monthly charges, which increases the possibility your Policy will lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk).

--------------------------------------------------------------------------------
     Assume a $200,000 initial Face Amount Policy for a male age 40. This Policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each Policy year and that no benefit riders have been selected. The following table shows the surrender charge only which would apply under different premium payment assumptions if surrender of the Policy were to occur during the indicated Policy year.

------------------------------------------------------------------------------------------
During     Premium         Charge      Premium         Charge      Premium        Charge
Year       Payment                     Payment                     Payment
           Assumptions                 Assumptions                 Assumptions
 1         $ 3000          $  635      $ 2280          $  570      $ 1140         $  285
 2           3000             905        2280             775        3420            593
 3           3000            1140        2280             980        2280            790
 4           3000            1140        2280            1140        2280           1003
 5           3000            1140        2280            1140        2280           1140
 6           3000            1140        2280            1140        2280           1140
 7           3000             912        2280             912        2280            912
 8           3000             684        2280             684        2280            684
 9           3000             456        2280             456        2280            456
10           3000             228        2280             228        2280            228
------------------------------------------------------------------------------------------

     We reduce the maximum surrender charge by the amount of any pro rata surrender charge we previously imposed in connection with a decrease in the Face Amount.

     Surrender Charge (for Face Amount decreases). During the first ten Policy years, we will treat a decrease in the Face Amount of a Policy as a surrender, and we will deduct a portion of the surrender charge. If the Face Amount of a Policy increases and then decreases, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount when we issue the Policy). Generally, we determine the pro rata surrender charge for a partial surrender by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge that would apply to a total surrender.

--------------------------------------------------------------------------------
     For example, assume that we issue a Policy for a male age 40 with a Face Amount of $200,000. In the third Policy year, you decide to decrease this Face Amount by $100,000. Assume also that you paid an annual premium of $3,000 for each of the first three Policy years and that the maximum surrender charge for the third Policy year is $1,140. To determine the pro rata surrender charge:

     Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000 / $200,000 = .5)

     Then multiply this fraction by the surrender charge in effect before the decrease.
                 Pro rata surrender charge = .5 x $1,140 = $570.

     Thus, you would be charged $570 for decreasing the Face Amount of this Policy from $200,000 to $100,000 during the third Policy year. The maximum surrender charge you might pay in the future would be reduced proportionately. We would send you a new Policy Information page that shows the new maximum charges. You will pay the maximum only if you surrender the Policy or let the Policy lapse after you pay enough premiums to reach the maximum.
--------------------------------------------------------------------------------

We do not charge a partial surrender processing fee for Face Amount decreases.

     Partial Surrender Processing Fee. For withdrawals of less than your full Policy Account value, we will deduct a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. We use this charge to help pay for the expense of making a partial surrender. See "Policy Account Transactions - Withdrawing Money from the Policy Account" on page 23.

     Face Amount Increase Charge. There is an administrative charge that is currently $1.50 for each $1,000 of Face Amount increase up to a maximum charge of $300. See "Policy Features - Changes in EquiBuilder III Policies," on page 15.

     Transfers. If you make more than four transfers of Policy Account value in a Policy year among variable investment divisions, we will charge up to $25 for each additional transfer in that Policy year. This charge is currently $0. However, if you transfer all of the assets to the Guaranteed Interest Division, we will not impose any transfer charge. See "Policy Account Transactions - Transfers of Policy Account Value Among Investment Divisions," on page 20. We will consider a request for transfer involving the simultaneous transfer of funds from or to more than one investment division to be one transfer.

     Policy Owner Additional Illustration Charge. If you request more than one illustration of projected death benefits and Policy Account and cash surrender values in a Policy year, we may charge a $25 fee.

Periodic Charges

     At the beginning of each Policy month, we deduct the following charges from each Policy Account.

     Administrative Charge. At the beginning of each of the first twelve Policy months that a Policy is in effect, we will also deduct an administrative charge of $30 per month. After the first twelve Policy months, the current charge will be $6 per month. We may raise this $6 charge to reflect higher costs, but we guarantee it will never be more than $12 per month.

     For the first 12 Policy months, we use this charge to recover costs of issuing and placing the Policy such as application processing, medical examinations, establishment of Policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class). After the first twelve Policy months, this charge is used to cover the continuing costs of maintaining the EquiBuilder III Policies, such as premium billing and collection, claim processing, Policy transactions, record keeping, communications with Policy Owners and other expenses and overhead.

     Cost of Insurance Charge. The monthly cost of insurance is our current monthly cost of insurance rate multiplied by the net amount at risk at the beginning of the Policy month divided by $1,000. The net amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month rises due to the requirements of federal tax law (see "Policy Features - Death Benefits," on page
13), the net amount at risk for the month will also rise.

     For this purpose we determine the amount of each Policy Account before deducting the cost of insurance charge, but after all other charges due on that date. The cost of insurance charge will vary from month to month with changes in the net amount at risk and with increasing age of the Insured Person.

     We base the cost of insurance rate on the Insured Person's sex, age and risk class and the Face Amount size of the Policy at the time of the charge. We may change these rates from time to time, but they will never be more than the guaranteed maximum rates set forth in a particular Policy. We base the maximum charges on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of net amount at risk for a male non-tobacco user at various ages.

     In Montana and Massachusetts there will be no distinctions based on sex. Where required, we will provide cost of insurance charges that do not distinguish between males and females. See "Employee Benefit Plans" on page 9 of the Statement of Additional Information.

     Mortality and Expense Risk Charge. We deduct a charge from the variable investment divisions for assuming mortality and expense risks. The mortality risk that we assume is that Insured Persons will live for shorter periods than estimated. When this happens, we have to pay a larger death benefit than expected in relation to the cost of insurance charges we received. The expense risk we assume is that the cost of issuing and administering Policies will be greater than we expected. We assess a daily charge for mortality and expense risks at an annual effective rate of 0.75% of the value of the assets in the Separate Account attributable to EquiBuilder III Policies. This charge affects the unit values for the variable investment divisions. See "Policy Account Value
- Determination of the Unit Value" on page 31.

     We may profit from this charge and may use such profits for any lawful purpose including paying distribution expenses.

     Optional Rider Charges. We will deduct the cost of any additional (optional) benefit riders on a monthly basis. We may change these charges, but each Policy contains tables showing the guaranteed maximum rates for all of these insurance costs. See "Tables of Charges" on page 5.

Annual Fund Expenses

     The value of the net assets of each variable investment division reflects the management fees and other expenses incurred by the corresponding Fund in which the variable investment division invests. For further information, consult the Funds' prospectuses and the "Tables of Charges" section in this Prospectus.

     We guarantee that the fees for partial withdrawals, increases in Face Amounts and for transfers will never exceed the amounts that we set out above. See also "Charges under the Policy - Transaction Fees - Surrender Charge," on page 28.

Allocation of Policy Account Charges

     Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. You may change deduction allocation percentages by giving us instructions. Changes will be effective as of the date we receive them.

     We will subtract charges for partial withdrawals of net cash surrender value and transfers of Policy Account values equally among the divisions from which the transactions were made. If we cannot make the charge this way, we will make it based on the proportion of the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the variable investment divisions, to the total unloaned value of the Policy Account.

                              POLICY ACCOUNT VALUE

     The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the variable investment divisions. The amount in a Policy Account also reflects various deductions and charges. We deduct monthly charges on the first day of each Policy month. We deduct transaction charges or surrender charges on the effective date of the transaction.

     Charges against the Separate Account are reflected daily. Any amount you allocate to a variable investment division will increase or decrease depending on the investment experience of that division, and there is no guaranteed minimum cash value. We guarantee the value of amounts in a Policy Account you allocate to the Guaranteed Interest Division, and interest credited to those amounts. See "The Guaranteed Interest Division" on page 12.

Amounts in the Variable Investment Divisions

     We use amounts you allocate, transfer or add to the variable investment divisions to purchase units representing undivided interests in the various divisions. The value of the units we credit to the Policy Account for a division represents the amount in that division. We calculate the number of units purchased or redeemed in a variable investment division by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the effective date of the transaction. (See "Policy Account Transactions" regarding the effective dates of Policy Account transactions.)

     The number of units changes only when you purchase or redeem them, but the value of a unit will change with the investment performance of the corresponding Fund. The value of a unit also reflects charges we assess against the Separate Account. On any given day, the value your Policy Account has in a variable investment division is the unit value times the number of units you have in that division. The units of each variable investment division have different unit values.

     You purchase units of a variable investment division when you allocate premiums, repay loans or transfer amounts to that division. You redeem or sell units when you make withdrawals or transfer amounts from a variable investment division (including transfers for loans) or when we pay a death benefit when the Insured Person dies. We also redeem units for monthly charges or other charges from the Separate Account.

Determination of the Unit Value

     We determine unit values for each variable investment division at the end of each business day. Generally, a business day is any day we are open and the New York Stock Exchange is open for trading. We will not process any Policy transactions as of any day that is not a business day other than to issue a Policy anniversary report, make monthly charge deductions and pay the death benefit under a Policy. For purposes of receiving Policy Owner requests, we are open from 8:00 a.m. to 3:00 p.m., Houston, Texas time.

     The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day equals the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

     We determine a net investment factor for each variable investment division every business day as follows:

     . First, we determine the value of the shares belonging to the division in the corresponding Fund at the close of business that day (before giving effect to any Policy transactions for that day, such as premium payments or surrenders). For this purpose, we use the share value reported to us by the Fund;

     . Next, we add any dividends or capital gains distributions paid for the corresponding Fund on that day;

     . Then, we divide this sum by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any Policy transactions on that day);

     . Then, we subtract a daily mortality and expense risk charge for each calendar day between business days. (For example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.00002063, which is an annual effective rate of 0.75%; and

     . Finally, we subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

     Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                         POLICY LAPSE AND REINSTATEMENT

Lapse of the Policy

     If the net cash surrender value is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any Policy loan plus loan interest exceeds the cash surrender value, we will start procedures to terminate the Policy. We will notify you and any assignee shown on our records in writing that the net cash surrender value is insufficient to pay monthly charges or that an outstanding Policy loan plus loan interest exceeds the cash surrender value of the Policy. In either case, we will notify you and give you a grace period of 61 days to pay an additional premium to prevent lapse of the Policy, and that you must pay a specified amount of premium that will cover estimated monthly charges for three months, to avoid lapse of the Policy. The grace period begins with the first day of the Policy month for which all charges could not be paid.

     If we receive at least the specified amount before the end of the grace period, we will use the payment to satisfy the overdue charges. We will place any remaining balance in the Policy Account, and will allocate it in the same manner as previous premium payments. We will apply a payment of less than the specified amount we receive before the end of the grace period to overdue charges. This will not prevent lapse of the Policy.

     If we do not receive at least the specified payment within the 61 days, the Policy will lapse without value. We will withdraw any amount left in your Policy Account and apply this amount to the charges owed us, including any applicable surrender charge. We will inform you that your Policy has ended without value.

     If the Insured Person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any outstanding Policy loan and loan interest and overdue charges.

Reinstatement of the Policy

     You may reinstate your Policy within three years after it lapses if:

     .    you provide evidence that the Insured Person is still insurable; and

     . you send us a premium payment sufficient to keep the Policy in force for three months after the date it is reinstated.

     The effective date of the reinstated Policy will be the beginning of the Policy month which coincides with or follows the date we approve the reinstatement application. Upon reinstatement, we will reduce your maximum surrender charge by the amount of all surrender charges you have already paid. We will calculate future surrender charges as if the Policy had been in force since the original Register Date. We will not reinstate previous loans.

                           FEDERAL TAX CONSIDERATIONS

     This discussion is based on current federal income tax law and interpretations. It assumes that the Policy owner is a natural person who is a U.S. citizen or U.S. resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser. Please note that the discussions below are general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

General

         The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as you can see from the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

Testing for modified endowment contract status

     The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit insurance Policy; and

     . the fixed benefit Policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a Policy, the Policy will generally be (a) treated as a new contract for purposes of determining whether the Policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     The Company has procedures in place, including Policy owner notification, to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance Policy that is received in a tax free 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

Other effects of Policy changes

     Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

Rider benefits

     The premium payments and any death benefits to be paid under any term insurance rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, a term rider may be determined to constitute a "qualified additional benefit" as that term is defined in Section 7702 of the Internal Revenue Code. The death benefit to be paid under a rider that is a "qualified additional benefit" will not be treated as a future benefit of the Policy for tax purposes. The premium payments for the same rider, however, will be treated as future benefits for purposes of compliance with Section 7702. You should consult a qualified tax adviser regarding any term rider you may purchase.

Taxation of pre-death distributions if your Policy is not a modified endowment contract

     As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

Taxation of pre-death distributions if your Policy is a modified endowment contract

     If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other Policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Policy lapses and reinstatements

     A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

Diversification

     Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance Policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. The Separate Account, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a Policy owner to direct his or her investment to particular Mutual Funds within the Separate Account may cause the Policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a Policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of the Separate Account.

Estate and generation skipping taxes

     If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the 2001 Act) brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $1 million for decedents dying in 2003. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Internal Revenue Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million ($1,120,000 in 2003 indexed for inflation). Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

Life insurance in split dollar arrangements

     On July 3, 2002, the Treasury and the IRS, following up on Notice 2002-8, 2002-4 I.R.B. 396 (January 3, 2002) issued proposed regulations on the tax treatment of split dollar arrangements. The proposed regulations generally retain the approach of Notice 2002-8, but expand the scope of and elaborate on the guidance provided in that Notice.

     The proposed regulations provide two mutually exclusive regimes for tax split dollar arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. The guidance of the proposed regulations would apply to split dollar arrangements entered into or materially modified after the date of publication of final regulations. Notice 2002-8 will govern the tax treatment of split dollar arrangements entered into on or before the publication of final regulations.

     In addition, it should be noted that split dollar arrangement characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

     Finally, Treasury and the IRS on August 16, 2002 issued Notice 2002-59, 2002-36 I.R.B. 1 (August 16, 2002). The purpose of Notice 2002-59 is to explicitly state the IRS' position that any arrangement designed to understate the value of benefits under a life insurance contract will not be respected. Notice 2002-59 addresses all split dollar arrangements including "reverse" split dollar arrangements, that uses inappropriately high current term insurance rates, prepayment of premiums, or other techniques to confer policy benefits other than life insurance protection on another party. Purchasers of life insurance policies are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from a split dollar arrangement.

Pension and profit-sharing plans

     If a life insurance Policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such Policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's accumulation value will not be subject to federal income tax. However, the Policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. The rules for determining P.S. 58 costs are being reviewed by the IRS and may change. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

Other employee benefit programs

     Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

     Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

Our taxes

     We report the operations of the Separate Account in our federal income tax return, but we currently pay no income tax on the Separate Account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance Policy reserves. We currently make no charge to any Separate Account division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to the Separate Account or allocable to the Policy.

     Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

When we withhold income taxes

     Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

Tax changes

     The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance Policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.

     The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the Statement of Additional Information.

                              FINANCIAL STATEMENTS

     The Financial Statements of AGL and the Separate Account can be found in the Statement of Additional Information.

     We are required to include several additional financial statements in the Statement of Additional Information because of the December 31, 2002 merger of All American Life Insurance Company, American Franklin and The Franklin Life Insurance Company into AGL. These additional financial statements are those of All American Life Insurance Company, American Franklin and The Franklin Life Insurance Company reflecting the effect of the merger. None of these financial statements will appear in future versions of the Statement of Additional Information.

Please see the back cover of this prospectus for information on how to obtain a copy of the Statement of Additional Information.

                                   DEFINITIONS

Here are definitions of certain terms used in this Prospectus:

Administrative Office-The address of the Administrative Office of AGL is Variable Universal Life Administration, P.O. Box 4880, Houston, Texas 77210-4880.

Age-The age of the Insured Person on his or her birthday nearest the date on which a determination of the Insured Person's age is made.

AGL, We, Our, Us- American General Life Insurance Company, a Texas stock life insurance company and the issuer of the EquiBuilder III individual flexible premium variable life insurance Policies described in this Prospectus.

Face Amount-The face amount of insurance shown on the Policy Information page of a Policy. The Face Amount is the minimum death benefit payable under a Policy while the Policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the Policy and any due and unpaid charges.

Fund(s)-Portfolio(s) of the Fidelity Variable Insurance Products Fund and MFS Variable Insurance Trust, which are all "series" type mutual funds. Each portfolio is referred to as a Fund, and collectively, as the Funds.

Guaranteed Interest Division-A part of AGL's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by AGL.

Insured Person-The person whose life is insured under a Policy.

Policy Account-The sum of amounts allocated to the investment divisions of the Separate Account and AGL's Guaranteed Interest Division for a particular Policy.

Policy anniversary-An anniversary of the Register Date of a Policy while the Policy is in effect.

Policy month-A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a Policy is in effect.

Policy Owner, You, Your-The person designated as Policy Owner on the Policy Information page of a Policy.

Policy year-An annual period beginning on the Register Date and on each anniversary of the Register Date while the Policy is in effect.

Register Date-The date we issue a Policy or the date we receive a full initial premium payment, whichever is earlier.

SEC -The Securities and Exchange Commission.

Separate Account-Separate Account VUL-2, a segregated investment account of AGL established under the Insurance Laws of the State of Texas in which amounts in a Policy Account other than those in the Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding Funds.

Statement of Additional Information-The Statement of Additional Information ("Statement" or "SAI") is a document, separate from this Prospectus, that contains additional information about the EquiBuilder III Policies.

Target Premium-A hypothetical annual premium which is based on the age and sex of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for each EquiBuilder III Policy is shown on the Policy Information page of the Policy.

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO]  AIG AMERICAN                                           Privacy Notice
              GENERAL

  AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

  "Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

  "Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

  . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

     - Given to us on applications or other forms;

     - About transactions with us, our affiliates, or third parties;

     - From others, such as credit reporting agencies, employers, and federal and state agencies.

  . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

  . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

  . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

  . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

  . We do not share Nonpublic Personal Information about you except as allowed by law.

  . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

     (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

     (ii) other organizations with which we have joint marketing agreements.

  . The types of companies and persons to whom we may disclose Nonpublic Personal Information include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

  . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

  . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

  .  You will be notified if our privacy policy changes.

  .  Our privacy policy applies to current and former customers.

This Privacy Notice is given to you for your information only. You do not need to call or take any action.

New Mexico and Vermont Residents Only:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may New write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, North Central Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York, USLIFE Credit Life Insurance Company of Arizona


                                              (C) 2003 American International
                                                  Group, Inc. All rights
                                                  reserved.

[LOGO] AIG AMERICAN
            GENERAL

For additional information about the EquiBuilder III Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "Statement"), dated May 1, 2003. We have filed the Statement with the SEC and have incorporated it by reference into this Prospectus. You may obtain a free copy of the Statement if you write us at our Home Office, which is located at 2727-A Allen Parkway, Houston, Texas 77019 or call us at 1-800-528-2011. You may also obtain the Statement from an insurance representative through which the Policies may be purchased. Additional information about the EquiBuilder III Policies, including, personalized illustrations of death benefits, cash surrender values, and cash values is available, without charge, upon request to the same address or phone number printed above.

Information about the Separate Account, including the Statement, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Product issued by:
American General Life Insurance Company
Member of American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019

EquiBuilder III Flexible Premium Variable Universal Life Insurance Policy Form Number T1735

Not available in the state of New York

EquiBuilder III policies are distributed by American General Equity Services Corporation Member NASD Member of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company are solely its responsibility. American General Life Insurance Company is responsible for its own financial condition and contractual obligations.

(C)2003 American International Group, Inc.
 All rights reserved.                                  ICA File No. 811-06366

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VUL-2

                            EQUIBUILDER III POLICIES

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VUL ADMINISTRATION DEPARTMENT

                    P.O. BOX 4880, Houston, Texas 77210-4880
        1-800-528-2011; (713) 831-3443; Hearing Impaired: 1-888-436-5258

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus. You should read it with the Prospectus for American General Life Insurance Company Separate Account VUL-2 (the "Separate Account") dated May 1, 2003, concerning the EquiBuilder III flexible premium variable universal life insurance Policies (the "Policy" or "Policies"). You can obtain a copy of the Prospectus for the EquiBuilder III Policies, and any Prospectus supplements, by contacting American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Terms used in this SAI have the same meanings as are defined in the Prospectus under the heading "Index of Special Words and Phrases."

                                TABLE OF CONTENTS

GENERAL INFORMATION ...........................................................    3
  AGL .........................................................................    3
  Separate Account VUL-2 ......................................................    3
SERVICES.......................................................................    3
MORE INFORMATION ON LAPSE OF THE POLICY .......................................    4
DISTRIBUTION OF THE POLICIES ..................................................    4
PERFORMANCE DATA FOR THE DIVISIONS 5 Average Annual Total Return Calculations..    5
  Fund Performance ............................................................    6
  Money Market Division Yield and Effective Yield Calculations ................    7
  Material Conflicts ..........................................................    8
  Limits On AGL's Right To Challenge A Policy..................................    8
  Employee Benefit Plans ......................................................    9
  Dividends ...................................................................    9
FINANCIAL STATEMENTS ..........................................................   10
  Separate Account Financial Statements .......................................   10
  AGL Financial Statements ....................................................   10
  Other Financial Statements...................................................   11

                               GENERAL INFORMATION

AGL

We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VUL-2

Separate Account VUL-2 (the "Separate Account") is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

The assets in Separate Account VUL-2 are our property. The assets in Separate Account VUL-2 would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to Separate Account VUL-2. Our other creditors could reach only those Separate Account VUL-2 assets (if any) that are in excess of the amount of our reserves and other contract liabilities under the Policies with respect to Separate Account VUL-2.

                                    SERVICES

AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware LLC established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, auditing, accounting and legal services. During 2002, 2001, and 2000, $99,267,147, $86,168,095 and $73,483,037, respectively, was paid by AGL to AGLC for these services.

                     MORE INFORMATION ON LAPSE OF THE POLICY

A Policy which has lapsed may have tax consequences, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

If your Policy lapses, you will not be able to take any loans or surrenders from your Policy unless you make a full surrender (subject to applicable surrender charges). You will also not be permitted to transfer Policy Account value between investment divisions while your Policy is in lapse.

                          DISTRIBUTION OF THE POLICIES

American General Equity Services Corporation (formerly known as Franklin Financial Services Corporation) ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the EquiBuilder III Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates.

AGESC offers the securities under the Policies on a continuous basis.

AGESC is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

We sell our Policies primarily through our insurance agents or brokers, who are authorized by law to sell variable life insurance. Pursuant to a selling agreement between us, AGESC and American General Securities Incorporated ("AGSI"), AGSI will employ and supervise agents chosen by us to sell the Policies and will use its best efforts to qualify such persons as its registered representatives. AGSI, an affiliate of AGL, is registered with the SEC as a broker-dealer under 1934 Act and is a member of the NASD.

The Policies may also be sold by persons who are registered representatives of other registered broker-dealers who are members of the NASD, and with whom AGESC may enter into a selling agreement.

Registered representatives of AGSI (who prior to October 1, 2002, were registered representatives of Franklin Financial Services Corporation) and other registered broker-dealers, earn commissions on Policy sales of up to 100% of premiums paid during the first Policy year. For Policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account. While no new Policies will be sold on or after January 2, 2003, commissions earned on past Policy sales will still be paid to AGSI and other registered broker-dealers of record.

These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by AGL. They do not result in any additional charges against the Policy that are not described in the Prospectus under "Charges Under the Policy."

Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

Pursuant to AGESC's Distribution Agreement with AGL, AGL reimburses AGESC for reasonable sales expenses, including overhead expenses. No sales commissions were paid to AGESC for the years 2000, 2001 and 2002.

                       PERFORMANCE DATA FOR THE DIVISIONS

Average Annual Total Return Calculations

Each variable investment division may advertise its average annual total return. We calculate each variable investment division's average annual total return quotation under the following standard method:

..    We take a hypothetical $10,000 investment in each variable investment division on the first day of the period at the maximum offering price ("initial investment").

..    We calculate the ending redeemable value ("redeemable value") of that investment at the end of 1, 3, 5 and 10 year period. If Average Annual Total Return for a variable investment division is not available for a stated period, we may show Average Annual Total Return since variable investment division inception. The redeemable value reflects the effect of the Mortality and Expense Risk Charge and all other noninsurance charges and fees, including premium expense charges and premium taxes. We do not reflect any cost of insurance charges, monthly expense charges, surrender charges or any other insurance related charges in the calculation. If these charges had been reflected, then the average annual total return quotations would have been lower than what is currently shown.

..    We divide the redeemable value by the initial investment.

..    We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

Average annual total return quotations for the variable investment divisions for the period ended December 31, 2002 are shown in the table below.

                                                                                                  Since        Investment
                                                                                                Investment      Division
                                                                                                 Division       Inception
             Investment Division                 1 year     3 years    5 years    10 years       Inception        Date
             -------------------                 ------     -------    -------    --------       ---------        ----
Fidelity VIP Money Market                       (12.52)%    ( 2.01)%        N/A         N/A        0.28%         1/2/98
Fidelity VIP High Income                        (11.10)%    (16.51)%        N/A         N/A       (10.09)%       1/2/98
Fidelity VIP Equity-Income                      (28.90)%    (10.69)%        N/A         N/A       (3.78)%        1/2/98
Fidelity VIP Growth                             (40.52)%    (24.94)%        N/A         N/A       (4.29)%        1/2/98
Fidelity VIP Overseas                           (31.77)%    (25.28)%        N/A         N/A       (7.91)%        1/2/98
Fidelity VIP Investment Grade Bond              ( 4.96)%      3.66%         N/A         N/A        2.97%         1/2/98
Fidelity VIP Asset Manager                      (21.76)%    (11.28)%        N/A         N/A       (2.60)%        1/2/98
Fidelity VIP Index 500 (1)                      (33.61)%    (19.98)%        N/A         N/A       (5.65)%        1/2/98
Fidelity VIP Asset Manager: Growth (1)          (27.75)%    (17.29)%        N/A         N/A       (4.72)%        1/2/98
Fidelity VIP Contrafund (1)                     (22.19)%    (14.94)%        N/A         N/A       (0.33)%        1/2/98
MFS Emerging Growth Series (1)                  (43.79)%    (33.92)%        N/A         N/A       (12.10)%       7/1/98
MFS Research Series (1)                         (35.62)%    (22.36)%        N/A         N/A       (11.26)%       7/1/98
MFS Investors Trust Series (1)                  (32.47)%    (18.08)%        N/A         N/A       (10.85)%       7/1/98
MFS Total Return Series (1)                     (18.55)%    ( 2.67)%        N/A         N/A       (1.07)%        7/1/98
MFS Utilities Series (1)                        (34.24)%    (19.56)%        N/A         N/A       (7.40)%        7/1/98
MFS Capital Opportunities Series (1)            (40.18)%    (24.58)%        N/A         N/A       (7.98)%        7/1/98

--------------------------------
(1) "N/A" indicates data is not available for the stated period.

Fund Performance

Each variable investment division may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Series in which the variable investment division invest may pre-date the effective date of the variable investment division being offered in the Policy.

The table below provides the actual historical performance of the corresponding Series in which each of these variable investment divisions invest. This information does not reflect the Mortality and Expense Risk Charge or any other noninsurance or insurance-related charges and deductions of the Separate Account.


                                             Fund Average Annual Total Returns
        without the deduction of any applicable noninsurance or insurance-related charges of the Separate Account
                                               (Through December 31, 2002)

                                                                                                       Since          Fund
                                                                                                        Fund        Inception
                Investment Division               1 year     3 years     5 years      10 years        Inception       Date
                -------------------               ------     -------     -------      --------        ---------       ----
Fidelity VIP Money Market                         1.69%       4.04%       4.55%        4.70%          6.32%         4/1/82
Fidelity VIP High Income                          3.44%      (10.90)%    (6.04)%       3.46%          6.76%         9/19/85
Fidelity VIP Equity-Income                       (16.95)%    (5.06)%      0.31%        9.79%          10.03%        10/9/86
Fidelity VIP Growth                              (30.10)%    (19.98)%    (0.36)%       8.44%          10.40%        10/9/86
Fidelity VIP Overseas                            (20.28)%    (20.19)%    (3.95)%       4.70%          4.24%         1/28/87
Fidelity VIP Investment Grade Bond                10.34%      10.00%      7.47%        7.29%          8.00%         12/5/88
Fidelity VIP Asset Manager                       (8.73)%     (5.61)%      1.45%        7.06%          8.36%         9/6/89
Fidelity VIP Index 500 (1)                       (22.25)%    (14.74)%    (0.84)%       9.04%          9.37%         8/27/92
Fidelity VIP Asset Manager: Growth (1)           (15.53)%    (11.86)%    (1.49)%         NA           6.97%         1/3/95
Fidelity VIP Contrafund (1)                      (9.35)%     (9.43)%      3.71%          NA           12.27%        1/3/95
MFS Emerging Growth Series (1)                   (33.76)%    (29.25)%    (3.43)%         NA           4.69%         7/24/95
MFS Research Series (1)                          (24.54)%    (17.31)%    (2.85)%         NA           4.72%         7/26/95
MFS Investors Trust Series (1)                   (20.96)%    (12.79)%    (2.84)%         NA           5.68%         10/9/95
MFS Total Return Series (1)                      (5.17)%      3.32%       5.01%          NA           10.72%        1/3/95
MFS Utilities Series (1)                         (22.76)%    (14.42)%    (0.65)%         NA           9.22%         1/3/95
MFS Capital Opportunities Series (1)             (29.69)%    (19.67)%    (0.63)%         NA           4.61%         8/14/96

----------------------------------
(1) "N/A" indicates data is not available for the stated period.

Money Market-Investment Division Yield and Effective Yield Calculations

We calculate the Money Market-Investment Division's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

..    We take the net change in the Accumulation Unit value during the period.

..    We divide that net change by the Accumulation Unit value at the beginning of the period to obtain the base period return.

..    We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

..    We carry the current yield figure to the nearest one-hundredth of one percent.

We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Division's Portfolio in the calculation. The Money Market-Investment Division's historical yield for the seven day period ended December 31, 2002 was 0.52%.

We determine the Money Market-Investment Division's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)/365/7/-1. The Money Market-Investment Division's historical effective yield for the seven day period ended December 31, 2002 was 0.53%. Yield and effective yield do not reflect the deduction of any insurance or noninsurance-related charges that we may impose when you redeem Accumulation Units.

                             ADDITIONAL INFORMATION

Material Conflicts

We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

..    state insurance law or federal income tax law changes;

..    investment management of an investment portfolio changes; or

..    voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment Policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

Under the 1940 Act, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable divisions. We cast votes credited to amounts in the variable divisions not credited to Policies in the same proportion as votes cast by owners.

Limits On AGL's Right To Challenge A Policy

We can challenge the validity of an insurance Policy (based on material misstatements in the application or, with respect to any Policy change, in the application for the change) if it appears that the Insured Person is not actually covered by the Policy under our rules. However, there are some limits on how and when we can challenge the Policy.

Except on the basis of fraud, we cannot challenge the Policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the Policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

Except on the basis of fraud, we cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

We can challenge at any time an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled. We can also require proof of continuing disability.

If the Insured Person dies within the time that the validity of the Policy may be challenged, we may delay payment until we decide whether to challenge the Policy.

If the Insured Person's age or sex is misstated on any application, we can provide the death benefit and any additional benefits that would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

If the Insured Person commits suicide within two years after the date on which the Policy was issued or reinstated, we will limit the proceeds payable to the total of all premiums that you paid to the time of death minus the amount of any outstanding Policy loan and loan interest and minus any partial withdrawals of net cash surrender value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that you requested, we will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

Employee Benefit Plans

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of EquiBuilder III Policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. We did not design the EquiBuilder III Policies for use in connection with qualified plans or trusts under federal tax laws.

Dividends

We pay no dividends on the Policies offered by this Prospectus.

                              FINANCIAL STATEMENTS

     In 2002, due to AIG's acquisition of AGL and its affiliated companies, AGL changed its independent auditor from Ernst & Young LLP ("E&Y") located at 1401 McKinney Street, Suite 1200, 5 Houston Center, Houston, Texas 77010 to PricewaterhouseCoopers LLP ("PWC") located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678. AIG has been using PWC as its corporate-wide auditing firm.

Separate Account Financial Statements

     The statement of net assets as of December 31, 2002 and the related statements of operations and statements of changes in net assets for the year then ended of the Separate Account, appearing herein, have been audited by PWC, independent auditors, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

     The statement of changes in net assets for the year ended December 31, 2001 of the Separate Account, appearing herein, have been audited by E&Y, independent auditors, to the extent indicated in their report thereon also appearing herein and in the Registration Statement or incorporated by reference. Such financial statements have been included herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AGL Financial Statements

     The consolidated balance sheet of AGL as of December 31, 2002 and the related statements of operations, shareholder's equity, comprehensive income and cash flows for the year then ended, appearing herein, have been audited by PWC, independent auditors, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

     The restated consolidated balance sheet of AGL at December 31, 2001 and the restated related statements of operations, shareholder's equity, comprehensive income and cash flows for the year then ended, appearing herein, have been audited by E&Y, independent auditors, to the extent indicated in their report thereon also appearing elsewhere herein and in the Registration Statement or incorporated by reference. Such restated consolidated financial statements have been included herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

     The consolidated balance sheet of AGL at December 31, 2001 and 2000 and the related statements of operations, shareholder's equity, comprehensive income and cash flows for each of the three years in the period ended December 31, 2001, appearing herein, have been audited by E&Y, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Other Financial Statements

     The following financial statements are also provided in this SAI in connection with the merger of All American Life Insurance Company ("AAL"), The American Franklin Life Insurance Company ("American Franklin"), The Franklin Life Insurance Company ("FL") and AGL on December 31, 2002. These financial statements will not appear in future filings.

     The balance sheet of American Franklin and the consolidated balance sheet of FL at December 31, 2001 and 2000 and the related statements of operations, shareholder's equity, comprehensive income and cash flows for each of the three years in the period ended December 31, 2001, and the statutory-basis balance sheet of AAL at December 31, 2001 and 2000, and the related statutory-basis statements of income, changes in capital and surplus and cash flow for the years then ended appearing elsewhere herein, have been audited by E&Y, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The following is an index to the financial statements that are included in this
Statement:

I.     Separate Account 2002 VUL-2 Financial Statements

       Report of Independent Accountants
       Report of Independent Auditors
       Summary of Financial Statements
       Statement of Net Assets for the year ended December 31, 2002 ..................................... VUL-2-1
       Statement of Operations for the year ended December 31, 2002 ..................................... VUL-2-4
       Statement of Changes in Net Assets for the years ended December 31, 2002 and 2001 ................ VUL-2-4
       Notes to Financial Statements .................................................................... VUL-2-10

II.    AGL 2002 Consolidated Financial Statements

       You should consider the financial statements of AGL that we include in this Statement primarily as bearing on the ability of AGL to meet its obligation under the Contracts
       Report of Independent Accountants ................................................................ F-1
       Report of Independent Auditors.................................................................... F-2
       Consolidated Balance Sheets as of December 31, 2002 and 2001-Restated............................. F-3
       Consolidated Statements of Income for the years ended December 31, 2002 and 2001-Restated ........ F-5
       Consolidated Statements of Shareholder's Equity for the years ended December 31, 2002 and
           2001-Restated ................................................................................ F-6
       Consolidated Statements of Comprehensive Income for the years ended December 31, 2002 and
           2001-Restated ................................................................................ F-7
       Consolidated Statements of Cash Flows for the years ended December 31, 2002 and 2001-Restated .... F-8
       Notes to Consolidated Financial Statements........................................................ F-9



III.   AGL 2001 Consolidated Financial Statements

       You should consider the financial statements of AGL that we include in this Statement primarily as bearing on the ability of AGL to meet its obligation under the Contracts
       Report of Ernst & Young LLP Independent Accounts ................................................. F-1
       Consolidated Balance Sheets as of December 31, 2001 and 2000 ..................................... F-2
       Consolidated Statements of Income for the years ended December 31, 2001, 2000 and 1999 ........... F-4
       Consolidated Statements of Shareholder's Equity for the years ended December 31, 2001,
           2000 and 1999 ................................................................................ F-5
       Consolidated Statements of Comprehensive Income for the years ended December 31, 2001,
           2000 and 1999 ................................................................................ F-6
       Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999 ....... F-7
       Notes to Consolidated Financial Statements ....................................................... F-8

IV.    AAL Statutory Financial Statements

       These Financial Statements are included in this Statement because of the merger of AAL,
           American Franklin and FL into AGL on December 31, 2002.  They will not appear in future filings
       Report of Independent Auditors ...................................................................   1
       Balance Sheet - Statutory Basis for the years ended December 31, 2001 and 2000 ...................   2
       Statements of Income - Statutory - Basis for the years ended December 31, 2001 and 2000 ..........   4
       Statements of Changes in Capital and Surplus - Statutory Basis ...................................   5
       Statements of Cash Flows - Statutory - Basis for the Years ended December 31, 2001 and 2000 ......   6
       Notes to Statutory - Basis Financial Statements ..................................................   7

V.     American Franklin Financial Statements

       These Financial Statements are included in this Statement because of the merger of AAL,
           American Franklin and FL into AGL on December 31, 2002.  They will not appear in future filings
       Report of Independent Auditors ...................................................................   F-1
       Statement of Income for the years ended December 31, 2001, 2000 and 1999 .........................   F-2
       Balance Sheet, December 31, 2001 and 2000 ........................................................   F-3
       Statement of Shareholder's Equity for the years ended December 31, 2001, 2000 and 1999 ...........   F-4
       Statement of Comprehensive Income for the years ended December 31, 2001, 2000 and 1999 ...........   F-4
       Statement and Cash Flows for the years ended December 31, 2001, 2000 and 1999 ....................   F-5
       Notes to Financial Statements                                                                        F-6

VI.    FL Financial Statements

       These Financial Statements are included in this Statement because of the merger of AAL,
           American Franklin and FL into AGL on December 31, 2002.  They will not appear in future filings
       Report of Independent Auditors ...................................................................   1
       Consolidated Statement of Income for the years ended December 31, 2001, 2000 and 1999 ............   2
       Consolidated Balance Sheet, December 31, 2001 and 2000 ...........................................   3
       Consolidated Statement of Shareholder's Equity for the years ended December 31, 2001,
           2000 and 1999 ................................................................................   4
       Consolidated Statement of Comprehensive Income for the years ended December 31, 2001,
           2000 and 1999 ................................................................................   4
       Consolidated Statement of Cash Flows for the years ended December 31, 2001, 2000 and 1999 ........   5


       Notes to Consolidated Financial Statements .......................................................   6

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT VUL-2

                                DECEMBER 31, 2002

                                  ANNUAL REPORT

                         Separate Account VUL-2 Funding
      EquiBuilder II/TM/ and EquiBuilder III/TM/ Flexible Premium Variable
                             Life Insurance Policies

                          Principal office located at:
                               2727 Allen Parkway
                              Houston, Texas 77019

                      Annual Report Dated December 31, 2002

================================================================================




The Annual Report of Separate Account VUL-2 is prepared and provided by American General Life Insurance Company.

================================================================================

This Annual Report is not to be construed as an offering for sale of any American General Life policy. No offering is made except in conjunction with a prospectus, which must precede or accompany this report.

[PRICEWATERHOUSECOOPERS LETTERHEAD]
--------------------------------------------------------------------------------

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      Suite 2900
                                                      1201 Louisiana St.
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000


                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of American General Life Insurance Company and Policy Owners of American General Life Insurance Company Separate Account VUL-2

In our opinion, the accompanying statement of net assets and the related statement of operations and statements of changes in net assets present fairly, in all material respects, the financial position of each of the Divisions listed in Note 1 of American General Life Insurance Company Separate Account VUL-2 at December 31, 2002, the results of each of their operations and changes in net assets for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities by correspondence with the custodian, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
------------------------------


April 8, 2003


                                     VUL-2-i

[ERNST & YOUNG LETTERHEAD]


                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS OF THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY AND CONTRACT OWNERS OF THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

We have audited the accompanying statement of changes in net assets of The American Franklin Life Insurance Company Separate Account VUL-2 (comprising, respectively, the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP High Income, VIP II Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth, VIPII Contrafund, MFS Emerging Growth, MFS Research, MFS Investors Trust (formerly MFS Growth With Income), MFS Total Return, MFS Utilities, and MFS Capital Opportunities Divisions) for the period ended December 31, 2001. The financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the change in net assets for the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
                                                           ---------------------

Chicago, Illinois
March 29, 2002 except footnote 1 as to which the date is December 20, 2002




                   A MEMBER PRACTICE OF ERNST & YOUNG GLOBAL

                                    VUL-2-ii

American General Life Insurance Company
Separate Account VUL-2
Statement of Net Assets
December 31, 2002

                                                                      Variable Insurance Products Fund
                                            -----------------------------------------------------------------------------
                                                VIP             VIP                                              VIP
                                               Money          Equity-           VIP              VIP             High
                                               Market          Income          Growth          Overseas         Income
                                              Division        Division        Division         Division        Division
                                            -----------------------------------------------------------------------------
Investments in Funds, at fair value         $ 7,727,855    $ 52,299,824    $  68,263,673     $ 10,535,586     $ 2,741,918

Due from (to) general account                       525           1,319              679              283              47
                                            -----------------------------------------------------------------------------

Net assets                                  $ 7,728,380    $ 52,301,143    $  68,264,352     $ 10,535,869     $ 2,741,965
                                            =============================================================================

Unit value                                  $    152.11    $     290.45    $      256.30     $     134.44     $    117.11
                                            =============================================================================

Units outstanding                                50,808         180,069          266,346           78,369          23,414
                                            =============================================================================

Cost of investments                         $ 7,727,951    $ 64,374,647    $ 109,335,854     $ 18,144,479     $ 4,157,889
                                            =============================================================================

See Notes to Financial Statements

                                     VUL-2-1

American General Life Insurance Company
Separate Account VUL-2
Statement of Net Assets (continued)
December 31, 2002

                                                                  Variable Insurance Products Fund
                                          ---------------------------------------------------------------------------
                                               VIP                                            VIP
                                           Investment        VIP              VIP            Asset            VIP
                                              Grade         Asset            Index         Manager:         Contra-
                                              Bond         Manager            500           Growth            fund
                                            Division*     Division*        Division*       Division*       Division*
                                          ---------------------------------------------------------------------------
Investments in Funds at fair value        $ 6,976,476    $ 26,405,004    $ 42,768,696    $ 10,088,171    $ 41,217,962

Due from (to) general account                      22             905           1,728             (59)            283
                                          ---------------------------------------------------------------------------

Net assets                                $ 6,976,498    $ 26,405,909    $ 42,770,424    $ 10,088,112    $ 41,218,245
                                          ===========================================================================

Unit value                                $    202.09    $     210.51    $     212.28    $     150.72    $     205.57
                                          ===========================================================================

Units outstanding                              34,522         125,438    2    201,481          66,933         200,507
                                          ===========================================================================

Cost of investments                       $ 6,445,714    $ 32,867,132    $ 55,115,792    $ 14,579,226    $ 49,808,728
                                          ===========================================================================

See Notes to Financial Statements

*Formerly part of the Variable Insurance Products Fund II

                                    VUL-2-2

American General Life Insurance Company
Separate Account VUL-2
Statement of Net Assets (continued)
December 31, 2002

                                                                  MFS Variable Insurance Trust
                                     ------------------------------------------------------------------------------------
                                         MFS                          MFS            MFS                         MFS
                                       Emerging         MFS        Investors        Total         MFS          Capital
                                        Growth       Research        Trust         Return      Utilities    Opportunities
                                       Division      Division      Division       Division      Division       Division
                                     ------------------------------------------------------------------------------------
Investments in Funds at fair
  value                              $ 11,543,753   $ 5,572,527   $ 3,305,118   $ 5,240,984   $ 4,830,708   $  7,747,915

Due from (to) general account                 780          (470)          352           (14)          (66)           (68)
                                     ------------------------------------------------------------------------------------

Net assets                           $ 11,544,533   $ 5,572,057   $ 3,305,470   $ 5,240,970   $ 4,830,642   $  7,747,847
                                     ====================================================================================

Unit value                           $      69.43   $     71.77   $     73.62   $    114.23   $     85.34   $      78.83
                                     ====================================================================================

Units outstanding                         166,276        77,638        44,899        45,881        56,605         98,286
                                     ====================================================================================

Cost of investments                  $ 25,405,708   $ 9,464,453   $ 4,725,520   $ 5,540,944   $ 7,902,861   $ 14,327,317
                                     ====================================================================================

See Notes to Financial Statements

                                    VUL-2-3

American General Life Insurance Company
Separate Account VUL-2
Statement of Operations
Year Ended December 31, 2002

                                                                    Variable Insurance Products Fund
                                             --------------------------------------------------------------------------
                                                  VIP            VIP                                           VIP
                                                 Money         Equity-          VIP            VIP             High
                                                Market         Income         Growth         Overseas         Income
                                               Division       Division       Division        Division        Division
                                             --------------------------------------------------------------------------
Net investment income (expense)

Income
   Dividends                                 $   119,405   $   1,003,070   $     206,075    $     93,126   $    275,557
   Capital gains distributions                         -       1,365,290               -               -              -

Expenses
   Mortality and expense risk charges             54,120         440,606         621,113          89,942         19,707
                                             ---------------------------------------------------------------------------
Net investment income (expense)                   65,285       1,927,754        (415,038)          3,184        255,850

Net realized and unrealized gain
   (loss) on investments
   Net realized gain (loss)                            -         209,256         758,900        (256,475)      (362,154)
   Net unrealized appreciation
     (depreciation)
     Beginning of year                              (417)      1,396,438     (10,113,553)     (5,137,042)    (1,593,659)
     End of year                                     (96)    (12,074,823)    (41,072,181)     (7,608,893)    (1,415,971)
                                             ---------------------------------------------------------------------------
   Net change in unrealized
     appreciation (depreciation) during
     the year                                        321     (13,471,261)    (30,958,628)     (2,471,851)       177,688
                                             ---------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                    321     (13,262,005)    (30,199,728)     (2,728,326)      (184,466)
                                             ---------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                           $    65,606   $ (11,334,251)  $ (30,614,766)   $ (2,725,142)  $     71,384
                                             ===========================================================================

See Notes to Financial Statements

                                    VUL-2-4

American General Life Insurance Company
Separate Account VUL-2
Statement of Operations (continued)
Year Ended December 31, 2002


                                                                 Variable Insurance Products Fund
                                              ------------------------------------------------------------------------
                                                  VIP                                          VIP
                                               Investment       VIP            VIP            Asset           VIP
                                                 Grade         Asset          Index         Manager:        Contra-
                                                  Bond        Manager          500           Growth           fund
                                               Division*     Division*      Division*       Division*      Division*
                                              ------------------------------------------------------------------------
Net investment income (expense)

Income
     Dividends                                $   162,936   $ 1,107,031   $     608,384   $    299,247    $   350,730
     Capital gains distributions                        -             -               -              -              -

Expenses
     Mortality and expense risk charges            40,268       210,857         357,441         80,270        327,625
                                              ------------------------------------------------------------------------
Net investment income (expense)                   122,668       896,174         250,943        218,977         23,105

Net realized and unrealized gain
    (loss) on investments
    Net realized gain (loss)                       29,517      (137,748)        511,935       (179,170)       377,910
    Net unrealized appreciation
       (depreciation)
       Beginning of year                          168,118    (2,854,904)        836,948     (2,519,374)    (3,595,498)
       End of year                                530,762    (6,462,128)    (12,347,096)    (4,491,055)    (8,590,766)
                                              ------------------------------------------------------------------------
    Net change in unrealized
       appreciation (depreciation)
       during the year                            362,644    (3,607,224)    (13,184,044)    (1,971,681)    (4,995,268)
                                              ------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                 392,161    (3,744,972)    (12,672,109)    (2,150,851)    (4,617,358)
                                              ------------------------------------------------------------------------

Net increase (decrease) in net assets
   from operations                            $   514,829   $(2,848,798)  $ (12,421,166)  $ (1,931,874)   $(4,594,253)
                                              ========================================================================

See Notes to Financial Statements

*Formerly part of the Variable Insurance Products Fund II

                                    VUL-2-5

American General Life Insurance Company
Separate Account VUL-2
Statement of Operations (continued)
Year Ended December 31, 2002

                                                                      MFS Variable Insurance Trust
                                   ----------------------------------------------------------------------------------------------
                                         MFS                              MFS            MFS                             MFS
                                      Emerging           MFS           Investors        Total            MFS           Capital
                                       Growth          Research          Trust          Return        Utilities     Opportunities
                                      Division         Division         Division       Division        Division       Division
                                   ----------------------------------------------------------------------------------------------
Net investment income (expense)

Income
   Dividends                       $           -    $     15,808    $     19,203    $     73,237    $    123,538    $      4,068
   Capital gains distributions                 -               -               -          58,065               -               -

Expenses
   Mortality and expense risk
        Charges                           96,253          44,901          27,332          35,132          36,333          64,052
                                   ----------------------------------------------------------------------------------------------
Net investment income (loss)             (96,253)        (29,093)         (8,129)         96,170          87,205         (59,984)

Net realized and unrealized gain
  (loss) on investments
    Net realized gain (loss)             (92,767)       (102,310)        (87,436)         (5,197)       (170,081)       (152,814)
    Net unrealized appreciation
      (depreciation)

      Beginning of year               (8,602,415)     (2,258,666)       (641,450)         76,905      (1,822,180)     (3,691,518)
      End of year                    (13,861,955)     (3,891,926)     (1,420,402)       (299,960)     (3,072,153)     (6,579,402)
                                   ----------------------------------------------------------------------------------------------
    Net change in unrealized
      appreciation (depreciation)
      during the year                 (5,259,540)     (1,633,260)       (778,952)       (376,865)     (1,249,973)     (2,887,884)
                                   ----------------------------------------------------------------------------------------------

Net realized and unrealized gain
      (loss) on investments           (5,352,307)     (1,735,570)       (866,388)       (382,062)     (1,420,054)     (3,040,698)
                                   ----------------------------------------------------------------------------------------------

Net increase (decrease) in net
      assets from operations       $  (5,448,560)   $ (1,764,663)   $   (874,517)   $   (285,892)   $ (1,332,849)   $ (3,100,682)
                                   ==============================================================================================

See Notes to Financial Statements

                                     VUL-2-6

American General Life Insurance Company
Separate Account VUL-2
Statements of Changes in Net Assets

                                                                   Variable Insurance Products Fund
                                               -------------------------------------------------------------------------
                                                   VIP            VIP                                           VIP
                                                  Money         Equity-            VIP            VIP           High
                                                  Market         Income          Growth        Overseas        Income
                                                 Division       Division        Division       Division       Division
                                               -------------------------------------------------------------------------
Year Ended December 31, 2002
Change in net assets
From operations:
   Net investment income (expense)             $     65,285  $   1,927,754   $    (415,038)  $      3,184   $   255,850
   Net realized gain (loss) on investments                -        209,256         758,900       (256,475)     (362,154)
   Net change in unrealized appreciation
    (depreciation) on investments                       321    (13,471,261)    (30,958,628)    (2,471,851)      177,688
                                               -------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                          65,606    (11,334,251)    (30,614,766)    (2,725,142)       71,384
From policy related transactions:
   Net contract purchase payments                 4,801,859     10,787,324      17,374,300      2,834,896       686,441
   Withdrawals                                   (2,333,465)   (10,037,498)    (15,446,378)    (2,237,517)     (664,717)
   Transfers between Separate Account
    VUL-2 divisions, net                         (1,938,948)       (63,700)     (1,347,598)      (148,051)       32,034
                                               -------------------------------------------------------------------------
Net increase (decrease) in net assets from
 policy related transactions                        529,446        686,126         580,324        449,328        53,758
                                               -------------------------------------------------------------------------
Net increase (decrease) in net assets               595,052    (10,648,125)    (30,034,442)    (2,275,814)      125,142
Net assets, beginning of year                     7,133,328     62,949,268      98,298,794     12,811,683     2,616,823
                                               -------------------------------------------------------------------------

Net assets, end of year                        $  7,728,380  $  52,301,143   $  68,264,352   $ 10,535,869   $ 2,741,965
                                               =========================================================================

Year Ended December 31, 2001
Change in net assets
From operations:
   Net investment income (expense)             $    204,562  $   3,544,042   $   6,822,714   $  1,784,417   $   290,624
   Net realized gain (loss) on investments          (38,680)       623,273       1,478,436        (27,080)     (132,695)
   Net change in unrealized appreciation
    (depreciation) on investments                    38,231     (7,931,832)    (30,897,769)    (5,147,208)     (489,418)
                                               -------------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                                    204,113     (3,764,517)    (22,596,619)    (3,389,871)     (331,489)
From policy related transactions:
   Net contract purchase payments                 8,878,944     11,864,179      20,564,436      3,357,970       749,194
   Withdrawals                                   (1,462,800)    (9,638,933)    (16,008,232)    (2,306,782)     (601,049)
   Transfers between Separate Account
    VUL-2 divisions, net                         (5,128,243)       520,568        (729,659)      (412,938)      289,183
                                               -------------------------------------------------------------------------
Net increase (decrease) in net assets from
 policy related transactions                      2,287,901      2,745,814       3,826,545        638,250       437,328
                                               -------------------------------------------------------------------------

Net increase (decrease) in net assets             2,492,014     (1,018,703)    (18,770,074)    (2,751,621)      105,839
Net assets, beginning of year                     4,641,314     63,967,971     117,068,868     15,563,304     2,510,984
                                               -------------------------------------------------------------------------

Net assets, end of year                        $  7,133,328  $  62,949,268   $  98,298,794   $ 12,811,683   $ 2,616,823
                                               =========================================================================

See Notes to Financial Statements

                                    VUL-2-7

American General Life Insurance Company
Separate Account VUL-2
Statements of Changes in Net Assets (continued)

                                                                      Variable Insurance Products Fund
                                                  -----------------------------------------------------------------------
                                                      VIP                                       VIP
                                                   Investment      VIP           VIP            Asset         VIP
                                                     Grade        Asset         Index          Manager:     Contra-
                                                      Bond       Manager         500            Growth        fund
                                                    Division*    Division*     Division*       Division*    Division*
                                                  -----------------------------------------------------------------------
Year Ended December 31, 2002
Change in net assets
From operations:
   Net investment income (expense)                $   122,668  $    896,174  $     250,943  $    218,977  $     23,105
   Net realized gain (loss) on investments             29,517      (137,748)       511,935      (179,170)      377,910
   Net change in unrealized appreciation
    (depreciation) on investments                     362,644    (3,607,224)   (13,184,044)   (1,971,681)   (4,995,268)
                                                  ---------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                           514,829    (2,848,798)   (12,421,166)   (1,931,874)   (4,594,253)
From policy related transactions:
   Net contract purchase payments                   1,382,603     3,878,625     12,846,183     2,789,440    10,116,864
   Withdrawals                                     (1,217,878)   (4,548,380)    (9,470,911)   (2,235,500)   (7,675,439)
   Transfers between Separate Account
    VUL-2 divisions, net                            2,386,492      (399,478)      (679,903)     (130,585)     (270,975)
                                                  ---------------------------------------------------------------------
Net increase (decrease) in net assets from
 policy related transactions                        2,551,217    (1,069,233)     2,695,369       423,355     2,170,450
                                                  ---------------------------------------------------------------------

Net increase (decrease) in net assets               3,066,046    (3,918,031)    (9,725,797)   (1,508,519)   (2,423,803)
Net assets, beginning of year                       3,910,452    30,323,940     52,496,221    11,596,631    43,642,048
                                                  ---------------------------------------------------------------------

Net assets, end of year                           $ 6,976,498  $ 26,405,909  $  42,770,424  $ 10,088,112  $ 41,218,245
                                                  =====================================================================

Year Ended December 31, 2001
Change in net assets
From operations:
   Net investment income (expense)                $   108,704  $  1,530,601  $     189,845  $    595,536  $  1,148,847
   Net realized gain (loss) on investments             16,251        55,028        551,907        (9,527)      181,728
   Net change in unrealized appreciation
    (depreciation) on investments                      86,129    (3,263,765)    (8,204,596)   (1,554,987)   (7,169,656)
                                                 ---------------------------------------------------------------------
Net increase (decrease) in net assets
 from operations                                      211,084    (1,678,136)    (7,462,844)     (968,978)   (5,839,081)
From policy related transactions:
   Net contract purchase payments                     657,305     4,414,338     15,147,421     3,372,900    11,974,677
   Withdrawals                                       (534,115)   (4,751,659)    (9,608,866)   (2,076,271)   (7,426,660)
   Transfers between Separate Account
    VUL-2 divisions, net                            1,242,812        (1,319)       261,961        13,362       274,174
                                                  ---------------------------------------------------------------------
Net increase (decrease) in net assets from
 policy related transactions                        1,366,002      (338,640)     5,800,516     1,309,991     4,822,191
                                                  ---------------------------------------------------------------------

Net increase (decrease) in net assets               1,577,086    (2,016,776)    (1,662,328)      341,013    (1,016,890)
Net assets, beginning of year                       2,333,366    32,340,716     54,158,549    11,255,618    44,658,938
                                                  ---------------------------------------------------------------------

Net assets, end of year                           $ 3,910,452  $ 30,323,940  $  52,496,221  $ 11,596,631  $ 43,642,048
                                                  =====================================================================

See Notes to Financial Statements

*Formerly part of the Variable Insurance Products Fund II

                                    VUL-2-8

American General Life Insurance Company
Separate Account VUL-2
Statements of Changes in Net Assets (continued)

                                                                               MFS Variable Insurance Trust
                                             ---------------------------------------------------------------------------------------
                                                   MFS                         MFS         MFS                           MFS
                                                 Emerging        MFS        Investors     Total           MFS          Capital
                                                  Growth       Research       Trust       Return       Utilities     Opportunities
                                                 Division      Division      Division    Division       Division       Division
                                             ---------------------------------------------------------------------------------------
Year Ended December 31, 2002
Change in net assets
From operations:
     Net investment income (expense)         $    (96,253)  $    (29,093) $    (8,129) $    96,170   $     87,205   $    (59,984)
     Net realized gain (loss) on investments      (92,767)      (102,310)     (87,436)      (5,197)      (170,081)      (152,814)
     Net change in unrealized appreciation
         (depreciation) on investments         (5,259,540)    (1,633,260)    (778,952)    (376,865)    (1,249,973)    (2,887,884)
                                             -------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    operations                                 (5,448,560)    (1,764,663)    (874,517)    (285,892)    (1,332,849)    (3,100,682)
From policy related transactions:
     Net contract purchase payments             5,761,833      2,222,164    1,093,078    1,704,603      2,167,929      3,668,433
     Withdrawals                               (3,171,555)    (1,343,319)    (718,912)  (1,003,004)    (1,282,622)    (2,065,865)
     Transfers between Separate Account
        VUL-2 divisions, net                     (273,192)      (162,086)     (37,486)     892,428       (124,233)      (121,038)
                                             -------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                  2,317,086        716,759      336,680    1,594,027        761,074      1,481,530
                                             -------------------------------------------------------------------------------------

Net increase (decrease) in net assets          (3,131,474)    (1,047,904)    (537,837)   1,308,135       (571,775)    (1,619,152)
Net assets, beginning of year                  14,676,007      6,619,961    3,843,307    3,932,835      5,402,417      9,366,999
                                             -------------------------------------------------------------------------------------

Net assets, end of year                      $ 11,544,533   $  5,572,057  $ 3,305,470  $ 5,240,970   $  4,830,642   $  7,747,847
                                             =====================================================================================

Year Ended December 31, 2001
Change in net assets
From operations:
     Net investment income (expense)         $    806,714   $    761,076  $    81,285  $    123,186  $     560,785  $     677,713
     Net realized gain (loss) on investments       41,584        (22,047)     (16,104)        8,205            225         27,322
     Net change in unrealized appreciation
         (depreciation) on investments         (7,089,993)    (2,314,778)    (714,808)     (122,189)    (2,036,075)    (3,155,051)
                                             -------------------------------------------------------------------------------------
Net increase (decrease) in net assets
    from operations                            (6,241,695)    (1,575,749)    (649,627)        9,202     (1,475,065)    (2,450,016)
From policy related transactions:
     Net contract purchase payments             7,193,754      2,761,512    1,317,259     1,224,052      2,651,031      4,398,533
     Withdrawals                               (3,564,274)    (1,329,018)    (628,474)     (609,710)    (1,234,055)    (2,143,820)
     Transfers between Separate Account
        VUL-2 divisions, net                      274,062        323,185      175,731     1,015,021        576,449        672,912
                                             -------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                  3,903,542      1,755,679      864,516     1,629,363      1,993,425      2,927,625
                                             -------------------------------------------------------------------------------------

Net increase (decrease) in net assets          (2,338,153)       179,930      214,889     1,638,565        518,360        477,609
Net assets, beginning of year                  17,014,160      6,440,031    3,628,418     2,294,270      4,884,057      8,889,390
                                             -------------------------------------------------------------------------------------

Net assets, end of year                      $ 14,676,007   $  6,619,961  $ 3,843,307  $  3,932,835  $   5,402,417  $   9,366,999
                                             =====================================================================================

See Notes to Financial Statements

                                    VUL-2-9

American General Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements
December 31, 2002

1. NATURE OF OPERATIONS

   Separate Account VUL-2 (the "Account") was established on September 30, 1991 to fund variable universal life insurance policies issued by The American Franklin Life Insurance Company ("AMFLIC"). On December 31, 2002, AMFLIC merged with its parent company, The Franklin Life Insurance Company ("Franklin"). This was followed by an immediate merger of Franklin with an affiliate, American General Life Insurance Company ("American General"). American General is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

   As a result of the mergers, American General became the depositor of the Account, and its assets are the property of American General. American General is now responsible for all life insurance policies funded through the Account. The rights of the policy owners were not affected by the mergers.

   The Account supports the operations of American General's EquiBuilder II(TM) Flexible Premium Variable Life Insurance Policies (EquiBuilder II Policies). The Account also supports the operations of American General's EquiBuilder III(TM) Flexible Premium Variable Life Insurance Policies (EquiBuilder III Policies). The Company is no longer offering new Equibuilder II or Equibuilder III Policies through the Account.

   The Account consists of sixteen investment Divisions, which invest in independently managed mutual fund portfolios ("Funds"). As of December 31, 2002, the Funds available to policy owners through the various Divisions are as follows:

   Variable Insurance Products Fund (VIP)  MFS Variable Insurance Trust (MFS)
   Money Market                                     Emerging Growth
   Equity-Income                                    Research
   Growth                                           Investors Trust
   Overseas                                         Total Return
   High Income                                      Utilities
   Investment Grade Bond                            Capital Opportunities
   Asset Manager
   Index 500
   Asset Manager: Growth
   Contrafund

   Prior to May 1, 2002, the VIP Investment Grade Bond, VIP Asset Manager, VIP Index 500, VIP Asset Manager: Growth, and VIP Contrafund Divisions of the Account were invested in shares of a corresponding portfolio of the Variable Insurance Products Fund II. The realignment of these divisions to the Variable Insurance Products Fund had no effect on their investment objectives or policies. The Variable Insurance Products Fund II is no longer in existence.

   In addition to the sixteen divisions discussed above, policy owners may allocate funds to a fixed account that is part of American General's general account. Policy owners should refer to the appropriate policy prospectus for a complete description of the available Funds and the fixed account.

   Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions and are recorded as principal transactions in the Statements of Changes in Net Assets.

                                    VUL-2-10

American General Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 2002

2. SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

   The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). A summary of the significant accounting policies followed by the Account and the methods of applying those principles is presented below.

   Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

   Security valuation - The investment in share of mutual funds are stated at the net asset value as determined by the Funds, which value their securities at fair value.

   Security transactions and related investment income - Security transactions are accounted for on the trade date. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt. Realized gains and losses from security transactions are determined on the basis of identified cost.

   Policy loans - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

   Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

3. POLICY CHARGES

   Certain jurisdictions require deductions from premium payments for taxes. The amount of such deductions varies and may be up to 5% of the premium. With respect to the EquiBuilder III Policies, American General makes a sales expense deduction equal to 5% of each premium paid during any policy year up to a "target" premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the insured person (no sales expense deduction is made for premiums in excess of the target premium paid during that policy year). The balance remaining after any such deduction, the net premium, is placed by American General in a policy account established for each policy owner.

   Each month American General charges each policy account for: administrative expenses (currently $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect); and cost of insurance, which is based on the insured person's age, sex, risk class, amount of insurance, and additional benefits, if any.

   In addition, American General charges for the following: a partial withdrawal of net cash surrender value (currently $25 or 2% of the amount withdrawn, whichever is less); an increase in the face amount of insurance (currently a $1.50 administrative charge for each $1,000 increase up to a maximum charge of $300); and a transfer between Divisions in any policy year in which four transfers have already been made (up to $25 for each additional transfer in a given policy year).

                                    VUL-2-11

American General Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 2002

3. POLICY CHARGES (continued)

   Charges may also be made for providing more than one illustration of policy benefits to a given policyholder. American General assumes mortality and expense risks related to the operations of the Account and deducts a charge from the assets of the Account at an effective annual rate of .75% of the Account's net assets to cover these risks.

   During the first ten years a policy is in effect, a surrender charge may be deducted from a policy account by American General if the policy is surrendered for its net cash surrender value, the face amount of the Policy is reduced or the policy is permitted to lapse. The maximum total surrender charge applicable to a particular policy is specified in the policy and is equal to 50% of one "target" premium. This maximum will not vary based on the amount of premiums paid or when they are paid. At the end of the sixth policy year and at the end of each of the four succeeding policy years, the maximum surrender charge is reduced by an amount equal to 20% of the initial maximum surrender charge until, after the end of the tenth policy year, there is no surrender charge. Subject to the maximum surrender charge, the surrender charge with respect to the EquiBuilder II Policies will equal 30% of actual premiums paid during the first policy year up to one "target" premium, plus 9% of all other premiums actually paid during the first ten policy years, and the surrender charge with respect to the EquiBuilder III Policies will equal 25% of actual premiums paid during the first policy year up to one "target" premium, plus 9% of all other premiums actually paid during the first ten policy years.

   The total charges paid by the Account to American General were $42,411,900 and $43,071,800 for the years ended December 31, 2002 and 2001, respectively.

4. INVESTMENTS

   The following is a summary of fund shares owned as of December 31, 2002:

                                                 Shares         Net Asset        Market
                                                                  Value         Value of
                                                                                 Shares
                                            -----------------  ------------  ---------------
   Variable Insurance Products Fund:
      VIP Money Market Division                 7,727,855.25     $ 1.00        $ 7,727,855
      VIP Equity-Income Division                2,879,946.25      18.16         52,299,824
      VIP Growth Division                       2,912,272.72      23.44         68,263,673
      VIP Overseas Division                       959,525.11      10.98         10,535,586
      VIP High Income Division                    462,380.69       5.93          2,741,918
      VIP Investment Grade Bond Division          509,231.85      13.70          6,976,476
      VIP Asset Manager Division                2,070,980.71      12.75         26,405,004
      VIP Index 500 Division                      428,029.38      99.92         42,768,696
      VIP Asset Manager: Growth Division          976,589.60      10.33         10,008,171
      VIP Contrafund Division                   2,277,235.49      18.10         41,217,962

   MFS Variable Insurance Trust:
      MFS Emerging Growth Division                969,248.76      11.91         11,543,753
      MFS Research Division                       516,932.05      10.78          5,572,527
      MFS Investors Trust Division                245,368.80      13.47          3,305,118
      MFS Total Return Division                   305,775.04      17.14          5,240,984
      MFS Utilities Division                      401,555.10      12.03          4,830,708
      MFS Capital Opportunities Division          813,002.64       9.53          7,747,915

                                    VUL-2-12

American General Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 2002

5. SECURITY PURCHASES AND SALES

   For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                      Cost of         Proceeds
                                                     Purchases       from Sales
   Variable Insurance Products Fund:
      VIP Money Market Division                      $3,616,316       $2,993,079
      VIP Equity-Income Division                      5,559,026        2,951,903
      VIP Growth Division                             4,671,433        4,555,321
      VIP Overseas Division                           1,171,207          737,541
      VIP High Income Division                          584,628          275,602
      VIP Investment Grade Bond Division              3,059,592          418,803
      VIP Asset Manager Division                      2,016,465        2,184,964
      VIP Index 500 Division                          4,980,114        2,081,388
      VIP Asset Manager: Growth Division              1,278,741          649,629
      VIP Contrafund Division                         3,902,883        1,728,920

   MFS Variable Insurance Trust:
      MFS Emerging Growth Division                    2,581,321          388,503
      MFS Research Division                             995,075          314,246
      MFS Investors Trust Division                      579,246          251,233
      MFS Total Return Division                       1,867,527          180,679
      MFS Utilities Division                          1,147,179          306,784
      MFS Capital Opportunities Division              1,791,491          383,533

6. SUMMARY OF UNIT VALUES AND CHANGES IN OUTSTANDING UNITS

   Unit value information and a summary of changes in outstanding units is shown below:


                                                                                 Variable Insurance Products Fund
                                                           -------------------------------------------------------------------------
                                                                   VIP            VIP                                        VIP
                                                                  Money         Equity-        VIP           VIP            High
                                                                  Market        Income        Growth       Overseas        Income
   For the Year Ended December 31, 2002                         Division       Division      Division      Division       Division
                                                           -------------------------------------------------------------------------
   Unit value, beginning of year                                $ 150.70       $ 352.36      $ 369.47      $ 169.91       $ 114.07
                                                           =========================================================================
   Unit value, end of year                                      $ 152.11       $ 290.45      $ 256.30      $ 134.44       $ 117.11
                                                           =========================================================================
   Number of units outstanding,
     beginning of year                                            47,335        178,650       266,054        75,403         22,941

   Net contract purchase payments                                 31,709         33,651        57,359        18,432          6,115

   Withdrawals                                                   (15,392)       (31,462)      (51,842)      (14,481)        (5,903)

   Net transfers from (to) other Divisions                       (12,844)          (770)       (5,225)         (985)           261
   ---------------------------------------
                                                           -------------------------------------------------------------------------
   Number of units outstanding,
     end of year                                                  50,808        180,069       266,346        78,369         23,414
                                                           =========================================================================
American General Life Insurance Company

                                    VUL-2-13

Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 2002

6. SUMMARY OF UNIT VALUES AND CHANGES IN OUTSTANDING UNITS - CONTINUED


                                                                                Variable Insurance Products Fund
                                                          --------------------------------------------------------------------------
                                                                  VIP                                      VIP
                                                              Investment         VIP          VIP          Asset            VIP
                                                                 Grade          Asset        Index        Manager:         Contra-
                                                                 Bond          Manager        500          Growth           fund
   For the Year Ended December 31, 2002                        Division       Division      Division      Division        Division
                                                          --------------------------------------------------------------------------

   Unit value, beginning of year                                $184.53        $232.38       $275.08       $179.78        $228.49
                                                          ==========================================================================

   Unit value, end of year                                      $202.09        $210.51       $212.28       $150.72        $205.57
                                                          ==========================================================================
   Number of units outstanding,
     beginning of year                                           21,191        130,493       190,840        64,505        191,002

   Net contract purchase payments                                 7,192         17,877        53,824        17,375         46,041

   Withdrawals                                                   (6,304)       (20,960)      (39,936)      (14,027)       (35,009)

   Net transfers from (to) other Divisions                       12,443         (1,972)       (3,247)         (920)        (1,527)
   ----------------------------------------
                                                          --------------------------------------------------------------------------
   Number of units outstanding,
       end of year                                               34,522        125,438       201,481        66,933        200,507
                                                          ==========================================================================


                                                                              MFS Variable Insurance Trust
                                               -------------------------------------------------------------------------------------
                                                   MFS                          MFS            MFS                          MFS
                                                 Emerging        MFS         Investors        Total         MFS           Capital
                                                  Growth       Research        Trust         Return      Utilities     Opportunities
   For the Year Ended December 31, 2002          Division      Division       Division      Division     Division         Division
                                               -------------------------------------------------------------------------------------

   Unit value, beginning of year                 $ 105.60       $ 95.82        $ 93.85      $ 121.37      $ 111.32         $ 112.97
                                               =====================================================================================

   Unit value, end of year                       $  69.43       $ 71.77        $ 73.62      $ 114.23      $  85.34         $  78.83
                                               =====================================================================================

   Number of units outstanding,
       beginning of year                          138,977        69,087         40,952        32,404        48,531           82,916

   Net contract purchase payments                  69,914        27,127         13,249        14,493        23,758           39,850

   Withdrawals                                    (38,663)      (16,483)        (8,767)       (8,535)      (14,111)         (22,641)

   Transfers from (to) other Divisions             (3,952)       (2,093)          (535)        7,519        (1,573)          (1,839)
                                               -------------------------------------------------------------------------------------
   Number of units outstanding,
      End of year                                 166,276        77,638         44,899        45,881        56,605           98,286
                                               =====================================================================================

                                    VUL-2-14

American General Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 2002

7. FINANCIAL HIGHLIGHTS

   A summary of unit values and units outstanding for variable account policies and the investment income ratios, expense ratios, excluding expenses of the underlying sub-accounts, and total returns for the years ended December 31, 2002 and 2001 are as follows:

                                                      ------------------------------------------------------------------------------
                                                                       Unit                     Investment   Expense        Total
                                                        Units          Value     Net Assets       Income      Ratio        Return
                                                                                                   Ratio
                                                      ------------------------------------------------------------------------------
     For the Year Ended December 31, 2002

     Variable Insurance Products Fund:
        VIP Money Market Division
        2002                                            50,808        $152.11   $ 7,728,380         1.67%       0.76%        0.94%
        2001                                            47,335         150.70     7,133,328         4.28        0.74         3.44
        VIP Equity-Income Division
        2002                                           180,069         290.45    52,301,143         4.07        0.76       (17.57)
        2001                                           178,650         352.36    62,949,268         6.44        0.76        (5.79)
        VIP Growth Division
        2002                                           266,346         256.30    68,264,352         0.25        0.76       (30.63)
        2001                                           266,054         369.47    98,298,794         7.42        0.75       (19.07)
        VIP Overseas Division
        2002                                            78,369         134.44    10,535,869         0.79        0.76       (20.88)
        2001                                            75,403         169.91    12,811,683        13.56        0.76       (21.29)
        VIP High Income Division
        2002                                            23,414         117.11     2,741,965        10.44        0.75         2.67
        2001                                            22,941         114.07     2,616,823        11.81        0.77       (11.86)
        VIP Investment Grade Bond Division
        2002                                            34,522         202.09     6,976,498         3.07        0.76         9.52
        2001                                            21,191         184.53     3,910,452         4.28        0.74         7.46
        VIP Asset Manager Division
        2002                                           125,438         210.51    26,405,909         3.97        0.76        (9.41)
        2001                                           130,493         232.38    30,323,940         5.80        0.75        (5.23)
        VIP Index 500 Division
        2002                                           201,481         212.28    42,770,424         1.29        0.76       (22.83)
        2001                                           190,840         275.08    52,496,221         1.12        0.75       (13.34)
        VIP Asset Manager: Growth Division
        2002                                            66,933         150.72    10,088,112         2.81        0.75       (16.16)
        2001                                            64,505         179.78    11,596,631         6.15        0.75        (8.54)
        VIP Contrafund Division
        2002                                           200,507         205.57    41,218,245         0.81        0.76       (10.03)
        2001                                           191,002         228.49    43,642,048         3.48        0.75       (12.87)


                                    VUL-2-15

American General Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 2002

7. FINANCIAL HIGHLIGHTS - CONTINUED

                                                        ----------------------------------------------------------------------------
                                                                         Unit                        Investment   Expense    Total
                                                          Units          Value       Net Assets        Income      Ratio     Return
                                                                                                       Ratio
                                                        ----------------------------------------------------------------------------
     For the Year Ended December 31, 2002

     MFS Variable Insurance Trust:
        MFS Emerging Growth Division
        2002                                             166,276          69.43       11,544,533        0.00%       0.76%   (34.25)%
        2001                                             138,977         105.60       14,676,007        6.38        0.75    (34.47)
        MFS Research Division
        2002                                              77,638          71.77        5,572,057        0.26        0.74    (25.10)
        2001                                              69,087          95.82        6,619,961       12.80        0.75    (22.22)
        MFS Investors Trust Division
        2002                                              44,899          73.62        3,305,470        0.54        0.77    (21.56)
        2001                                              40,952          93.85        3,843,307        3.01        0.75    (16.71)
        MFS Total Return Division
        2002                                              45,881         114.23        5,240,970        2.84        0.76     (5.88)
        2001                                              32,404         121.37        3,932,835        4.80        0.75     (0.46)
        MFS Utilities Division
        2002                                              56,605          85.34        4,830,642        2.55        0.75    (23.34)
        2001                                              48,531         111.32        5,402,417       11.33        0.76    (23.94)
        MFS Capital Opportunities Division
        2002                                              98,286          78.83        7,747,847        0.05        0.76    (30.22)
        2001                                              82,916         112.97        9,366,999        8.31        0.75    (23.94)

                                    VUL-2-16

[Pricewaterhousecoopers Logo]



                        Report of Independent Accountants

To the Board of Directors and Shareholder
American General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets as of December 31, 2002 and the related consolidated statements of income, shareholders' equity, comprehensive income, and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and subsidiaries (an indirect wholly-owned subsidiary of American International Group, Inc.) at December 31, 2002, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets as of January 1, 2002.


/s/ Pricewaterhousecoopers LLP


Houston, Texas
February 13, 2003

[Ernst & Young Logo]


                         Report of Independent Auditors

Board of Directors and Stockholder
American General Life Insurance Company

We have audited the accompanying consolidated balance sheet of American General Life Insurance Company (an indirectly wholly owned subsidiary of American International Group, Inc.) as of December 31, 2001, and the related consolidated statement of income, shareholder's equity, comprehensive income, and cash flows for the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American General Life Insurance Company and subsidiaries at December 31, 2001, and the consolidated results of their operations and their cash flows for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the consolidated financial statements, in 2001, the Company changed its method of accounting for derivatives and its investments in certain purchased and retained interests in securitized financial assets.


/s/ Ernst & Young LLP


Houston, Texas
February 5, 2002, except footnote 1 as to which the date is December 31, 2002

                     American General Life Insurance Company

                           Consolidated Balance Sheets

                                                                       December 31
                                                                   2002     2001-Restated
                                                                -------------------------
                                                                     (In Thousands)
Assets
Investments:
   Fixed maturity securities, at fair value (amortized cost -
      $38,102,252 - 2002; $33,732,454 - 2001)                   $39,623,447   $34,160,499
   Equity securities, at fair value (cost - $214,405 - 2002;
      $205,771 - 2001)                                              162,459       178,899
   Mortgage loans on real estate, net of allowance ($11,000 -
      2002; $12,000 - 2001)                                       2,774,060     2,720,155
   Policy loans                                                   1,631,045     1,667,790
   Investment real estate                                            44,331        68,687
   Other long-term investments                                      757,013       386,559
   Securities held under collateral agreement                     3,217,000            --
   Short-term investments                                           268,139       633,855
   Derivatives                                                       30,732        26,458
                                                                -------------------------
Total investments                                                48,508,226    39,842,902

Cash                                                                 85,064        95,425
Investment in Parent Company (cost - $8,597 in 2002
   and 2001)                                                         46,867        64,326
Indebtedness from affiliates                                        506,882       548,962
Accrued investment income                                           604,316       583,307
Accounts receivable                                                 512,290       601,983
Deferred policy acquisition costs/cost of insurance purchased     2,645,637     2,648,083
Property and equipment                                               96,368       110,070
Other assets                                                        385,411       328,289
Assets held in separate accounts                                 17,317,646    20,860,460
                                                                -------------------------
Total assets                                                    $70,708,707   $65,683,807
                                                                =========================

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                           Consolidated Balance Sheets

                                                                       December 31
                                                                  2002     2001-Restated
                                                               -------------------------
                                                                     (In Thousands)
Liabilities and shareholder's equity
Liabilities:
   Future policy benefits                                      $39,412,665   $36,136,411
   Other policy claims and benefits payable                         94,322        86,006
   Other policyholders' funds                                    1,798,373     1,742,224
   Federal income taxes                                            764,989       479,958
   Indebtedness to affiliates                                       23,463         6,928
   Securities loaned under collateral agreement                  3,216,000            --
   Other liabilities                                             1,516,429     1,098,824
   Liabilities related to separate accounts                     17,317,646    20,860,460
                                                               -------------------------
Total liabilities                                               64,143,887    60,410,811

Shareholder's equity:
   Preferred stock, $100 par value, 8,500 shares authorized,
      issued, and outstanding                                          850           850
   Common stock, $10 par value, 600,000 shares authorized,
      issued, and outstanding                                        6,000         6,000
   Additional paid-in capital                                    3,088,269     2,640,365
   Accumulated other comprehensive income                          714,805       177,605
   Retained earnings                                             2,754,896     2,448,176
                                                               -------------------------
Total shareholder's equity                                       6,564,820     5,272,996

                                                               -------------------------
Total liabilities and shareholder's equity                     $70,708,707   $65,683,807
                                                               =========================

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                        Consolidated Statements of Income

                                                         2002     2001-Restated
                                                     --------------------------
                                                            (In Thousands)
Revenues:
   Premiums and other considerations                 $ 1,841,155    $ 1,235,293
   Net investment income                               2,945,909      2,939,916
   Net realized investment losses                       (282,831)      (105,279)
   Other                                                 158,577         94,900
                                                     --------------------------
Total revenues                                         4,662,810      4,164,830

Benefits and expenses:
   Policyholders' benefits                             3,123,265      2,456,617
   Operating costs and expenses                          647,429        862,375
                                                     --------------------------
Total benefits and expenses                            3,770,694      3,318,992
                                                     --------------------------
Income before income tax expense                         892,116        845,838

Income tax expense                                       139,815        255,751
Cumulative effect of accounting change (net of tax)           --         23,851
                                                     --------------------------
Net income                                           $   752,301    $   566,236
                                                     ==========================


See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                 Consolidated Statements of Shareholder's Equity

                                                       Year ended December 31
                                                     --------------------------
                                                         2002     2001-Restated
                                                     --------------------------
                                                            (in Thousands)
Preferred stock:
   Balance at beginning of year                      $       850    $       850
   Change during year                                         --             --
                                                     --------------------------
Balance at end of year                                       850            850

Common stock:
   Balance at beginning of year                            6,000          6,000
   Change during year                                         --             --
                                                     --------------------------
Balance at end of year                                     6,000          6,000

Additional paid-in capital:
   Balance at beginning of year                        2,640,365      2,596,124
   Capital contribution from Parent Company              447,904         44,241
                                                     --------------------------
Balance at end of year                                 3,088,269      2,640,365

Accumulated other comprehensive income:
   Balance at beginning of year                          177,605        (34,201)
   Change in net unrealized investment gains during
       year, net of tax                                  536,933        195,599
   Change in hedging activities during year, net of
       tax                                                   267         16,207
                                                     --------------------------
Balance at end of year                                   714,805        177,605

Retained earnings:
   Balance at beginning of year                        2,448,176      2,287,477
   Net income                                            752,301        566,236
   Other                                                      --         (3,357)
   Dividends paid                                       (445,581)      (402,180)
                                                     --------------------------
Balance at end of year                                 2,754,896      2,448,176
                                                     --------------------------
Total shareholder's equity                           $ 6,564,820    $ 5,272,996
                                                     ==========================


See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                 Consolidated Statements of Comprehensive Income

                                                           2002    2001-Restated
                                                        ------------------------
                                                             (in Thousands)
Net income                                              $  752,301    $  566,236
Other comprehensive income:
   Gross change in unrealized gains (losses) on
      securities (pretax: 2002 - $639,149; 2001 -
      $235,534)                                            415,447       153,091
   Hedging activities (pretax: 2002 - $410;
      2001 - $25,266)                                          267        16,207
   Reclassification adjustment for losses
      included in net income                               121,486        42,508
                                                        ------------------------
   Other comprehensive income                              537,200       211,806
                                                        ------------------------
Comprehensive income                                    $1,289,501    $  778,042
                                                        ========================


See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                      Consolidated Statements of Cash Flows

                                                                     2002       2001-Restated
                                                                 ----------------------------
                                                                        (in Thousands)
Operating activities
Net income                                                       $    752,301    $    566,236
Adjustments to reconcile net income to net cash
   provided by operating activities:
      Change in accounts receivable                                    89,693         111,466
      Change in future policy benefits and other policy claims      3,000,941         272,404
      Amortization of policy acquisition costs and CIP                145,053         221,187
      Policy acquisition costs deferred                              (334,197)       (307,560)
      Change in other policyholders' funds                             56,149         169,172
      Provision for deferred income tax expense                       285,031         (17,539)
      Depreciation and amortization, including premiums and
         discounts                                                    149,281          68,900
      Change in indebtedness to (from) affiliates                      58,615        (187,412)
      Change in amounts payable to brokers                            350,821        (180,103)
      Net loss on sale of investments                                 282,831         140,929
      Other, net                                                       (9,086)        (63,608)
                                                                 ----------------------------
Net cash provided by operating activities                           4,827,433         794,072

Investing activities
Purchases of investments and loans made                           (39,938,844)    (55,054,177)
Sales or maturities of investments and receipts from
   repayment of loans                                              35,288,574      53,729,090
Sales and purchases of property, equipment, and
   software, net                                                      (22,262)        (41,907)
                                                                 ----------------------------
Net cash used in investing activities                              (4,672,532)     (1,366,994)

Financing activities
Net policyholder account deposits/withdrawals                         277,314       1,123,772
Dividends paid                                                       (445,581)       (393,680)
Other                                                                   3,005        (119,115)
                                                                 ----------------------------
Net cash provided by financing activities                            (165,262)        610,977
                                                                 ----------------------------
Increase (decrease) in cash                                           (10,361)         38,055
Cash at beginning of year                                              95,425          57,370
                                                                 ----------------------------
Cash at end of year                                              $     85,064    $     95,425
                                                                 ============================

Interest paid amounted to approximately $2,315,000 and $112,400,000 in 2002 and 2001, respectively.


See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                   Notes to Consolidated Financial Statements

                                December 31, 2002

1. Nature of Operations

American General Life Insurance Company ("AGL" or the "Company") is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG").

Effective December 31, 2002, AGL merged with certain affiliated entities, including The Franklin Life Insurance Company ("The Franklin") and its subsidiary, The American Franklin Life Insurance Company ("AMFLIC"), and All American Life Insurance Company ("All American") and became the surviving entity. The merger has been accounted for at historical cost in a manner similar to a pooling of interests business combination. Additionally, effective December 31, 2002, AGL's wholly owned life insurance subsidiary, American General Life Insurance Company of New York ("AGNY") was merged with The United States Life Insurance Company in the City of New York, an affiliated entity. Accordingly, the accompanying consolidated financial statements as of and for the years ended December 31, 2002 and 2001 (restated) include the financial position, operating results, and cash flows of The Franklin, AMFLIC, and All American and exclude AGNY.

The Company operates through two divisions: Life Insurance and Retirement Savings. The Life Insurance Division offers a complete portfolio of the standard forms of universal life, variable universal life, interest-sensitive whole life, term life, structured settlements, and fixed and variable annuities throughout the United States. This Division serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Life Insurance division, through its subsidiaries American General Life Companies (AGLC) and American General Enterprise Services ("AGES") also provides support services to certain affiliated insurance companies. The Retirement Savings Division includes the results of the Variable Life Insurance Company ("VALIC"), a wholly owned subsidiary. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States.

2. Accounting Policies

2.1 Preparation of Financial Statements

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. Transactions with the Parent Company and

                    American General Life Insurance Company

2. Accounting Policies (continued)

2.1 Preparation of Financial Statements (continued)

other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

Certain prior year amounts have been reclassified to conform with the current year presentation.

2.2 Statutory Accounting

The Company and its wholly owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory equity at December 31, 2002. Statutory net income and capital and surplus of the Company is as follows:

                                                      2002     2001-Restated
                                                  --------------------------
                                                        (in Thousands)

Statutory net income (unaudited)                  $   538,265   $   418,136
Statutory capital and surplus (unaudited)         $ 2,863,221   $ 2,554,883

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally furniture and equipment, agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized

                    American General Life Insurance Company

2. Accounting Policies (continued)

2.2 Statutory Accounting (continued)

cost. In addition, statutory accounting principles require life insurance companies to establish an AVR and an IMR. The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, universal life, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts. At December 31, 2002 and 2001, insurance investment contracts of $33.3 billion and $31.6 billion, respectively, were included in the Company's liabilities.

2.4 Investments

Fixed Maturity and Equity Securities

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2002 and 2001. Unrealized gains (losses), net of deferred taxes, are recorded in accumulated other comprehensive income (loss), within shareholders' equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security's amortized cost is reduced to its fair value, and the reduction is recorded as a realized loss.

At various times, the Company holds trading securities and reports them at fair value. The Company's trading security portfolio was immaterial at year-end 2002 and 2001. Realized and unrealized gains (losses) related to trading securities are included in net investment income; however, trading securities did not have a material effect on net investment income in 2002 and 2001.

                    American General Life Insurance Company

2. Accounting Policies (continued)

2.4 Investments (continued)

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of an allowance for losses. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is primarily based on a loan-specific review.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

Policy Loans

Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

                    American General Life Insurance Company

2. Accounting Policies (continued)

2.4 Investments (continued)

Other Long-Term Investments

Other long-term assets consists of equity partnerships and other investments not classified elsewhere herein. The equity partnerships are accounted for under the equity method of accounting, which approximates fair value. For those partnerships that report changes in the fair value of the underlying equity investment in earnings, the Company records its proportionate interest in net realized investment gains (losses).

Securities Held Under Collateral Agreements

Securities held under collateral agreements consists primarily of invested collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

Dollar Roll Agreements

Dollar rolls are agreements to sell mortgage-backed securities and to repurchase substantially the same securities at a specified price and date in the future. The Company accounts for dollar rolls as short-term collateralized financings and includes the repurchase obligation in other liabilities. There were no dollar rolls outstanding at December 31, 2002 and 2001.

Investment Income

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

                    American General Life Insurance Company

2. Accounting Policies (continued)

2.4 Investments (continued)

Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

Realized Investment Gains

Realized investment gains (losses) are recognized using the specific-identification method and reported in net realized investment gains (losses). Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments.

EITF 99-20

In January 2001, the Emerging Issues Task Force ("EITF") of the FASB issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement changed the accounting requirements for interests in many asset-backed securities and residential mortgage backed securities. EITF 99-20 requires that interest income on securities within its scope be recognized prospectively, with changes in expected future cash flows reflected in reported yields going forward. In addition, if cash flows are expected to decrease, EITF 99-20 may require investors to recognize impairment losses. In accordance with the transition provisions of EITF 99-20, the Company recorded a loss of $23.9 million, net of tax, at June 30, 2001 which is being recognized and reported in the consolidated statements of income as a cumulative effect of accounting change.

2.5 Separate Accounts

Separate Accounts are assets and liabilities associated with certain contracts, principally annuities, for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive

                    American General Life Insurance Company

2. Accounting Policies (continued)

2.5 Separate Accounts (continued)

income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the consolidated statements of income.

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

The cost assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's (AGC) acquisition of The Franklin, is reported as CIP.

DPAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DPAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC or CIP amortization. DPAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves and on the unamortized balance of CIP at rates of 4.51% to 8.25%.

With respect to the Company's variable life and annuity contracts, the assumption for the long-term annual net growth of the separate and variable account assets used by the Company in the determination of DPAC amortization is approximately 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DPAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-

                    American General Life Insurance Company

2. Accounting Policies (continued)

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP") (continued)

term growth rate higher than 10%. An adjustment to DPAC will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies.

DPAC and CIP are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amounts of DPAC and CIP on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

2.7 Other Assets

In 2001, goodwill was charged to expense in equal amounts, generally over 40 years. The Company reviews goodwill for indicators of impairment in value which it believes are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the Company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If facts and circumstances suggest that a subsidiary's goodwill is impaired, the Company assesses the fair value of the underlying business and reduces goodwill to an amount that results in the book value of the subsidiary approximating fair value. (See Footnote 1.14 Accounting Changes for treatment beginning January 1, 2002.)

2.8 Policy and Contract Claims Reserves

Substantially all of the Company's insurance and annuity liabilities relate to long duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

                    American General Life Insurance Company

2. Accounting Policies (continued)

2.8 Policy and Contract Claims Reserves (continued)

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 2 percent to 11 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 6.5 percent. Withdrawal charges generally range from 1.0 percent to 17.0 percent, grading to zero over a period of 5 to 10 years. The universal life funds have credited interest rates that range from 2.0 percent to 7.35 percent.

2.9 Premium Recognition

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

2.10 Reinsurance

The Company limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability as the Company remains primarily liable to the policyholder.

                    American General Life Insurance Company

2.10 Reinsurance (continued)

A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Total reinsurance recoverables on ceded reinsurance contracts are included in accounts receivable. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Benefits paid and future policy benefits related to ceded insurance contracts are recorded as reinsurance recoverables and are included in accounts receivable.

2.11 Participating Policy Contracts

Participating life insurance accounted for approximately 8% of life insurance in force at December 31, 2002.

The portion of earnings allocated to participating policyholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $74.3 million and $72.6 million in 2002 and 2001, respectively, and were included in policyholders' benefits.

2.12 Income Taxes

The Company's ultimate parent, AGC, was acquired by AIG on August 29, 2001. The Company will join in the filing of a consolidated federal income tax return with AGC for the period January 1, 2001 to August 29, 2001. For the period August 30, 2001 to December 31, 2002, the Company will join in the filing of a consolidated federal income tax return with the Parent Company and its life insurance company subsidiaries. The Company has a written agreement with AGC and the Parent Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. AGC agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and investment, research and foreign tax credits which are not useable by the subsidiary but which are used by other members of the consolidated group. In addition, the Parent Company agrees to reimburse the Company for the tax benefits from net losses, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which the losses are used.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in

                    American General Life Insurance Company

2. Accounting Policies (continued)

2.12 Income Taxes (continued)

effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. Changes related to fluctuations in the fair value of available-for-sale securities are included in the consolidated statements of comprehensive income and accumulated other comprehensive income in shareholder's equity.

2.13 Derivatives

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). In June 2000, FASB issued Statement of Financial Accounting Standards No. 138 "Accounting for Derivative Instruments and Hedging Activities-an amendment of SFAS Statement No. 133" (FAS 138).

Together, these Statements require the Company to recognize all derivatives in the balance sheet at fair value. The financial statement recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction.

On the date the derivative contract is entered into, the Company designates the derivative as a fair value hedge or cash flow hedge. It is a fair value hedge if it hedges subsequent changes in the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge). It is a cash flow hedge if it hedges a forecasted transaction, or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge). The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a fair value hedge is recorded in current period earnings, along with the loss or gains on the hedged item attributed to the hedged risk. The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a cash flow hedge, is recorded in other comprehensive income until earnings are affected by the variability of cash flows.

                    American General Life Insurance Company

2. Accounting Policies (continued)

2.13 Derivatives (continued)

The Company documents all relationships between hedging instruments and hedged items, as well as its risk-management objectives and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as hedges to specific assets or liabilities on the balance sheet, or specific firm commitments. The Company also assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values of hedged items.

During 2002, there were no hedges that were discontinued or otherwise no longer qualify as hedges under FAS 133 and FAS 138. Adoption of FAS 133 did not materially impact the Company's results of operations and financial position in current periods and it is not expected to materially impact future periods. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting and any ineffectiveness resulting from hedging activities have been recorded in investment gains (losses).

2.14 Accounting Changes

In June 2001, FASB issued Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" (FAS 142). As of January 1, 2002, the Company adopted FAS 142. FAS 142 requires the Company to discontinue the amortization of goodwill in its statements of income. FAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

The assessment of impairment involves a two-step process prescribed in FAS 142; whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. FAS 142 also requires the completion of a transitional impairment test in the year of adoption, with any identified impairments recognized as a cumulative effect of change in accounting principles. The Company has evaluated the impact of the impairment provisions of FAS 142 as of January 1, 2002, and has determined that no impairment is required to be recorded to the carrying value of the Company's goodwill balance at December 31, 2002.

In November 2002, FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN45). FIN45 requires that, for guarantees within its scope that are issued or amended after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee be

                    American General Life Insurance Company

2. Accounting Policies (continued)

2.13 Accounting Changes (continued)

established and recognized through earnings. FIN45 also requires additional disclosures in financial statements starting with the Company's 2002 year-end financial statements. The Company believes that the impact of FIN45 on its results of operations and financial condition will not be significant.

In January 2003, FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN46). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN 46 and is called a Variable Interest Entity (VIE) if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under existing guidance. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both.

The provisions of FIN46 are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46 applies to the fiscal quarter ended September 30, 2003. For any VIEs that must be consolidated under FIN46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

The Company is currently evaluating the impact of applying FIN46 to existing VIEs in which it has a variable interest, if any, and believes that the impact on its results of operations and financial condition will not be significant.

                    American General Life Insurance Company

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows for the year ended:

                                                     2002      2001-Restated
                                                 ---------------------------
                                                        (In Thousands)
Investment income:
   Fixed maturities                              $  2,688,455   $ 2,579,563
   Equity securities                                    2,150         4,000
   Mortgage loans on real estate                      223,789       221,912
   Investment real estate                              15,303        17,737
   Policy loans                                        97,386        98,395
   Other investments                                  (67,595)        2,020
   Short-term investments                              21,214        70,610
                                                 ---------------------------
Gross investment income                             2,980,702     2,994,237
Investment expenses                                    34,793        54,321
                                                 ---------------------------
Net investment income                            $  2,945,909   $ 2,939,916
                                                 ===========================

The carrying value of investments that produced no investment income during 2002 was less than 0.3% of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

Derivative financial instruments did not have a material effect on net investment income in 2002 and 2001. During 2002, other investments relates to losses associated with various partnership interests.

                    American General Life Insurance Company

3. Investments (continued)

3.2 Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the year ended:

                                                        2002      2001-Restated
                                                     ---------------------------
                                                            (In Thousands)
Fixed maturities:
   Gross gains                                       $  389,164      $  347,495
   Gross losses                                        (676,553)       (366,654)
                                                     ---------------------------
Total fixed maturities                                 (287,389)        (19,159)
Equity securities                                          (191)         (4,475)
Derivatives                                                 (38)         (2,151)
Other                                                     4,787         (79,494)
                                                     ---------------------------
Net realized investment (losses) gains                 (282,831)       (105,279)
   before tax
Income tax (benefit) expense                            (72,049)        (36,319)
                                                     ---------------------------
Net realized investment (losses) gains
   after tax                                         $ (210,782)     $  (68,960)
                                                     ===========================

During 2002, the Company's realized losses included write-downs of $304.6 million for certain available for sale fixed maturity investments that experienced declines deemed other than temporary.

                    American General Life Insurance Company

3. Investments (continued)

3.3 Fixed Maturity and Equity Securities

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value. Amortized cost and fair value at December 31, 2002 and 2001 were as follows:

                                                        Gross         Gross
                                       Amortized     Unrealized    Unrealized        Fair
                                          Cost          Gain          Loss           Value
                                      ------------------------------------------------------
                                                         (In Thousands)
December 31, 2002
Fixed maturity securities:
   Corporate securities:
      Investment-grade                $19,250,058   $ 1,480,800   $  (576,371)   $20,154,487
      Below investment-grade            5,071,592       237,438      (226,843)     5,082,187
   Mortgage-backed securities*          9,812,350       439,914        (7,222)    10,245,042
   U.S. government obligations            406,792        41,715        (2,019)       446,488
   Foreign governments                    125,735        15,324            --        141,059
   State and political subdivisions     1,251,187        11,423        (2,143)     1,260,467
   Collateralized bonds                   357,697        22,914       (11,701)       368,910
   Industrial & miscellaneous             816,267        51,882       (11,141)       857,008
   Public Utilities                     1,005,115        87,551       (27,874)     1,064,792
   Redeemable preferred stocks              5,459            --        (2,452)         3,007
                                      ------------------------------------------------------
Total fixed maturity securities       $38,102,252   $ 2,388,961   $  (867,766)   $39,623,447
                                      ======================================================
Equity securities                     $   214,405   $     3,156   $   (55,102)   $   162,459
                                      ======================================================
Investment in Parent Company          $     8,597   $    38,270   $        --    $    46,867
                                      ======================================================

* Primarily include pass-through securities guaranteed by and mortgage obligations ("CMOs") collateralized by the U.S. government and government agencies.

                    American General Life Insurance Company

3. Investments (continued)

3.3 Fixed Maturity and Equity Securities (continued)

                                                       Gross         Gross
                                       Amortized     Unrealized    Unrealized       Fair
                                          Cost          Gain          Loss         Value
                                      ------------------------------------------------------
                                                        (In Thousands)
December 31, 2001
Fixed maturity securities:
   Corporate securities:
      Investment-grade                $17,037,168   $   732,355   $  (297,539)   $17,471,984
      Below investment-grade            2,230,377        39,954      (256,938)     2,013,393
   Mortgage-backed securities*          8,214,586       182,895       (77,639)     8,319,842
   U.S. government obligations            610,068        21,834       (10,689)       621,213
   Foreign governments                    229,785        12,834        (1,776)       240,843
   State and political subdivisions     5,403,359       135,278       (52,443)     5,486,194
   Redeemable preferred stocks              7,111            --           (81)         7,030
                                      ------------------------------------------------------
Total fixed maturity securities       $33,732,454   $ 1,125,150   $  (697,105)   $34,160,499
                                      ======================================================
Equity securities                     $   205,771   $       320   $   (27,192)   $   178,899
                                      ======================================================
Investment in Parent Company          $     8,597   $    55,729   $        --    $    64,326
                                      ======================================================

* Primarily include pass-through securities guaranteed by and mortgage obligations ("CMOs") collateralized by the U.S. government and government agencies.

                    American General Life Insurance Company

3. Investments (continued)

3.3 Fixed Maturity and Equity Securities (continued)

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholders' equity at December 31 were as follows:

                                                       2002     2001-Restated
                                                   --------------------------

Gross unrealized gains                             $ 2,430,387   $ 1,181,199
Gross unrealized losses                               (922,868)     (724,327)
DPAC and other fair value adjustments                 (433,493)     (205,757)
Deferred federal income (taxes) benefit               (359,488)      (89,717)
                                                   --------------------------
Net unrealized gains (losses) on securities        $   714,538   $   161,398
                                                   ==========================

The contractual maturities of fixed maturity securities at December 31 were as follows:

                                               2002                    2001-Restated
                                     -----------------------------------------------------
                                      Amortized      Market       Amortized      Market
                                        Cost          Value          Cost         Value
                                     -----------------------------------------------------
                                          (In Thousands)              (In Thousands)
Fixed maturity securities,
  excluding mortgage-backed
  securities:
      Due in one year or less        $   797,704   $   818,133   $ 1,492,714   $ 1,523,591
      Due after one year through
         five years                    5,028,525     5,310,521     5,395,275     5,588,481
      Due after five years through
         ten years                    10,034,258    10,445,007     9,467,603     9,576,284
      Due after ten years             12,429,415    12,804,743     9,162,276     9,152,301
Mortgage-backed securities             9,812,350    10,245,043     8,214,586     8,319,842
                                     -----------------------------------------------------
Total fixed maturity securities      $38,102,252   $39,623,447   $33,732,454   $34,160,499
                                     =====================================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $29.4 billion, and $35.1 billion, during 2002 and 2001.

                    American General Life Insurance Company

3. Investments (continued)

3.4 Mortgage Loans on Real Estate

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 2002 and 2001:

                                           Outstanding  Percent of    Percent
                                             Amount        Total   Nonperforming
                                           -------------------------------------
                                                      (In Millions)
December 31, 2002
Geographic distribution:
   South Atlantic                          $   649          23.4%         0.4%
   Pacific                                     449          16.2          0.0
   Mid-Atlantic                                469          16.9          0.0
   East North Central                          443          16.0          1.6
   Mountain                                    111           4.0          1.8
   West South Central                          219           7.9          0.0
   East South Central                          237           8.5          0.0
   West North Central                          110           4.0          2.7
   New England                                  98           3.5          0.0
Allowance for losses                           (11)         (0.4)         0.0
                                           -----------------------
Total                                      $ 2,774         100.0%         0.4%
                                           =======================

Property type:
   Office                                  $ 1,162          41.9%         0.3%
   Retail                                      830          29.9          1.3
   Industrial                                  326          11.8          0.0
   Apartments                                  268           9.6          0.0
   Hotel/motel                                 103           3.7          0.0
   Other                                        96           3.5          0.0
Allowance for losses                           (11)         (0.4)         0.0
                                           -----------------------
Total                                      $ 2,774         100.0%         0.4%
                                           =======================

                    American General Life Insurance Company

3. Investments (continued)

3.4 Mortgage Loans on Real Estate (continued)

                                           Outstanding  Percent of    Percent
                                             Amount        Total   Nonperforming
                                           -------------------------------------
                                                      (In Millions)
December 31, 2001-Restated
Geographic distribution:
   South Atlantic                          $   627          23.0%       0.0%
   Pacific                                     418          15.4        7.3
   Mid-Atlantic                                433          15.9        0.0
   East North Central                          433          15.9        0.5
   Mountain                                    119           4.4        0.8
   West South Central                          233           8.6        0.0
   East South Central                          251           9.2        0.0
   West North Central                          121           4.4        0.0
   New England                                  97           3.6        0.0
Allowance for losses                           (12)         (0.4)       0.0
                                           -----------------------
Total                                      $ 2,720         100.0%       1.3%
                                           =======================

Property type:
   Office                                  $ 1,161          42.6%       2.9%
   Retail                                      883          32.4        0.0
   Industrial                                  308          11.3        0.0
   Apartments                                  219           8.1        0.0
   Hotel/motel                                 105           3.9        0.0
   Other                                        56           2.1        0.0
Allowance for losses                           (12)         (0.4)       0.0
                                           -----------------------
Total                                      $ 2,720         100.0%       1.3%
                                           =======================

Impaired mortgage loans on real estate and related interest income is not material.

                    American General Life Insurance Company

4. Deferred Policy Acquisitions Costs and Cost of Insurance Purchased

The following reflects deferred policy acquisition costs (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period (in thousands):

                                                           2002    2001-Restated
                                                      -------------------------

Balance at January 1                                  $ 2,335,474   $ 2,405,205
   Capitalization                                         327,806       330,988
   Accretion of interest/Amortization                    (142,753)     (234,915)
   Effect of unrealized losses (gains) on securities     (268,319)     (129,986)
   Effect of realized losses (gains) on securities         41,829       (35,818)
                                                      -------------------------
Balance at December 31                                $ 2,294,037   $ 2,335,474
                                                      =========================

A rollforward of cost of insurance purchased (CIP) for the years ended December 31, were as follows:

                                                      2002       2001-Restated
                                                   ---------------------------
                                                           (In Thousands)

Balance at January 1                               $ 312,609         $ 361,300
Deferral of renewal commissions                        6,391             6,837
Accretion of interest                                 25,800            29,348
Amortization                                         (28,100)          (50,903)
Effect of unrealized (gains) losses on securities     33,700           (28,925)
Effect of realized (gains) losses on securities        1,200            (5,048)
                                                   ---------------------------
Balance at December 31                             $ 351,600         $ 312,609
                                                   ===========================

CIP amortization to be recorded in each of the next five years is $18.9 million, $17.8 million, $16.4 million, $16.1 million and $15.8 million.

                    American General Life Insurance Company

5. Other Assets

Other assets consisted of the following:

                                                           December 31
                                                      2002         2001-Restated
                                                    ----------------------------
                                                          (In Thousands)

Goodwill                                            $ 38,973            $ 47,684
Computer software                                     92,742              81,762
Account receivable brokers                           124,051              97,991
Prepaid expenses                                      34,794              36,752
Other                                                 94,851              64,100
                                                    ----------------------------
Total other assets                                  $385,411            $328,289
                                                    ============================


FAS 142 requires that the Company reclassify any separable intangible assets and, for intangible assets with definitive useful lives, to amortize their cost over their useful lives. Upon adoption of FAS 142, the Company reclassified $8.7 million of separable intangible assets out of goodwill and recorded amortization totaling $0.7 million in the year ended December 31, 2002.

                    American General Life Insurance Company

6. Restructuring Charges

In connection with the Parent's merger with AGC during 2001, the Company incurred $174,274,000 in restructuring costs. Of the total restructuring charges, approximately $162,801,000 has been paid as of December 31, 2002. The remaining balance is included in Other Liabilities.

7. Federal Income Taxes

7.1 Tax Liabilities

Income tax liabilities were as follows:

                                                             December 31
                                                        2002       2001-Restated
                                                     ---------------------------
                                                            (In Thousands)

Current tax (receivable) payable                     $ (26,411)        $  10,636
Deferred tax liabilities, applicable to:
   Net income                                          402,124           391,585
   Net unrealized investment gains                     389,276            77,737
                                                     ---------------------------
Total deferred tax liabilities                         791,400           469,322
                                                     ---------------------------
Total current and deferred tax liabilities           $ 764,989         $ 479,958
                                                     ===========================

                    American General Life Insurance Company

7. Federal Income Taxes (continued)

7.1 Tax Liabilities (continued)

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                                             2002         2001-Restated
                                                                        -------------------------------
                                                                                 (In Thousands)
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs                                    $   729,627         $   755,940
   Basis differential of investments                                        131,726              95,679
   Net unrealized gains on debt and equity securities available
      for sale                                                              391,727              59,019
   Other                                                                     82,639             160,445
                                                                        -------------------------------
Total deferred tax liabilities                                            1,335,719           1,071,083

Deferred tax assets applicable to:
   Policy reserves                                                         (336,687)           (403,280)
   Net unrealized losses on debt and equity securities available
      for sale                                                                   --              (3,000)
   Nondeductible liabilities                                                (57,000)            (57,300)
   Other                                                                   (150,632)           (139,181)
                                                                        -------------------------------
Total deferred tax assets before valuation allowance                       (544,319)           (602,761)
Valuation allowance                                                              --               1,000
                                                                        -------------------------------
Total deferred tax assets, net of valuation allowance                      (544,319)           (601,761)
                                                                        -------------------------------
Net deferred tax liabilities                                            $   791,400         $   469,322
                                                                        ===============================

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus." At December 31, 2002, the Company had approximately $358.2 million of policyholders' surplus on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized in relation to the policyholders' surplus account. If the entire balance of the policyholders' surplus became taxable at the current federal income tax rates, the tax would be approximately $125.4 million.

                    American General Life Insurance Company

7. Federal Income Taxes (continued)

7.2 Tax Expense

Components of income tax expense (benefit) for the years were as follows:

                                                      2002        2001-Restated
                                                   ----------------------------
                                                           (In Thousands)
Current expense                                    $  98,775          $ 275,051
Deferred expense (benefit):
   Realized gains                                   (151,346)           (78,336)
   Deferred policy acquisition cost                   58,464             15,201
   Policy reserves                                    27,318             30,128
   Basis differential of investments                  75,946             20,175
   Internally developed software                       4,867             21,374
   Restructure charges                                25,786            (17,799)
   Policyholder dividend guarantee                     1,053            (11,083)
   Other, net                                         (1,048)             1,040
                                                   ----------------------------
Total deferred expense (benefit)                      41,040            (19,300)
                                                   ----------------------------
Income tax expense                                 $ 139,815          $ 255,751
                                                   ============================

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                      2002        2001-Restated
                                                   ----------------------------
                                                          (In Thousands)
Income tax at statutory percentage of
   GAAP pretax income                              $ 312,158          $ 293,271
Tax-exempt investment income                         (29,164)           (32,575)
Nonconventional fuel source credits                 (101,917)                --
Adjustment for IRS examinations                      (46,237)                --
Goodwill                                                 143                683
Other                                                  4,832             (5,628)
                                                   ----------------------------
Income tax expense                                 $ 139,815          $ 255,751
                                                   ============================

                    American General Life Insurance Company

7. Federal Income Taxes (continued)

7.2 Tax Expense (continued)

The adjustment for IRS examinations relates primarily to the reduction of certain tax liabilities that were recorded for prior years following the completion of the tax examinations discussed in note 7.4.

7.3 Taxes Paid

Income taxes paid amounted to approximately $127.2 million and $236.1 million in 2002 and 2001, respectively.

7.4 Tax Return Examinations

The Internal Revenue Service (IRS) has completed the examination of the Company's federal income tax returns through the taxable year ended December 31, 1999. The Company has not been contacted by the IRS regarding examinations of taxable years beginning after December 31, 1999.

The Company's ultimate parent, AGC, was acquired by AIG on August 29, 2001. The Company will join in the filing of a consolidated federal income tax return with AGC for the period January 1, 2001 to August 29, 2001. The Company has a written agreement with AGC under which each subsidiary agrees to pay AGC an amount equal to consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AGC agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and investment, research and foreign tax credits which are not useable by the subsidiary but which are used by other members of the consolidated group.

Starting August 30, 2001, the Company will join in the filing of a consolidated federal income tax return with the Parent Company and its life insurance company subsidiaries. The Company has a written agreement with the Parent Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, the Parent Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, the Parent Company agrees to reimburse the Company for the tax benefits from net losses, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which the losses are used.

                    American General Life Insurance Company

8. Transactions With Affiliates

Indebtedness from affiliates were as follows:

                                                                   December 31, 2001
                                            December 31, 2002           -Restated
                                          --------------------------------------------
                                          Par Value  Book Value  Par Value  Book Value
                                          --------------------------------------------
                                                        (In Thousands)
American General Corporation,
   9 3/8%, due 2008                       $  4,725    $  3,677    $  4,725    $  3,575
American General Corporation,
   Promissory notes, 5 1/2% due 2004            --          --       7,339       7,339
AGC Life, Promissory notes, 6.75%
   due 2005                                116,000     116,000     116,000     116,000
American General Corporation, Senior
   Promissory notes, 2 16/25% due 2006          --          --     374,000     374,000
American General Corporation,
   Promissory notes, 1.939% due 2006       333,000     333,000          --          --
American General Corporation Life,
   Restricted Subordinated Note,
   6.75%, due 2005                              --          --      25,321      25,321
                                          --------------------------------------------
Total notes receivable from affiliates     453,725     452,677     527,385     526,235
                                          --------------------------------------------
Accounts receivable from affiliates             --      54,205          --      22,727
                                          --------------------------------------------
Indebtedness from affiliates              $453,725    $506,882    $527,385    $548,962
                                          ============================================

Various AIG companies provide services to the Company, principally mortgage servicing and investment management services, provided by American International Group Global Investment Corporation (AIGGIC) on a fee basis. The Company paid approximately $62,210,368 and $127,124,718 for such services in 2002 and 2001 respectively. Accounts payable for such services at December 31, 2002 and 2001 were not material. The Company rents facilities and provides services on an allocated cost basis to various AIG companies. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, American General Life Companies ("AGLC"). AGLC provides shared services, including technology,

                    American General Life Insurance Company

8. Transactions With Affiliates (continued)

to a number of AIG's life insurance subsidiaries. The Company received approximately $342,097,281 and $243,722,505 for such services and rent in 2002 and 2001 respectively. Accounts receivable for rent and services at December 31, 2002 and 2001 were not material.

On December 31, 2002, the Company sold certain partnership interests to an affiliate, Pine Street Holdings I LLC ("Pine Street Holdings"). Total proceeds received were $59.8 million, resulting in a realized gain of $5.4 million. The consideration received included $20.7 million of 1.38% secured term notes due December 31, 2012, and $14.1 million of preferred membership equity interests, issued by Pine Street Holdings.

9. Benefit Plans

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates. AIG's projected benefit obligations exceeded the plan assets at December 31, 2002 by $449 million.

AIG applies APB Opinion 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock-based compensation plans. Employees of the Company participate in certain stock option and stock purchase plans of AIG. In general, under the stock option plan, officers and other key employees are granted options to purchase AIG's common stock at a price not less than fair market value at the date of grant. In general, the stock purchase plan provides for eligible employees to receive privileges to purchase AIG's common stock at a price equal to 85% of the fair market value on the date of grant of the purchase privilege. AIG has not recognized compensation costs for either plan. The effect of the compensation costs, as determined consistent with Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" (FAS 123), was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. Disclosures required by FAS 123 are included in the Annual Report of AIG.

                    American General Life Insurance Company

9. Benefit Plans (continued)

Prior to January 1, 2002, substantially all employees of the Company were covered under benefit plans sponsored by American General Corporation, including a qualified defined pension plan, contributory life, medical and dental postretirement benefit plans, and a qualified defined contribution savings plan. The amounts related to the benefit plans were not material to the Company's consolidated financial position or results of operations.

10. Derivative Financial Instruments

10.1 Use of Derivative Financial Instruments

The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and options to enter into interest rate swap agreements (call and put swaptions). The Company is neither a dealer nor a trader in derivative financial instruments.

Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For both cash flow hedges and foreign currency hedges, to the extent the hedge is effective, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of other comprehensive income or shareholder's equity. Any ineffective portion of both cash flow hedges and foreign currency hedges are reported in net unrealized investment gains (losses).

10.2 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges.

Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases.

                    American General Life Insurance Company

10. Derivative Financial Instruments (continued)

10.2 Interest Rate and Currency Swap Agreements (continued)

The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

The fair values of swap agreements are recognized in the consolidated balance sheets if the hedge investments are carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains on securities included in other accumulated comprehensive income in shareholders' equity, consistent with the treatment of the related investment security.

For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                           2002   2001-Restated
                                                         ----------------------
                                                         (Dollars in Millions)
Interest rate swap agreements to receive fixed rate:
   Notional amount                                       $   145     $   160
   Average receive rate                                     6.69%       6.74%
   Average pay rate                                         1.77%       2.07%
Currency swap agreements (receive U.S. dollars/pay
   Canadian dollars):
      Notional amount (in U.S. dollars)                  $    97     $    74
      Average exchange rate                                 1.50        1.43

                    American General Life Insurance Company

10. Derivative Financial Instruments (continued)

10.2 Interest Rate and Currency Swap Agreements (continued)

                                                          2002    2001-Restated
                                                        -----------------------
                                                        (Dollars in Millions)
Currency swap agreements (receive U.S. dollars/pay
   Australian dollars):
      Notional amount (in U.S. dollars)                 $   23        $   23
      Average exchange rate                               1.85          1.85
Currency swap agreements (receive U.S. dollars/pay
   Japanese Yen):
      Notional amount (in U.S. dollars)                 $   12        $   12
      Average exchange rate                              44.60         44.60


10.3 Swaptions

Options to enter into interest rate swap agreements are used to limit the Company's exposure to reduced spreads between investment yields and interest crediting rates should interest rates decline significantly over prolonged periods. During such periods, the spread between investment yields and interest crediting rates may be reduced as a result of certain limitations on the Company's ability to manage interest crediting rates. Call swaptions allow the Company to enter into interest rate swap agreements to receive fixed rates and pay lower floating rates, effectively increasing the spread between investment yields and interest crediting rates.

During prolonged periods of decreasing interest rates, the spread between investment yields and interest crediting rates may be reduced as a result of minimum rate guarantees on certain annuity contracts, which limit the Company's ability to reduce interest crediting rates. Call swaptions, which allow the Company to enter into interest rate swap agreements to receive fixed rates and pay lower floating rates, effectively maintain the spread between investment yields and interest crediting rates during such periods.

Conversely, during prolonged periods of increasing interest rates, the spread between investment yields and interest crediting rates may be reduced if the Company decides to increase interest crediting rates to limit surrenders. Put swaptions, which allow the Company to enter into interest rate swap agreements to pay fixed rates and receive higher floating rates, effectively maintain the spread between investment yields and interest crediting rates during such periods.

                    American General Life Insurance Company

10. Derivative Financial Instruments (continued)

10.3 Swaptions (continued)

Premiums paid to purchase swaptions and subsequent changes in fair value are included in other invested assets. The Company's swaptions do not qualify for hedge accounting due to the inability to establish hedge effectiveness. The change in the fair value of the swaptions is recognized in net realized investment losses. Gains or losses from swaptions are recognized at the time of expiration or when the option to enter into a swap is exercised. Swaptions outstanding at December 31, 2002 expire in 2003. Should the strike rates remain below market rates for call swaptions and above market rates for put swaptions, the swaptions will expire and the Company's exposure would be limited to the premiums paid. These premiums were not significant for 2002.

Swaptions at December 31 were as follows:

                                                   2002         2001-Restated
                                                   --------------------------
                                                      (Dollars in Millions)
Call swaptions:
   Notional amount                                       --         $    376
   Average strike rate                                   --             5.25%
Put swaptions:
   Notional amount                                 $  3,275         $    684
   Average strike rate                                7.75%            8.25%

                    American General Life Insurance Company

10. Derivative Financial Instruments (continued)

10.4 Credit and Market Risk

Derivative financial instruments expose the Company to credit risk in the event of non-performance by counterparties. The Company limits this exposure by entering into agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material impact on the Company's consolidated results of operations or financial position.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of the agreements and the related items being hedged.

11. Fair Value of Financial Instruments

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of the Company's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding evaluation of related policyholders liabilities can be misinterpreted.

                                                         2002                 2001-Restated
                                                    Fair     Carrying       Fair     Carrying
                                                   Value      Amount       Value      Amount
                                                  -------------------------------------------
                                                                 (In Millions)
Assets
Fixed maturity and equity securities              $39,786     $39,786     $34,339     $34,339
Mortgage loans on real estate                       3,173       2,774       2,837       2,720
Policy loans                                        1,724       1,631       1,882       1,668
Short-term investments                                268         268         634         634
Derivative financial instruments                       31          31          26          26
Other long-term investments                           757         757         386         386
Investment in Parent Company                           47          47          64          64
Indebtedness from affiliates                          507         507         549         549
Securities held under collateral agreements         3,217       3,217          --          --
Assets held in separate accounts                   17,318      17,318      20,860      20,860

Liabilities
Investment contracts                               33,348      33,301      31,591      31,634
Dividend accumulations                                843         843         863         863
Securities loaned under collateral agreements       3,216       3,216          --          --
Liabilities related to separate accounts           17,318      17,318      20,860      20,860


                    American General Life Insurance Company

11. Fair Value of Financial Instruments (continued)

The following methods and assumptions were used to estimate the fair value of financial instruments:

         Fixed Maturity and Equity Securities

         Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

         Mortgage Loans on Real Estate

         Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

         Policy Loans

         Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

         Investment in Parent Company

         The fair value of the investment in Parent Company is based on quoted market prices of AIG common stock.

         Assets and Liabilities Related to Separate Accounts

         The fair value of Separate Account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

         Derivative Financial Instruments

         Fair values for derivative assets and liabilities were based upon quoted market prices.

                    American General Life Insurance Company

11. Fair Value of Financial Instruments (continued)

         Investment Contracts

         Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

         Indebtedness from Affiliates

         Indebtedness from affiliates is composed of accounts receivable and notes receivable from affiliates. Due to the short-term nature of accounts receivable, fair value is assumed to equal carrying value. The fair value of notes receivable was estimated using discounted cash flows based on contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges.

         Other Long-Term Investments

         Fair value of other long term investments is based upon the fair-value of the net assets of these investments as determined by the general partners.

12. Commitments and Contingencies

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. On December 16, 1998, American General Corporation announced that certain of its life insurance subsidiaries had entered into agreements to resolve all pending market conduct class action lawsuits.

In conjunction with the proposed settlements, the Company recorded a charge of $189.1 million ($122.9 million after-tax) in the fourth quarter of 1998. The charge covered the cost of policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs.

On December 31, 1999, the Company entered into an agreement with the Parent Company whereby the Company assigned, and the Parent Company assumed, 100% of the liabilities of the

                    American General Life Insurance Company

12. Commitments and Contingencies (continued)

Company related to the proposed resolution. As consideration for the assumption of the liabilities, the Company paid the Parent Company an amount equal to the liabilities recorded with respect to the proposed resolution of the litigation.

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company had $123.8 million and $170.6 million of unfunded commitments for its investments in limited partnerships at December 31, 2002 and 2001, respectively.

Insurance companies that are under regulatory supervision result in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium tax in certain states. At December 31, 2002 and 2001, the Company has accrued $3.4 million and $5.9 million, respectively, for guaranty fund assessments. The Company has recorded receivables of $2.6 million and $4.2 million at December 31, 2002 and 2001, respectively, for expected recoveries against the payment of future premium taxes.

On November 1, 2002, the Company and various affiliates entered into a one-year inter-affiliate credit facility (the "facility"), under which the Company commits to make loans to AIG in amounts aggregating to not more than $90.0 million. Such loans may take the form of variable rate loans that pay the higher of the federal funds rate plus 0.5% or the prime rate, or fixed rate loans that pay LIBOR plus a specific margin. AIG has the option, at the commitment termination date of October 31, 2003, to convert any outstanding loan balances to one-year term loans.

                    American General Life Insurance Company

13. Reinsurance

The Company will receive annual facility fees of 0.045% on its commitment. There were no borrowings outstanding under the facility as of December 31, 2002.

Reinsurance transactions for the years ended December 31, 2002 and 2001 were as follows:

                                                                                                      Percentage
                                                        Ceded to         Assumed                       of Amount
                                                          Other        From Other                       Assumed
                                     Gross Amount       Companies       Companies         Net Amount     to Net
                                     --------------------------------------------------------------------------
                                                                     (In Thousands)
December 31, 2002
Life insurance in force              $128,263,870     $ 59,950,491     $  2,389,096      $ 70,702,475     3.38%
                                     ================================================================
Premiums:
   Life insurance and annuities         1,388,181          249,365           20,979         1,159,795     1.81%
   Accident and health insurance           25,713              983             (583)           24,147    -2.41%
                                     ----------------------------------------------------------------
Total premiums                       $  1,413,894     $    250,348     $     20,396      $  1,183,942     1.72%
                                     ================================================================

December 31, 2001
Life insurance in force              $136,480,801     $ 65,109,557     $  1,657,275      $ 73,028,519     2.27%
                                     ================================================================
Premiums:
   Life insurance and annuities           806,910          218,071           18,075           606,914     2.98%
   Accident and health insurance           28,875            1,476           (3,313)           24,086   -13.75%
                                     ----------------------------------------------------------------
Total premiums                       $    835,785     $    219,547     $     14,762      $    631,000     2.34%
                                     ================================================================

Reinsurance recoverable on paid losses was approximately $11.3 million, and $20.4 million, at December 31, 2002 and 2001, respectively. Reinsurance recoverable on unpaid losses was approximately $20.7 million, and $27.4 million at December 31, 2002 and 2001, respectively.

14. Shareholders' Equity

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The stock is held by it's immediate parent, AGC Life.

                    American General Life Insurance Company

14.  Shareholders' Equity (continued)

The Company paid $445 million and $402 million in dividends on common stock to the Parent Company in 2002 and 2001. The Company also paid $680 thousand in dividends on preferred stock to the Parent Company in 2002.

On December 31, 2002, the Parent contributed to the Company a 100% interest in SunAmerica Hedge Fund Holdings LLC ("SAHFH"). SAHFH was formed on December 13, 2002. SAHFH's assets consist solely of investments in partnerships, which are included in other long term investments in the consolidated balance sheets. The capital contribution was recorded in the amount of $443.8 million, representing the equity of SAHFH.

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2002, approximately $6.1 billion of consolidated shareholder's equity represents net assets of the Company, which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $3.2 billion of consolidated shareholders' equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10% of policyholders' surplus or the previous year's statutory net gain from operations.

15. Division Operations

15.1 Nature of Operations

The Company manages its business operation through two divisions, which are based on products and services offered.

Retirement Savings

The Retirement Savings Division, which primarily relates to the operation of VALIC, a wholly owned subsidiary of the Company, provides tax-deferred retirement annuities and employer-

                     American General Life Insurance Company

15. Division Operations (continued)

15.1 Nature of Operations (continued)

sponsored retirement plans to employees of educational, health care, public sector, and other not-for-profit organizations marketed nationwide through exclusive sales representatives.

Life Insurance

The Life Insurance division provides traditional, interest-sensitive, and variable life insurance and annuities to a broad spectrum of customers through multiple distribution channels focused on specific market segments.

15.2 Division Results

Results of each division exclude goodwill amortization, net realized investment gains, and non-recurring accumulative effect of accounting change.

Division earnings information was as follows:

                                      Revenues                  Income Before Taxes                 Earnings
                              ------------------------------------------------------------------------------------------
                                2002       2001-Restated       2002        2001-Restated        2002       2001-Restated
                              ------------------------------------------------------------------------------------------
                                                                  (In Millions)
Retirement Services           $ 2,133         $ 2,107         $   772         $   562         $   521         $   385
Life Insurance                  2,813           2,164             404             426             406             275
                              ---------------------------------------------------------------------------------------
Total divisions                 4,946           4,271           1,176             988             927             660
Goodwill amortization              --              --              (1)             (1)             (1)             (1)
RG (L)                           (283)           (106)           (283)           (106)           (174)            (69)
Accumulative effect of
accounting change                  --              --              --             (35)             --             (24)
                              ---------------------------------------------------------------------------------------
Total consolidated            $ 4,663         $ 4,165         $   892         $   846         $   752         $   566
                              =======================================================================================

                    American General Life Insurance Company

15. Division Operations (continued)

15.2 Division Results (continued)

Division balance sheet information was as follows:

                                Assets                      Liabilities
                         -------------------------------------------------------
                                             December 31
                         -------------------------------------------------------
                           2002      2001-Restated      2002       2001-Restated
                         -------------------------------------------------------
                                           (In Millions)
Retirement Services      $49,274        $45,688        $45,771        $43,028
Life Insurance            21,435         19,996         18,373         17,383
                         -------------------------------------------------------
Total consolidated       $70,709        $65,684        $64,144        $60,411
                         =======================================================

                    [Ernst & Young Letterhead appears here]

                         Report of Independent Auditors

Board of Directors and Stockholder
American General Life Insurance Company

We have audited the accompanying consolidated balance sheets of American General Life Insurance Company (an indirectly wholly owned subsidiary of American General Corporation) as of December 31, 2001 and 2000, and the related consolidated statements of income, shareholder's equity, comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American General Life Insurance Company and subsidiaries at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2001, the Company changed its method of accounting for derivatives and its investments in certain purchased and retained interests in securitized financial assets.


February 1, 2002                                           /s/ ERNST & YOUNG LLP

                    American General Life Insurance Company

                          Consolidated Balance Sheets

                                                             DECEMBER 31
                                                        2001            2000
                                                    ------------------------------
                                                           (In Thousands)
ASSETS
Investments:
 Fixed maturity securities, at fair value
  (amortized cost - $28,319,738 in 2001 and
  $27,098,978 in 2000)                                $28,589,219     $26,991,695
 Equity securities, at fair value (cost -
  $202,556 in 2001 and $233,278 in 2000)                  176,171         233,227
 Mortgage loans on real estate                          2,201,562       2,084,299
 Policy loans                                           1,291,019       1,297,438
 Investment real estate                                    65,974         124,117
 Other long-term investments                              277,087         227,514
 Short-term investments                                   487,747         140,496
 Derivatives                                               26,458               -
                                                      ---------------------------
Total investments                                      33,115,237      31,098,786

Cash                                                       86,005          44,747
Investment in Parent Company
 (cost - $8,597 in 2001 and 2000)                          64,326          57,019
Indebtedness from affiliates                              213,015          78,225
Accrued investment income                                 487,349         472,187
Accounts receivable                                       506,683         664,395
Deferred policy acquisition costs                       2,042,688       2,090,810
Property and equipment                                     76,285          80,665
Other assets                                              226,966         228,685
Assets held in separate accounts                       20,279,272      22,225,525
                                                      ---------------------------
Total assets                                          $57,097,826     $57,041,044
                                                      ===========================

                                                              DECEMBER 31
                                                          2001            2001
                                                      ---------------------------
                                                           (In Thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits                               $31,012,386     $29,524,610
 Other policy claims and benefits payable                  53,149          47,369
 Other policyholders' funds                               523,332         388,433
 Federal income taxes                                     558,723         466,314
 Indebtedness to affiliates                                 4,691           6,909
 Other liabilities                                        838,612         920,570
 Liabilities related to separate accounts              20,279,272      22,225,525
                                                      ---------------------------
Total liabilities                                      53,270,165      53,579,730

Shareholder's equity:
 Common stock, $10 par value, 600,000 shares
  authorized, issued, and outstanding                       6,000           6,000
 Preferred stock, $100 par value, 8,500 shares
  authorized, issued, and outstanding                         850             850
 Additional paid-in capital                             1,397,860       1,370,821
 Accumulated other comprehensive loss                     129,460         (31,466)
 Hedging activities                                        16,207               -
 Retained earnings                                      2,277,284       2,115,109
                                                      ---------------------------
Total shareholder's equity                              3,827,661       3,461,314
                                                      ---------------------------
Total liabilities and shareholder's equity            $57,097,826     $57,041,044
                                                      ===========================

See accompanying notes.

                    American General Life Insurance Company

                       Consolidated Statements of Income

                                                       YEAR ENDED DECEMBER 31
                                               2001             2000            1999
                                           --------------------------------------------
                                                         (In Thousands)
Revenues:
 Premiums and other considerations         $  794,347       $  659,901       $  540,029
 Net investment income                      2,393,778        2,362,694        2,348,196
 Net realized investment gains
  (losses)                                    (65,668)         (98,109)           5,351
 Other                                         22,171          134,769           82,581
                                           --------------------------------------------
Total revenues                              3,144,628        3,059,255        2,976,157

Benefits and expenses:
 Benefits                                   1,899,772        1,775,120        1,719,375
 Operating costs and expenses                 607,637          481,841          495,680
                                           --------------------------------------------
Total benefits and expenses                 2,507,409        2,256,961        2,215,055
                                           --------------------------------------------
Income before income tax expense              637,219          802,294          761,102

Income tax expense                            190,981          260,860          263,196
Cumulative effect of accounting
 change (net of tax)                          (22,383)               -                -
                                           --------------------------------------------
Net income                                 $  423,855       $  541,434       $  497,906
                                           ============================================

See accompanying notes.

                    American General Life Insurance Company

                Consolidated Statements of Shareholder's Equity

                                                   YEAR ENDED DECEMBER 31
                                              2001            2000            1999
                                          ------------------------------------------
                                                       (In Thousands)
Common stock:
 Balance at beginning of year             $    6,000      $    6,000     $     6,000
 Change during year                                -               -               -
                                          ------------------------------------------
Balance at end of year                         6,000           6,000           6,000

Preferred stock:
 Balance at beginning of year                    850             850             850
 Change during year                                -               -               -
                                          ------------------------------------------
Balance at end of year                           850             850             850

Additional paid-in capital:
 Balance at beginning of year              1,370,821       1,371,687       1,368,089
 Capital contribution from Parent
  Company                                          -               -               -
 Other changes during year                    27,039            (866)          3,598
                                          ------------------------------------------
Balance at end of year                     1,397,860       1,370,821       1,371,687

Accumulated other comprehensive
 (loss) income:
   Balance at beginning of year              (31,466)       (356,865)        679,107
   Change in unrealized gains
    (losses) on securities, net of tax       160,926         325,399      (1,035,972)
                                          ------------------------------------------
Balance at end of year                       129,460         (31,466)       (356,865)

Hedging Activities:
 Balance at beginning of year                      -               -               -
 Change, net of tax                           16,207               -               -
                                          ------------------------------------------
Balance at end of year                        16,207               -               -

Retained earnings:
 Balance at beginning of year              2,115,109       1,824,715       1,514,489
 Net income                                  423,855         541,434         497,906
 Dividends paid                             (261,680)       (251,040)       (187,680)
                                          ------------------------------------------
Balance at end of year                     2,277,284       2,115,109       1,824,715
                                          ------------------------------------------
Total shareholder's equity                $3,827,661      $3,461,314     $ 2,846,387
                                          ==========================================

See accompanying notes.

                    American General Life Insurance Company

                Consolidated Statements of Comprehensive Income

                                                    YEAR ENDED DECEMBER 31
                                              2001            2000             1999
                                            -----------------------------------------
                                                       (In Thousands)
Net income                                  $423,855        $541,434      $   497,906
Other comprehensive income:
 Gross change in unrealized gains
  (losses) on securities (pretax:
  $221,614; $435,000; ($1,581,500)           139,067         282,743       (1,027,977)
 Hedging activity                             16,207               -                -
 Less: gains (losses) realized in
  net income                                 (21,859)        (42,656)           7,995
                                            -----------------------------------------
 Change in net unrealized gains
  (losses) on securities (pretax:
  $269,562, $500,000; ($1,593,800))          177,133         325,399       (1,035,972)
                                            -----------------------------------------
Comprehensive income (loss)                 $600,988        $866,833      $  (538,066)
                                            =========================================

See accompanying notes.

                    American General Life Insurance Company

                     Consolidated Statements of Cash Flows

                                                                             YEAR ENDED DECEMBER 31
                                                                  2001                2000                  1999
                                                            --------------------------------------------------------
                                                                                (In Thousands)
OPERATING ACTIVITIES
Net income                                                  $    423,855          $    541,434          $    497,906
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
   Change in accounts receivable                                 157,712              (477,803)               10,004
   Change in future policy benefits and other
    policy claims                                                225,127            (2,566,783)           (2,422,221)
   Amortization of policy acquisition costs                      189,631                23,443               101,066
   Policy acquisition costs deferred                            (296,014)             (299,306)             (307,854)
   Change in other policyholders' funds                          134,899                16,801               (26,955)
   Provision for deferred income tax expense                     (17,539)               57,228                85,257
   Depreciation                                                   35,055                28,677                24,066
   Amortization                                                   26,266                22,831               (30,894)
   Change in indebtedness to (from) affiliates                  (137,008)               (3,207)               74,814
   Change in amounts payable to brokers                         (206,153)              478,132               (43,321)
   Net loss on sale of investments                               101,455                52,670                45,379
   Other, net                                                     29,422                47,646              (170,413)
                                                            --------------------------------------------------------
Net cash provided by (used in) operating activities              666,708            (2,078,237)           (2,163,166)

INVESTING ACTIVITIES
Purchases of investments and loans made                      (50,001,560)          (33,436,962)          (44,508,908)
Sales or maturities of investments and receipts
 from repayment of loans                                      48,289,342            33,627,301            43,879,377
Sales and purchases of property, equipment, and
software, net                                                     55,851               (45,078)              (87,656)
                                                            --------------------------------------------------------
Net cash provided by (used in) investing activities           (1,656,367)              145,261              (717,187)

FINANCING ACTIVITIES
Net policyholder account deposits/withdrawals                  1,265,558             2,183,646             2,992,743
Dividends paid                                                  (261,680)             (251,040)             (187,680)
Other                                                             27,039                  (866)                3,598
                                                            --------------------------------------------------------
Net cash provided by financing activities                      1,030,917             1,931,740             2,808,661
                                                            --------------------------------------------------------
Increase (decrease) in cash                                       41,258                (1,236)              (71,692)
Cash at beginning of year                                         44,747                45,983               117,675
                                                            --------------------------------------------------------
Cash at end of year                                         $     86,005          $     44,747          $     45,983
                                                            ========================================================

Interest paid amounted to approximately $76,500,000, $50,673,000, and $2,026,000 in 2001, 2000, and 1999, respectively.

See accompanying notes.

                    American General Life Insurance Company

                   Notes to Consolidated Financial Statements

                               December 31, 2001

NATURE OF OPERATIONS

American General Life Insurance Company (the "Company") is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group ("AIG"). The Company's wholly owned life insurance subsidiaries are American General Life Insurance Company of New York ("AGNY") and The Variable Annuity Life Insurance Company ("VALIC"). The Company also owns American General Life Companies ("AGLC"), which provides management services to certain life insurance subsidiaries of the Parent Company. The Company sells a variety of equity products through its wholly owned broker dealer, American General Securities, Inc.

On August 29, 2001, pursuant to an Agreement and Plan of Merger dated as of May 11, 2001 (the "Agreement and Plan Merger") by and among American General Corporation ("AGC"), which was the Company's then-ultimate controlling entity, AIG and Washington Acquisition Corporation ("WAC"), which is a Texas corporation and a wholly owned subsidiary of AIG, WAC was merged with and into AGC, with AGC being the surviving corporation (the "Merger"). As a result of the Merger, AIG became the ultimate parent of the Company. The Texas Department of Insurance approved the Merger on August 28, 2001.

The Company offers a complete portfolio of the standard forms of universal life, variable universal life, interest-sensitive whole life, term life, structured settlements, and fixed and variable annuities throughout the United States. The Company serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. AGNY offers a broad array of traditional and interest-sensitive insurance, in addition to individual annuity products. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States.

1. ACCOUNTING POLICIES

1.1 PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.1 PREPARATION OF FINANCIAL STATEMENTS (CONTINUED)

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

Certain prior year amounts have been reclassified to conform with the current year presentation.

1.2 STATUTORY ACCOUNTING

The Company and its wholly owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory equity at December 31, 2001. Statutory net income and capital and surplus of the Company is as follows:

                                             YEAR ENDED DECEMBER 31
                                       2001           2000           1999
                                   -----------------------------------------
                                                (In Thousands)

Statutory net income (unaudited)    $  218,312     $  360,578     $  350,294
Statutory capital and surplus
 (unaudited)                        $1,909,729     $1,908,887     $1,753,570

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally furniture and equipment, agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.2 STATUTORY ACCOUNTING (CONTINUED)

companies to establish an AVR and an IMR. The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

CODIFICATION

The Company has performed a review of the revised Accounting Practices and Procedures Manual ("Codification") effective January 1, 2001 and determined that the effect of these changes did not result in a significant reduction in the Company's statutory-basis capital and surplus as of adoption.

1.3 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts. At December 31, 2001 and 2000, insurance investment contracts of $29.6 billion and $25.3 billion, respectively, were included in the Company's liabilities.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.4 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Substantially all fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2001 and 2000. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the adjustment, net of deferred taxes, is recorded in accumulated other comprehensive income (loss), within shareholders' equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security's amortized cost is reduced to its fair value, and the reduction is recorded as a realized loss.

At various times, the Company holds trading securities and reports them at fair value. The Company's trading security portfolio was immaterial at year-end 2001 and 2000. Realized and unrealized gains (losses) related to trading securities are included in net investment income; however, trading securities did not have a material effect on net investment income in 2001, 2000, and 1999.

Equity partnerships, which are reported in equity securities, are accounted for under the equity method of accounting. For those partnerships that report changes in the fair value of underlying equity investments in earnings, the Company records its proportionate interest in investment gains (losses).

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is primarily based on a loan-specific review.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.4 INVESTMENTS (CONTINUED)

POLICY LOANS

Policy loans are reported at unpaid principal balance.

REAL ESTATE

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

DOLLAR ROLL AGREEMENTS

Dollar rolls are agreements to sell mortgage-backed securities and to repurchase substantially the same securities at a specified price and date in the future. The Company accounts for dollar rolls as short-term collateralized financings and includes the repurchase obligation in other liabilities. There were no dollar rolls outstanding at December 31, 2001 and 2000.

INVESTMENT INCOME

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

REALIZED INVESTMENT GAINS

Realized investment gains (losses) are recognized using the specific-identification method and reported in net realized investment gains (losses).

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.5 SEPARATE ACCOUNTS

Separate Accounts are assets and liabilities associated with certain contracts, principally annuities, for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

1.6 DEFERRED POLICY ACQUISITION COSTS ("DPAC") AND COST OF INSURANCE PURCHASED ("CIP")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

CIP represents the cost assigned to insurance contracts in force that are acquired through the purchase of a block of business. At December 31, 2001 and 2000, CIP of $11 million and $16 million, respectively, was reported within other assets.

DPAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DPAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC or CIP amortization. DPAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves and on the unamortized balance of CIP at rates of 5.08% to 5.15%.

DPAC and CIP are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.6 DEFERRED POLICY ACQUISITION COSTS ("DPAC") AND COST OF INSURANCE PURCHASED ("CIP") (CONTINUED)

The Company reviews the carrying amounts of DPAC and CIP on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

1.7 OTHER ASSETS

Goodwill is charged to expense in equal amounts, generally over 40 years. The Company reviews goodwill for indicators of impairment in value which it believes are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the Company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If facts and circumstances suggest that a subsidiary's goodwill is impaired, the Company assesses the fair value of the underlying business based on an independent appraisal and reduces goodwill to an amount that results in the book value of the subsidiary approximating fair value. (See Footnote 1.13 Accounting Changes for treatment beginning next year.)

1.8 POLICY AND CONTRACT CLAIMS RESERVES

Substantially all of the Company's insurance and annuity liabilities relate to long duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.00% to 13.50% at December 31, 2001.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.9 PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in a constant relationship to insurance in force. For all other contracts, premiums are recognized when due.

1.10 REINSURANCE

The Company limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability as the Company remains primarily liable to the policyholder.

A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Reinsurance recoveries on ceded reinsurance contracts were $101 million, $65 million, and $71 million, during 2001, 2000, and 1999, respectively. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Benefits paid and future policy benefits related to ceded insurance contracts are recorded as reinsurance receivables, and are included in accounts receivable.

1.11 PARTICIPATING POLICY CONTRACTS

Participating life insurance accounted for approximately 1% of life insurance in force at December 31, 2001 and 2000.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.11 PARTICIPATING POLICY CONTRACTS (CONTINUED)

The portion of earnings allocated to participating policyholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $3.6 million, $4.4 million, and $4.6 million in 2001, 2000, and 1999, respectively.

1.12 INCOME TAXES

The Company's parent, AGC, was acquired by AIG on August 29, 2001. The Company will join in the filing of a consolidated federal income tax return with AGC for the period January 1, 2001 to August 29, 2001. For the period August 30, 2001 to December 31, 2001, the Company will join in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC and AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. AGC agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and investment, research and foreign tax credits which are not useable by the subsidiary but which are used by other members of the consolidated group. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which the losses are used.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided; if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. Changes related to fluctuations in the fair value of available-for-sale securities are included in the consolidated statements of comprehensive income and accumulated other comprehensive income in shareholder's equity.

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.13 ACCOUNTING CHANGES

SFAS 133

On January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") 133, Accounting for Derivative Instruments and Hedging Activities, which requires all derivative instruments to be recognized at fair value in the balance sheet. Changes in the fair value of a derivative instrument will be reported in net income or other comprehensive income, depending upon the intended use of the derivative instrument.

Adoption of SFAS 133 did not materially impact the Company's results of operations and financial position in current periods and it is not expected to materially impact future periods. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting and any ineffectiveness resulting from hedging activities have been recorded in investment gains (losses).

In January 2001, the Emerging Issues Task Force ("EITF") of the FASB issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement changed the accounting requirements for interests in many asset-backed securities and residential mortgage backed securities. EITF 99-20 requires that interest income on securities within its scope be recognized prospectively, with changes in expected future cash flows reflected in reported yields going forward. In addition, if cash flows are expected to decrease, EITF 99-20 may require investors to recognize impairment losses. In accordance with the transition provisions of EITF 99-20, the Company recorded a loss of $22.4 million, net of tax, at June 30, 2001 which is being recognized and reported in the consolidated statements of income and comprehensive income as a cumulative effect of accounting change.

In June 2001, the FASB issued Statement of Financial Accounting Standards 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 requires the Company to discontinue the amortization of goodwill on its consolidated income statement. SFAS 142 is effective for the year commencing January 1, 2002. In addition, SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or

                    American General Life Insurance Company

1. ACCOUNTING POLICIES (CONTINUED)

1.13 ACCOUNTING CHANGES (CONTINUED)

more frequently if circumstances indicate that a possible impairment has occurred. As of December 31, 2001, the Company recorded $27 million of goodwill in Other Assets on its consolidated balance sheet. The Company has evaluated the impact of the impairment provisions of SFAS 142, and has determined that the impact on its consolidated results of operations and financial position will not be significant.

2. INVESTMENTS

2.1 INVESTMENT INCOME

Investment income by type of investment was as follows for the year ended:

                                         2001            2000           1999
                                     ------------------------------------------
                                                  (In Thousands)
Investment income:
 Fixed maturities                     $2,101,393      $2,050,503     $2,118,794
 Equity securities                         4,000          22,996         17,227
 Mortgage loans on real estate           175,016         159,414        134,878
 Investment real estate                   16,491          22,749         20,553
 Policy loans                             74,619          71,927         69,684
 Other long-term investments              (2,875)         13,062          7,539
 Short-term investments                   64,420          66,296         24,874
 Investment income from affiliates         7,490          10,733          8,695
                                     ------------------------------------------
Gross investment income                2,440,554       2,417,680      2,402,244
Investment expenses                       46,776          54,986         54,048
                                     ------------------------------------------
Net investment income                 $2,393,778      $2,362,694     $2,348,196
                                     ==========================================

The carrying value of investments that produced no investment income during 2001 was less than 0.9% of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

Derivative financial instruments did not have a material effect on net investment income in 2001, 2000, or 1999.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.2 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows for the year ended:

                                         2001            2000            1999
                                    ------------------------------------------
                                                   (In Thousands)
Fixed maturities:
 Gross gains                         $ 303,468       $  62,856       $ 118,427
 Gross losses                         (295,380)       (174,057)       (102,299)
                                    ------------------------------------------
Total fixed maturities                   8,088        (111,201)         16,128
Equity securities                       (4,538)              -             793
Unhedged derivatives                    (2,250)              -               -
Other investments                      (66,968)         13,092         (11,570)
                                    ------------------------------------------
Net realized investment (losses)
 gains before tax                      (65,668)        (98,109)          5,351
Income tax (benefit) expense           (22,030)        (34,338)          1,874
                                    ------------------------------------------
Net realized investment (losses)
 gains after tax                     $ (43,638)      $ (63,771)      $   3,477
                                    ==========================================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value. Amortized cost and fair value at December 31, 2001 and 2000 were as follows:

                                                  GROSS           GROSS
                                 AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                   COST            GAIN           LOSS           VALUE
                               -------------------------------------------------------
                                                     (In Thousands)
December 31, 2001
Fixed maturity securities:
Corporate securities:
   Investment-grade              $13,900,833       $573,231      $(247,059)    $14,227,005
   Below investment-grade          1,814,978         32,155       (219,750)      1,627,383
 Mortgage-backed securities*       7,041,992        142,028        (71,273)      7,112,747
 U.S. government obligations         522,593         14,546        (10,389)        526,750
 Foreign governments                 194,027          9,468         (1,476)        202,019
 State and political
  subdivisions                     4,838,258         95,224        (47,167)      4,886,315
 Redeemable preferred stocks           7,057              -            (57)          7,000
                                 ---------------------------------------------------------
Total fixed maturity
 securities                      $28,319,738       $866,652      $(597,171)    $28,589,219
                                 =========================================================
Equity securities                $   202,556       $    220      $ (26,605)    $   176,171
                                 =========================================================
Investment in Parent Company     $     8,597       $ 55,729      $       -     $    64,326
                                 =========================================================

* Primarily include pass-through securities guaranteed by and mortgage obligations ("CMOs") collateralized by the U.S. government and government agencies.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                  GROSS           GROSS
                                 AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                   COST            GAIN           LOSS            VALUE
                              ---------------------------------------------------------------
                                                      (In Thousands)
December 31, 2000
Fixed maturity securities:
Corporate securities:
   Investment-grade              $18,495,450       $420,049      $(420,341)     $18,495,158
   Below investment-grade          1,662,879         14,888       (287,880)       1,389,887
 Mortgage-backed securities*       6,340,762        145,597         (5,907)       6,480,452
 U.S. government obligations         215,220         22,526            (21)         237,725
 Foreign governments                 209,305          7,402         (1,655)         215,052
 State and political
  subdivisions                       168,302          2,940         (4,821)         166,421
 Redeemable preferred stocks           7,060              -            (60)           7,000
                                 ----------------------------------------------------------
Total fixed maturity
 securities                      $27,098,978       $613,402      $(720,685)     $26,991,695
                                 ==========================================================
Equity securities                $   233,278       $ 10,146      $ (10,197)     $   233,227
                                 ==========================================================
Investment in Parent Company     $     8,597       $ 48,422      $       -      $    57,019
                                 ==========================================================

* Primarily include pass-through securities guaranteed by and mortgage obligations ("CMOs") collateralized by the U.S. government and government agencies.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholders' equity at December 31 were as follows:

                                                2001            2000            1999
                                           -----------------------------------------
                                                       (In Thousands)
Gross unrealized gains                     $ 922,601       $ 671,970       $ 296,288
Gross unrealized losses                     (623,776)       (730,882)       (909,135)
DPAC and other fair value adjustments        (96,749)         23,119         200,353
Deferred federal income (taxes)
 benefit                                     (72,615)          4,330          55,631
Other                                             (1)             (3)             (2)
                                           -----------------------------------------
Net unrealized gains (losses) on
 securities                                $ 129,460       $ (31,466)      $(356,865)
                                           =========================================

The contractual maturities of fixed maturity securities at December 31, 2001 were as follows:


                                      2001                           2000
                        -------------------------------------------------------------
                            AMORTIZED        MARKET        AMORTIZED        MARKET
                               COST          VALUE           COST           VALUE
                        -------------------------------------------------------------
                                 (In Thousands)                 (In Thousands)
Fixed maturity securities,
 excluding mortgage-backed
 securities:
   Due in one year or
    less                    $ 1,224,135    $ 1,248,865     $   832,001    $   833,695
   Due after one year
    through five years        4,314,919      4,466,280       5,539,620      5,562,918
   Due after five years
    through ten years         8,003,153      8,086,515       7,492,395      7,433,403
   Due after ten years        7,735,539      7,674,812       6,894,200      6,681,227
Mortgage-backed
 securities                   7,041,992      7,112,747       6,340,762      6,480,452
                            ---------------------------------------------------------
Total fixed maturity
 securities                 $28,319,738    $28,589,219     $27,098,978    $26,991,695
                            =========================================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $31.2 billion, $12.3 billion, and $12.3 billion, and $12.3 billion during 2001, 2000, and 1999, respectively.

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 2001 and 2000:

                              OUTSTANDING     PERCENT OF         PERCENT
                                AMOUNT           TOTAL        NONPERFORMING
                            ------------------------------------------------
                             (In Millions)
December 31, 2001
Geographic distribution:
 South Atlantic                  $  493            22.5%           0.0%
 Pacific                            360            16.3            9.1
 Mid-Atlantic                       407            18.5            0.0
 East North Central                 320            14.5            0.0
 Mountain                            86             3.9            0.0
 West South Central                 170             7.7            0.0
 East South Central                 210             9.5            0.0
 West North Central                  87             4.0            0.0
 New England                         77             3.5            0.0
Allowance for losses                 (8)           (0.4)           0.0
                                 ----------------------
Total                            $2,202           100.0%           1.3%
                                 ======================
Property type:
 Office                          $1,034            47.0%           3.5%
 Retail                             585            26.5            0.0
 Industrial                         268            12.2            0.0
 Apartments                         205             9.3            0.0
 Hotel/motel                         81             3.7            0.0
 Other                               37             1.7            0.0
Allowance for losses                 (8)           (0.4)           0.0
                                 ----------------------
Total                            $2,202           100.0%           1.3%
                                 ======================

                    American General Life Insurance Company

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE (CONTINUED)

                            OUTSTANDING     PERCENT OF         PERCENT
                              AMOUNT           TOTAL        NONPERFORMING
                            ----------------------------------------------
                           (In Millions)

December 31, 2000
Geographic distribution:
 South Atlantic                $  461            22.0%           0.0%
 Pacific                          374            17.9            7.6
 Mid-Atlantic                     200             9.6            0.0
 East North Central               158             7.6            0.0
 Mountain                         290            13.9            0.0
 West South Central               374            18.0            0.0
 East South Central                89             4.3            0.0
 West North Central                68             3.3            0.0
 New England                       79             3.8            0.0
Allowance for losses               (9)           (0.4)           0.0
                            -------------------------
Total                          $2,084           100.0%           1.4%
                            =========================
Property type:
 Office                        $  596            28.5%           0.0%
 Retail                           900            43.2            3.2
 Industrial                       300            14.4            0.0
 Apartments                       181             8.7            0.0
 Hotel/motel                       77             3.7            0.0
 Other                             39             1.9            0.0
Allowance for losses               (9)           (0.4)           0.0
                            -------------------------
Total                          $2,084           100.0%           1.4%
                            =========================

Impaired mortgage loans on real estate and related interest income is not material.

                    American General Life Insurance Company

3. DEFERRED POLICY ACQUISITIONS COSTS

The balance of DPAC at December 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:

                                       2001            2000            1999
                                   ------------------------------------------
                                                 (In Thousands)

Balance at January 1               $2,090,810      $1,956,653      $1,087,718
 Capitalization                       296,014         299,306         307,854
 Accretion of interest                148,969         124,927         116,711
 Amortization                        (338,600)       (148,370)       (217,777)
 Effect of net realized and
  unrealized (losses) gains on
  securities                         (154,505)       (141,706)        662,147
                                   ------------------------------------------
Balance at December 31             $2,042,688      $2,090,810      $1,956,653
                                   ==========================================

4. OTHER ASSETS

Other assets consisted of the following:

                                                 DECEMBER 31
                                             2001           2000
                                          -----------------------
                                               (In Thousands)

Goodwill                                  $ 26,828       $ 27,069
Cost of insurance purchased ("CIP")         10,598         15,598
Computer software                           70,992         73,215
Other                                      118,548        112,803
                                          -----------------------
Total other assets                        $226,966       $228,685
                                          =======================

                    American General Life Insurance Company

4. OTHER ASSETS (CONTINUED)

A rollforward of CIP for the year ended December 31, 2001, was as follows:

                                         2001            2000
                                       ------------------------
                                            (In Thousands)

Balance at January 1                    $15,598         $19,014
Accretion of interest at 5.02%            1,000             788
Amortization                             (6,000)         (3,432)
Other changes                                 -            (772)
                                       ------------------------
Balance at December 31                  $10,598         $15,598
                                       ========================

5. FEDERAL INCOME TAXES

5.1 TAX LIABILITIES

Income tax liabilities were as follows:

                                                      DECEMBER 31
                                                  2001           2000
                                                -----------------------
                                                      (In Thousands)

Current tax (receivable) payable                $ 47,772       $  9,260
Deferred tax liabilities, applicable to:
 Net income                                      450,050        463,117
 Net unrealized investment gains                  60,901         (6,063)
                                                -----------------------
Total deferred tax liabilities                   510,951        457,054
                                                -----------------------
Total current and deferred tax liabilities      $558,723       $466,314
                                                =======================

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.1 TAX LIABILITIES (CONTINUED)

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                    2001            2000
                                                 -------------------------
                                                       (In Thousands)
Deferred tax liabilities applicable to:
 Deferred policy acquisition costs               $ 621,014       $ 624,393
 Basis differential of investments                  49,434          55,603
 Net unrealized gains on debt and equity
  securities available for sale                     60,901               -
 Other                                             133,743         143,307
                                                 -------------------------
Total deferred tax liabilities                     865,092         823,303

Deferred tax assets applicable to:
 Policy reserves                                  (261,146)       (246,128)
 Net unrealized gains on debt and equity
  securities available for sale                          -         (39,360)
 Other                                             (93,995)        (89,761)
                                                 -------------------------
Total deferred tax assets before valuation
 allowance                                        (355,141)       (375,249)
Valuation allowance                                  1,000           9,000
                                                 -------------------------
Total deferred tax assets, net of valuation
 allowance                                        (354,141)       (366,249)
                                                 -------------------------
Net deferred tax liabilities                     $ 510,951       $ 457,054
                                                 =========================

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus." At December 31, 2001, the Company had approximately $88.2 million of policyholders' surplus on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized in relation to the policyholders' surplus account. If the entire balance of the policyholders' surplus became taxable at the current federal income tax rates, the tax would be approximately $30.9 million.

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.2 TAX EXPENSE

Components of income tax expense (benefit) for the years were as follows:

                                        2001            2000            1999
                                     ----------------------------------------
                                                  (In Thousands)

Current expense                      $203,313        $174,263        $176,725
Deferred expense (benefit):
 Deferred policy acquisition cost      35,727          82,739          65,377
 Policy reserves                       18,259          12,738         (22,654)
 Basis differential of investments      7,964          14,627          (4,729)
 Litigation settlement                  3,524           2,764          22,641
 Internally developed software         16,198           3,702          18,654
 Basis differential of securities     (70,624)        (11,373)        (14,358)
 Restructure charges                  (17,799)              -               -
 Other, net                            (5,581)        (18,600)         21,540
                                     ----------------------------------------
Total deferred expense (benefit)      (12,332)         86,597          86,471
                                     ----------------------------------------
Income tax expense                   $190,981        $260,860        $263,196
                                     ========================================

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                          2001          2000          1999
                                        ------------------------------------
                                                   (In Thousands)

Income tax at statutory percentage of
  GAAP pretax income                    $222,797      $279,241      $266,386
Tax-exempt investment income             (31,812)      (16,654)      (16,423)
Goodwill                                     397           669           853
Other                                       (401)       (2,396)       12,380
                                        ------------------------------------
Income tax expense                      $190,981      $260,860      $263,196
                                        ====================================

                    American General Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

5.3 TAXES PAID

Income taxes paid amounted to approximately $131 million, $182 million, and $126 million in 2001, 2000, and 1999, respectively.

5.4 TAX RETURN EXAMINATIONS

The Internal Revenue Service (IRS) is currently examining the Parent Company's tax return for the tax years 1993 to 1999.

Although the final outcome of any issues raised in examination is uncertain, the Parent Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements.

The Company's ultimate parent, American General Corporation, was acquired by American International Group, Inc. (AIG) on August 29, 2001. The Company will join in the filing of a consolidated federal income tax return with American General Corporation for the period January 1, 2001 to August 29, 2001. The Company has a written agreement with American General Corporation under which each subsidiary agrees to pay American General Corporation an amount equal to consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. American General Corporation agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and investment, research and foreign tax credits which are not useable by the subsidiary but which are used by other members of the consolidated group.

For the period August 30, 2001 to December 31, 2001, the Company will join in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life Insurance Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which the losses are used.

                    American General Life Insurance Company

6. TRANSACTIONS WITH AFFILIATES

Indebtedness from affiliates were as follows:

                                    DECEMBER 31, 2001             DECEMBER 31, 2000
                            ------------------------------------------------------------
                                PAR VALUE      BOOK VALUE     PAR VALUE      BOOK VALUE
                            ------------------------------------------------------------
                                                  (In Thousands)
American General
 Corporation, 9 3/8%, due
 2008                            $  4,725       $  3,575        $ 4,725        $ 3,486
American General
 Corporation, Promissory
 notes, 5 1/2% due 2004             7,339          7,339          9,786          9,786
American General
 Corporation, Senior
 Promissory notes, 2 16/25%
 due 2006                         165,000        165,000              -              -
American General
 Corporation, Restricted
 Subordinated Note, 13 1/2%,
 due 2002                          25,321         25,321         25,321         25,321
                                 -----------------------------------------------------
Total notes receivable
 from affiliates                  202,385        201,235         39,832         38,593
Accounts receivable from
 affiliates                             -         11,780              -         39,632
                                 -----------------------------------------------------
Indebtedness from
 affiliates                      $202,385       $213,015        $39,832        $78,225
                                 =====================================================

Various American General companies provide services to the Company, principally mortgage servicing and investment management services, provided by American General Investment Management Corporation on a fee basis. The Company paid approximately $111,463,000, $85,002,378, and $55,318,000, for such services in
2001, 2000, and 1999, respectively. Accounts payable for such services at December 31, 2001 and 2000 were not material. The Company rents facilities and provides services on an allocated cost basis to various American General companies. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, American General Life Companies ("AGLC"). AGLC provides shared services, including technology, to a number of American General Corporation's life insurance subsidiaries. The Company received approximately $225,712,000, $171,650,000, and $138,885,000, for such services and rent in 2001, 2000, and
1999, respectively. Accounts receivable for rent and services at December 31, 2001 and 2000 were not material.

                    American General Life Insurance Company

6. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The holder of this stock, The Franklin Life Insurance Company ("Franklin"), an affiliated company, is entitled to one vote per share, voting together with the holders of common stock.

7. BENEFIT PLANS

7.1 PENSION PLANS

The Company has non-contributory defined benefit pension plans covering most employees. Pension benefits are based on the participant's compensation and length of credited service.

Equity and fixed maturity securities were 70% and 30%, respectively, of the plans' assets at the plans' most recent balance sheet dates. Additionally, 0.2% of plan assets were invested in general investment accounts of the Parent Company's subsidiaries through deposit administration insurance contracts.

The benefit plans have purchased annuity contracts from American General Corporation's subsidiaries to provide benefits for certain retirees. These contracts are expected to provide future annual benefits to certain retirees of American General Corporation and its subsidiaries of approximately $56 million.

                    American General Life Insurance Company

7. BENEFIT PLANS (CONTINUED)

7.1 PENSION PLANS (CONTINUED)

The components of pension (income) expense and underlying assumptions were as follows:

                                           2001           2000         1999
                                       --------------------------------------
                                                    (In Thousands)

Service cost                           $  4,909       $  4,605       $  3,575
Interest cost                            11,150          9,818          7,440
Expected return on plan assets          (18,858)       (17,815)       (12,670)
Amortization                               (405)          (918)          (820)
Recognized net actuarial gain               (70)          (868)             -
Gain due to settlement or curtailment     1,330              -              -
Additional change due to contractual
 termination                                292              -              -
                                       --------------------------------------
Pension (income)                       $ (1,652)      $ (5,178)      $ (2,475)
                                       ======================================
Discount rate on benefit obligation        7.25%          8.00%          7.75%
Rate of increase in compensation
 levels                                    4.25%          4.50%          4.25%
Expected long-term rate of return on
 plan assets                              10.35%         10.35%         10.35%

                    American General Life Insurance Company

7. BENEFIT PLANS (CONTINUED)

7.1 PENSION PLANS (CONTINUED)

The Company's funding policy is to contribute annually no more than the maximum deductible for federal income tax purposes. The funded status of the plans and the prepaid pension expense included in other assets at December 31 were as follows:

                                                    2001           2000
                                                 -----------------------
                                                      (In Thousands)

Projected benefit obligation ("PBO")             $162,880       $130,175
Plan assets at fair value                         168,641        187,266
                                                 -----------------------
Plan assets at fair value in excess of PBO          5,761         57,091
Other unrecognized items, net                      23,427        (32,730)
                                                 -----------------------
Prepaid pension expense                          $ 29,188       $ 24,361
                                                 =======================

The change in PBO was as follows:

                                                   2001            2000
                                                 ------------------------
                                                      (In Thousands)

PBO at January 1                                 $130,175        $100,600
Service and interest costs                         16,058          14,423
Benefits paid                                      (6,927)         (5,394)
Actuarial loss                                     22,267           1,668
Amendments, transfers, and acquisitions             1,470          18,878
(Loss) due to settlement or curtailment              (163)              -
                                                 ------------------------
PBO at December 31                               $162,880        $130,175
                                                 ========================

                    American General Life Insurance Company

7. BENEFIT PLANS (CONTINUED)

7.1 PENSION PLANS (CONTINUED)

The change in the fair value of plan assets was as follows:

                                                    2001            2000
                                                 -------------------------
                                                        (In Thousands)

Fair value of plan assets at January 1            $187,266        $145,863
Actual return on plan assets                       (19,825)          9,249
Benefits paid                                       (5,589)         (5,344)
Acquisitions and other                               6,789          37,498
                                                 -------------------------
Fair value of plan assets at December 31          $168,641        $187,266
                                                 =========================

7.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company has life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

The life plans are insured through December 31, 2001. A portion of the retiree medical and dental plans is funded through a voluntary employees' beneficiary association ("VEBA"); the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the VEBA were invested in readily marketable securities at its most recent balance sheet date.

Postretirement benefit income (expense) in 2001, 2000, and 1999 was $(107,000), $35,000, and $254,000, respectively. The accrued liability for postretirement benefits was $20.0 million and $20.5 million at December 31, 2001 and 2000, respectively. These liabilities were discounted at the same rates used for the pension plans.

                    American General Life Insurance Company

8. DERIVATIVE FINANCIAL INSTRUMENTS

8.1 USE OF DERIVATIVE FINANCIAL INSTRUMENTS

The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and options to enter into interest rate swap agreements (call and put swaptions). The Company is neither a dealer nor a trader in derivative financial instruments.

Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For both cash flow hedges and foreign currency hedges, to the extent the hedge is effective, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of other comprehensive income or shareholder's equity. Any ineffective portion of both cash flow hedges and foreign currency hedges are reported in net realized investment gains (losses).

8.2 INTEREST RATE AND CURRENCY SWAP AGREEMENTS

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases.

Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases.

The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

The fair values of swap agreements are recognized in the consolidated balance sheets if the hedge investments are carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains on securities included in other accumulated comprehensive income in shareholders' equity, consistent with the treatment of the related investment security.

                    American General Life Insurance Company

8. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

8.2 INTEREST RATE AND CURRENCY SWAP AGREEMENTS (CONTINUED)

For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                        2001            2000
                                                 ----------------------------
                                                      (Dollars in Millions)
Interest rate swap agreements to receive fixed
 rate:
 Notional amount                                       $  160           $ 160
 Average receive rate                                    6.74%           6.74%
 Average pay rate                                        2.07%           6.94%
Currency swap agreements (receive U.S.
 dollars/pay Canadian dollars):
   Notional amount (in U.S. dollars)                   $   74           $  74
   Average exchange rate                                 1.43            1.43
Currency swap agreements (receive U.S.
 dollars/pay Australian dollars):
   Notional amount (in U.S. dollars)                   $   23           $  23
   Average exchange rate                                 1.85            1.85
Currency swap agreements (receive U.S.
 dollars/pay Japanese Yen):
   Notional amount (in U.S. dollars)                   $   12           $   -
   Average exchange rate                                44.60               -

                    American General Life Insurance Company

8. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

8.3 SWAPTIONS

Options to enter into interest rate swap agreements are used to limit the Company's exposure to reduced spreads between investment yields and interest crediting rates should interest rates decline significantly over prolonged periods. During such periods, the spread between investment yields and interest crediting rates may be reduced as a result of certain limitations on the Company's ability to manage interest crediting rates. Call swaptions allow the Company to enter into interest rate swap agreements to receive fixed rates and pay lower floating rates, effectively increasing the spread between investment yields and interest crediting rates.

During prolonged periods of increasing interest rates, the spread between investment yields and interest crediting rates may be reduced if the Company decides to increase interest crediting rates to limit surrenders. Put swaptions, which allow the Company to enter into interest rate swap agreements to pay fixed rates and receive higher floating rates, effectively maintain the spread between investment yields and interest crediting rates during such periods.

Premiums paid to purchase swaptions are included in investments and are amortized to net investment income over the exercise period of the swaptions. If a swaption is terminated, any gain is deferred and amortized to insurance and annuity benefits over the expected life of the insurance and annuity contracts and any unamortized premium is charged to income. If a swaption ceases to be an effective hedge, any related gain or loss is recognized in income.

Swaptions at December 31 were as follows:

                                                   2001            2000
                                            ----------------------------
                                                 (Dollars in Millions)
Call swaptions:
 Notional amount                                   $ 376           $ 723
 Average strike rate                                5.25%           5.00%

Put swaptions:
 Notional amount                                   $ 684           $ 790
 Average strike rate                                8.25%           8.70%

                    American General Life Insurance Company

8. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

8.4 CREDIT AND MARKET RISK


Derivative financial instruments expose the Company to credit risk in the event of non-performance by counterparties. The Company limits this exposure by entering into agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material impact on the Company's consolidated results of operations or financial position.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of the agreements and the related items being hedged.

                    American General Life Insurance Company

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of the Company's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding evaluation of related policyholders liabilities can be misinterpreted.

                                   2001                           2000
                           FAIR          CARRYING         FAIR        CARRYING
                           VALUE          AMOUNT          VALUE        AMOUNT
                        ------------------------------------------------------
                                            (In Millions)
ASSETS
Fixed maturity and
 equity securities          $28,765       $28,765        $27,406       $27,406
Mortgage loans on real
 estate                       2,288         2,202          2,090         2,084
Policy loans                  1,521         1,291          1,357         1,297
Short-term investments          488           488            140           140
Investment in Parent Co.         64            64             57            57
Indebtedness from
 affiliates                     213           213             78            78
Assets held in separate
 accounts                    20,279        20,279         22,226        22,226

LIABILITIES
Insurance investment
 contracts                   29,582        29,593         25,038        25,328
Liabilities related to
 separate accounting         20,279        20,279         22,226        22,226

The following methods and assumptions were used to estimate the fair value of financial instruments:

     FIXED MATURITY AND EQUITY SECURITIES

     Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

                    American General Life Insurance Company

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE

     Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS

     Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

     INVESTMENT IN PARENT COMPANY

     The fair value of the investment in Parent Company is based on quoted market prices of AIG common stock.

     ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS

     The fair value of Separate Account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds.

     DERIVATIVE FINANCIAL INSTRUMENTS

     If the Company elected to terminate the interest rate swaps, they would have paid $-0- million and $-0- million at December 31, 2001 and 2000, respectively, and received $26.5 million and $11.4 million at December 31, 2001 and 2000. These fair values were estimated using cash flows discounted at current market rates.

     INSURANCE INVESTMENT CONTRACTS

     Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

                    American General Life Insurance Company

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     INDEBTEDNESS FROM AFFILIATES

     Indebtedness from affiliates is composed of accounts receivable and notes receivable from affiliates. Due to the short-term nature of accounts receivable, fair value is assumed to equal carrying value. The fair value of notes receivable was estimated using discounted cash flows based on contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges.

10. DIVIDENDS PAID

American General Life Insurance Company paid $261 million, $251 million, and $187 million in dividends on common stock to AGC Life Insurance Company in 2001, 2000, and 1999, respectively. The Company also paid $680 thousand in dividends on preferred stock to an affiliate, The Franklin Life Insurance Company, in 2001, 2000, and 1999.

11. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2001, approximately $3.5 billion of consolidated shareholder's equity represents net assets of the Company, which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $2.5 billion of consolidated shareholders' equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10% of policyholders' surplus or the previous year's statutory net gain from operations.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

                    American General Life Insurance Company

11. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES (CONTINUED)

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. On December 16, 1998, American General Corporation announced that certain of its life insurance subsidiaries had entered into agreements to resolve all pending market conduct class action lawsuits.

In conjunction with the proposed settlements, the Company recorded a charge of $97.1 million ($63.1 million after-tax) in the fourth quarter of 1998. The charge covered the cost of policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs.

On December 31, 1999, the Company entered into an agreement with the Parent Company whereby the Company assigned, and the Parent Company assumed, $80.1 million of the liabilities of the Company related to the proposed resolution. The liabilities of American General Life Insurance Company of New York, which totaled $17.0 million, were not assumed by the Parent Company. As consideration for the assumption of the liabilities, the Company paid the Parent Company an amount equal to the liabilities recorded with respect to the proposed resolution of the litigation. As of December 31, 2001, the Company has a remaining market conduct litigation liability of $3.3 million recorded.

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

                    American General Life Insurance Company

11. RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES (CONTINUED)

Insurance companies that are under regulatory supervision result in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2001 and 2000, the Company has accrued $4.2 million and $3.8 million, respectively, for guaranty fund assessments, net of $-0- million and $-0- million, respectively, of premium tax deductions. The Company has recorded receivables of $1.9 million and $5.9 million at December 31, 2001 and 2000, respectively, for expected recoveries against the payment of future premium taxes. Expenses incurred for guaranty fund assessments were $0.6 million, $6.2 million, and $2.1 million, in 2001, 2000, and 1999, respectively.

The Company had $148,432,178 of unfunded commitments for its investments in limited partnerships at December 31, 2001.

                    American General Life Insurance Company

12. REINSURANCE

Reinsurance transactions for the years ended December 31, 2001, 2000, and 1999 were as follows:

                                                                                        PERCENTAGE
                                          CEDED TO        ASSUMED                        OF AMOUNT
                                            OTHER        FROM OTHER                     ASSUMED TO
                        GROSS AMOUNT      COMPANIES      COMPANIES      NET AMOUNT          NET
                     ------------------------------------------------------------------------------
                                               (In Thousands)
December 31, 2001
Life insurance in
 force                    $57,955,308     $27,383,136     $1,476,006     $32,048,178           4.61%
                          ==========================================================
Premiums:
 Life insurance and
  annuities                   347,394         136,077          5,899         217,216           2.72%
 Accident and health
  insurance                       784              71              -             713           0.00%
                          ----------------------------------------------------------
Total premiums            $   348,178     $   136,148     $    5,899     $   217,929           2.71%
                          ==========================================================
December 31, 2000
Life insurance in
 force                    $53,258,777     $21,254,765     $  401,854     $32,405,866          1.24 %
                          ==========================================================
Premiums:
 Life insurance and
  annuities                   138,418          77,566            810          61,662           1.31%
 Accident and health
  insurance                       877             127              -             750           0.00%
                          ----------------------------------------------------------
Total premiums            $   139,295     $    77,693     $      810     $    62,412           1.30%
                          ==========================================================
December 31, 1999
Life insurance in
 force                    $50,060,334     $17,056,734     $  524,062     $33,527,662           1.56%
                          ==========================================================
Premiums:
 Life insurance and
  annuities               $   101,900     $    49,530     $      252     $    52,622           0.48%
 Accident and health
  insurance                       977              84              -             893           0.00%
                          ----------------------------------------------------------
Total premiums            $   102,877     $    49,614     $      252     $    53,515           0.47%
                          ==========================================================

Reinsurance recoverable on paid losses was approximately $14.6 million, $12.2 million, and $8.0 million, at December 31, 2001, 2000, and 1999, respectively. Reinsurance recoverable on unpaid losses was approximately $11.4 million, $3.2 million, and $10.5 million, at December 31, 2001, 2000, and 1999, respectively.

                    American General Life Insurance Company

13. DIVISION OPERATIONS

13.1 NATURE OF OPERATIONS

The Company manages its business operation through two divisions, which are based on products and services offered.

RETIREMENT SERVICES

The Retirement Services Division provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, health care, public sector, and other not-for-profit organizations marketed nationwide through exclusive sales representatives.

LIFE INSURANCE

The Life Insurance division provides traditional, interest-sensitive, and variable life insurance and annuities to a broad spectrum of customers through multiple distribution channels focused on specific market segments.

                    American General Life Insurance Company

13. DIVISION OPERATIONS

13.2 DIVISION RESULTS

Results of each division exclude goodwill amortization, net realized investment gains, and non-recurring items.

Division earnings information was as follows:

                           REVENUES                INCOME BEFORE TAXES              EARNINGS
              -------------------------------------------------------------------------------------
                    2001       2000       1999    2001     2000     1999     2001     2000     1999
              -------------------------------------------------------------------------------------
                                                   (In Millions)
Retirement
 Services         $2,107     $2,215     $2,088   $ 562    $ 702    $ 567    $ 385    $ 463    $ 374
Life Insurance     1,104        942        883     176      199      191      106      143      123
                  ---------------------------------------------------------------------------------
Total
 divisions         3,211      3,157      2,971     738      901      758      491      606      497
Goodwill
 amortization          -          -          -      (1)      (1)      (2)      (1)      (1)      (2)
RG (L)               (66)       (98)         5     (66)     (98)       5      (44)     (64)       3
Nonrecurring
 items                 -          -          -     (34)       -        -      (22)       -        -
                  ---------------------------------------------------------------------------------
Total
 consolidated     $3,145     $3,059     $2,976   $ 637    $ 802    $ 761    $ 424    $ 541    $ 498
                  =================================================================================

Division balance sheet information was as follows:

                                     ASSETS                    LIABILITIES
                               ------------------------------------------------
                                                 December 31
                               ------------------------------------------------
                                  2001         2000          2001         2000
                               ------------------------------------------------
                                                 (In Millions)

Retirement Services             $45,688      $46,356       $43,028      $43,970
Life Insurance                   11,410       10,685        10,242        9,610
                               ------------------------------------------------
Total consolidated              $57,098      $57,041       $53,270      $53,580
                               ================================================

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

14.  SUBSEQUENT EVENT

Effective December 31, 2002, The Franklin Life Insurance Company, The American Franklin Life Insurance Company, and All American Life Insurance Company merged with American General Life Insurance Company (AGL), an indirect, wholly-owned subsidiary of American International Group. In addition, two other indirect wholly-owned subsidiaries of American International Group merged effective 12/31/02. Specifically, American General Life Insurance Company of New York
(AGNY) was merged into The United States Life Insurance Company in the City of New York (USL). This merger was effected through AGL which paid to its parent, AGC Life Insurance Company, another indirect wholly-owned subsidiary of American International Group, in the form of a dividend its investment in the outstanding shares of AGNY. AGNY was subsequently merged with and into USL, with USL being the surviving corporation.

  * "The Report of Independent Auditors" on page F-1 of the AGL consolidated financial statements has been revised concerning the date and the new footnote No. 14 added above. The new date of The Report of Independent Auditors is February 1, 2002, except footnote 14 as to which the date is December 31, 2002."

                         [LETTERHEAD OF ERNST & YOUNG]

                         Report of Independent Auditors

Board of Directors
All American Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of All American Life Insurance Company (the Company) as of December 31, 2001 and 2000, and the related statutory-basis statements of income, changes in capital and surplus and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Notes 1 and 13.

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of the Company as of December 31, 2001 and 2000, or its results of operations or its cash flow for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flow for the years then ended, in conformity with accounting practices prescribed or permitted by the Illinois Insurance Department.

As discussed in Note 2 to the financial statements in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Illinois Insurance Department.

                                             /s/ ERNST & YOUNG LLP
                                             --------------------------

May 3, 2002


                   A Member Practice of Ernst & Young Global

                      All American Life Insurance Company

                        Balance Sheets--Statutory-Basis

                                                                                 December 31
                                                                            2001             2000
                                                                    --------------------------------------
                                                                                 (In Thousands)
Admitted assets
Cash and investments:
   Bonds                                                              $1,772,952              $1,770,222
   Preferred stocks                                                        2,567                   5,099
   Common stocks                                                           9,684                     106
   Cash                                                                    3,350                   7,012
   Short-term investments                                                 29,772                  37,352
   Mortgage loans                                                         90,038                  90,392
   Real estate                                                             2,460                   4,771
   Policy loans                                                          141,025                 140,180
   Other invested assets                                                  14,676                  10,195
                                                                    --------------------------------------
Total cash and investments                                             2,066,524               2,065,329
Amounts recoverable from reinsurers                                        6,193                   4,832
Commissions and expense allowances due                                     2,893                   5,278
Accrued investment income                                                 32,196                  35,688
Deferred and uncollected premiums, less loading                           32,956                  34,726
(2001 - $13,054,000; 2000 - $12,841,000)
Accident and health premiums due and unpaid                                 (585)                   (712)
Receivable from affiliates                                                 3,706                   6,158
Federal income tax recoverable (including $28,474,000 net                 36,425                      --
deferred tax asset at December 31, 2001)
Other admitted assets                                                      3,127                   1,724
                                                                    --------------------------------------
Total admitted assets                                                 $2,183,435              $2,153,023
                                                                    ======================================

                                                                                 December 31
                                                                            2001             2000
                                                                    --------------------------------------
                                                                                 (In Thousands)
Liabilities and capital and surplus
Liabilities:
   Policy and contract liabilities:
       Life and annuity reserves                                      $1,844,377              $1,826,869
       Accident and health reserves                                          320                     398
       Premiums received in advance                                          383                     352
       Policy and contract claims-- life                                  17,628                  19,399
       Policy and contract claims-- health                                   (30)                    (30)
       Premium and other deposit liabilities                              36,044                      --
       Policyholder dividends and coupons and other                          372                     376
                                                                    --------------------------------------

Total policy and contractual liabilities                               1,899,094               1,847,364
   Federal income taxes payable                                               --                   4,157
   Payable to affiliates                                                   6,149                   6,085
   Reinsurance in unauthorized companies                                  29,694                  71,645
   General expenses                                                        1,340                   1,023
   Commissions                                                             5,544                   7,799
   Taxes, licenses and fees                                                2,891                   3,722
   Other liabilities                                                      26,135                  64,263
   Interest maintenance reserve                                           27,069                  25,125
   Asset valuation reserve                                                18,112                  24,688
                                                                    --------------------------------------
 Total liabilities                                                     2,016,028               2,055,871

 Capital and surplus:
   Common stock, $1 par value; 10,000,000 shares                           6,043                   6,043
   authorized; 6,043,000 issued and outstanding
   Additional paid-in surplus                                             91,109                  91,109
   Unassigned surplus                                                     70,255                      --
                                                                    --------------------------------------
 Total capital and surplus                                               167,407                  97,152
                                                                    --------------------------------------
Total liabilities and capital and surplus                             $2,183,435              $1,153,023
                                                                    ======================================

See accompanying notes.

                       All American Life Insurance Company

                      Statements of Income--Statutory-Basis

                                                                                         Year ended December 31
                                                                                      2001                    2000
                                                                            ------------------------------------------------
                                                                                             (In Thousands)
Revenues:
     Premiums and annuity considerations:                                             $175,478                 $184,736
     Other considerations received                                                         118                      361
     Net investment income                                                             154,410                  161,361
     Amortization of interest maintenance reserve                                        1,807                    1,937
     Commissions and expense allowances on reinsurance ceded                            27,639                   33,701
     Other income                                                                        2,265                   28,508
                                                                            ------------------------------------------------
Total revenues                                                                         361,726                  410,604

Benefits paid or provided:
     Death and matured endowments                                                       93,634                   91,391
     Annuity benefits                                                                    8,685                   10,572
     Accident and health benefits                                                          667                      601
     Surrender benefits                                                                 76,194                  120,916
     Other benefits                                                                      3,363                    3,071
     Increase (decrease) in life, annuity and accident and health reserves              17,430                  (19,118)

                                                                            ------------------------------------------------
Total benefits paid or provided                                                        199,973                  207,973

Insurance and other expenses:
     Commissions                                                                        34,898                   54,088
     General insurance expenses                                                         27,535                   27,065
     Taxes, licenses and fees                                                            5,425                    6,503
     Restructuring costs                                                                 6,039                       --
     Other benefits and expenses                                                           427                   27,922
                                                                            ------------------------------------------------
Total insurance and other expenses                                                      74,324                  115,578

Net gain from operations before dividends to policyholders, federal
  income taxes and net realized capital loss                                            87,429                   87,053
Dividends to policyholders                                                                 221                      235
                                                                            ------------------------------------------------
Net gain from operations before federal income taxes and net
  realized capital losses                                                               87,208                   86,818
Federal income taxes                                                                    20,502                   31,778
                                                                            ------------------------------------------------
Net gain from operations before net realized capital losses                             66,706                   55,040

Net realized capital gains/losses, net of federal income tax expense
(benefit) of $2,358,000 and $124,000 in 2001 and 2000, respectively, and excluding net gains of $3,751,000 and $672,000 transferred to the interest maintenance reserve for 2001 and 2000,
respectively                                                                           (11,722)                  (1,528)
                                                                            ------------------------------------------------
Net income                                                                            $ 54,984                 $ 53,512
                                                                            ================================================

See accompanying notes.

                       All American Life Insurance Company

          Statements of Changes in Capital and Surplus--Statutory-Basis

                                                                                          Unassigned
                                                           Common          Paid-In         Surplus        Total Capital
                                                            Stock          Surplus        (Deficit)        and Surplus
                                                       -------------------------------------------------------------------
                                                                                 (In Thousands)
Balances at January 1, 2000                                   6,043          $94,434      $(14,051)         $ 86,426
     Net income                                                  --               --        53,512            53,512
     Change in net unrealized gains/losses                       --               --          (892)             (892)
     Increase in nonadmitted assets                              --               --       (10,406)          (10,406)
     Increase in liability for reinsurance in
         unauthorized companies                                  --               --        (9,034)           (9,034)
     Increase in asset valuation reserve                         --               --        (2,106)           (2,106)
     Dividends to stockholder                                    --           (3,325)      (28,675)          (32,000)
     Prior year federal income tax                               --
         adjustment                                                               --          (348)             (348)
     Amortization of assumption
         reinsurance                                             --               --        12,000            12,000
                                                       -------------------------------------------------------------------
Balances at December 31, 2000                                 6,043           91,109            --            97,152
     Net income                                                  --               --        54,984            54,984
     Change in net unrealized gains/losses                       --               --        (7,376)           (7,376)
     Increase in nonadmitted assets                              --               --        11,870            11,870
     Decrease in liability for reinsurance in
         unauthorized companies                                  --               --        41,951            41,951
     Decrease in asset valuation reserve                         --               --         6,576             6,576
     Dividends to stockholder                                    --               --       (54,000)          (54,000)
     Change in net deferred income tax                           --               --        (8,649)           (8,649)
     Cumulative effect of changes in
         accounting policies                                     --               --        24,899            24,899
                                                       -------------------------------------------------------------------
Balances at December 31, 2001                                 6,043          $91,109      $ 70,255          $167,407
                                                       ===================================================================

See accompanying notes.

                       All American Life Insurance Company

                   Statements of Cash Flows - Statutory-Basis

                                                                                Year ended December 31
                                                                              2001                  2000
                                                                      -----------------------------------------
                                                                                    (In Thousands)
Operating activities
Premiums and annuity considerations                                       $   176,732             $  184,840
Considerations for supplementary contracts with life                              118                    361
  contingencies
Commissions and expense allowances on reinsurance ceded                        30,438                 29,536
Net investment income                                                         159,360                162,541
Death benefits                                                                (96,433)               (87,079)
Matured endowments                                                             (1,007)                  (968)
Disability benefits and benefits under accident and health policies                 7                 (1,370)
Surrender benefits and other fund withdrawals paid                            (76,194)              (120,916)
Annuity benefits                                                               (8,685)               (10,572)
Interest on policy or contract funds                                           (1,699)                (1,896)
Payments on supplementary contracts with life contingencies                    (1,427)                (1,431)
Commissions on premiums and annuity considerations                            (30,574)               (49,272)
Commissions and expense allowances on reinsurance assumed                      (6,996)                  (365)
General insurance expenses                                                    (30,303)               (32,912)
Insurance taxes, licenses and fees, excluding federal income taxes             (6,330)                (6,476)
Federal income taxes paid                                                     (27,569)               (18,738)
Other operating expenses paid                                                    (297)               (26,143)
Other operating activities, net                                                 1,981                 28,340
                                                                      -----------------------------------------
Net cash provided by operating activities                                      81,122                 47,480

Investing activities
Purchase of investments                                                    (1,914,200)              (838,253)
Proceeds from investments sold, matured or repaid                           1,894,893                827,104
Net increase in policy loans                                                     (845)                  (682)
Net tax on capital losses                                                      (2,628)                (2,628)
                                                                      -----------------------------------------
Net cash (used in) investing activities                                       (22,780)               (14,459)

Financing and miscellaneous activities

Dividends to stockholder                                                      (54,000)               (32,000)
Contributed capital from Parent                                                    --                 12,000
Other, net                                                                    (15,584)                15,347
                                                                      -----------------------------------------
Net cash used in financing and miscellaneous activities                       (69,584)                (4,653)


Net increase (decrease) in cash and short-term investments                    (11,242)                28,368
Cash and short-term investments at beginning of year                           44,364                 15,996
                                                                      -----------------------------------------
Cash and short-term investments at end of year                            $    33,122             $   44,364
                                                                      =========================================


See accompanying notes.

                       All American Life Insurance Company

                  Notes to Statutory-Basis Financial Statements

                                December 31, 2001

1. Nature of Operations and Significant Accounting Policies

All American Life Insurance Company (All American) is a wholly owned subsidiary of USLIFE Corporation. USL1FE Corporation is a wholly owned subsidiary of American General Corporation (AGC). On August 29, 2001, AGC was acquired by American International Group (MG). All American is licensed and operates as a life insurance company nationwide, except in the state of New York. Direct premiums collected in a single state do not exceed 5% with the exception of California, Florida, Illinois, New York and Texas, which accounted for approximately 48% and 49% of direct premiums in 2001 and 2000, respectively.

All American previously offered a broad portfolio of individual life insurance and annuity policies, as well as group annuity policies. Currently, the Company's offerings are limited primarily to certain whole life and universal life policies. The individual life and annuity product line, which includes universal life, term life, whole life and deferred annuity products, accounts for the majority of All American's pretax income and total revenues. These individual products are sold primarily through independent general agencies who are compensated on a commission basis and usually sell products of other companies in addition to those of All American.

Basis of Presentation

The accompanying statutory-basis financial statements are prepared in conformity with accounting practices prescribed or permitted by the Illinois Insurance Department, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

         Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholders' equity for those designated as available-for-sale.

                       All American Life Insurance Company

         Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate, or if foreclosure is probable, on the estimated fair value of the collateral.

         The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

         Investments in real estate are reported net of related obligations rather than on a gross basis. Changes in valuations of real estate are charged directly to unassigned surplus. Under GAAP, such changes are charged against income.

         Valuation Reserves: Under a formula prescribed by the NAIC, All American defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity; that net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR.

         Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gain or losses are sold. The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC-prescribed formula with charges reflected directly in unassigned surplus. AVR is not recognized for GAAP.

         Policy Acquisition Costs: Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to current operations as incurred rather than deferred and amortized over the policy period.

                       All American Life Insurance Company

         Universal Life and Annuity Policies: Revenues for universal life policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value.

         Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

         Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commission allowances received from reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred acquisition costs.

         A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

         Deferred Income Taxes: Effective January 1, 2001, deferred tax assets are limited to: (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year; plus (2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill; plus (3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

                       All American Life Insurance Company

1. Nature of Operations and Significant Accounting Policies (continued)

         Nonadmitted Assets: Certain assets designated as "nonadmitted assets" -- principally past-due agents' balances, furniture and equipment, unsecured loans or cash advances to officers or agents, company's stock as collateral for loans, non-bankable checks, and trade names and other intangible assets, and other assets not specifically identified as admitted assets within the Accounting Practices and Procedures Manual-are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Prior to January 1, 2001, nonadmitted assets included certain assets designated as nonadmitted. Under GAAP, such assets are included in the balance sheet.

         Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

         Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the above-described differences on net income and capital and surplus are disclosed in Note 13.

Other significant accounting policies are as follows:

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Investments

Bonds, preferred stocks, common stocks, short-term investments, and derivative instruments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are stated at amortized cost using the scientific method.

                       All American Life Insurance Company

1. Nature of Operations and Significant Accounting Policies (continued)

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001, under GAAP, All American accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001, for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

Preferred stocks (NAIC designations 1 to 3) are valued at cost or amortized cost. All other preferred stocks (NAIC designations 4 to 6) are reported at the lower of cost, amortized cost, or fair value.

Common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains or losses were reported in unassigned surplus without any adjustment to federal income taxes.

Mortgage loans are reported at unpaid principal balances. The maximum and minimum lending rates for mortgage loans during 2001 were 8.21% and 7.21%, respectively. The maximum percentage of any loan to the value of security at the time of the loan was 74%. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

Real estate is valued at cost, less accumulated depreciation, encumbrances and any allowance for impairment of value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

                       All American Life Insurance Company

1. Nature of Operations and Significant Accounting Policies (continued)

All American uses interest rate swaps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As All American only uses derivatives for hedging purposes, All American values all derivative instruments on a consistent basis as the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Realized gains or losses on sale of investments are determined on a specific identification basis. Realized capital gains or losses are reflected as credits or charges to income, net of income tax and amounts transferred to the IMR. Unrealized capital gains and losses are reflected as direct credits or charges to unassigned surplus.

Premiums and Annuity Considerations

Life insurance and annuity premiums are recognized as revenue when due. Health insurance premiums are earned pro-rata over the terms of the policies.

Liabilities for Future Policy Benefits

The liability for future policy benefits includes aggregate actuarial reserves prepared in accordance with state statutes and administrative regulations. Future policy benefit reserves are based on statutory mortality and interest requirements without consideration of withdrawals. The effect of changes in valuation methods is charged or credited directly to surplus. There were no changes in valuation methods in 2001 or 2000.

The liability for future policy benefits on life insurance policies has been calculated principally using the Net Level Reserve Method and the Commissioners Reserve Valuation Method (CRVM). Approximately 22% and 23% of the reserves are calculated on a net level reserve basis for 2001 and 2000, respectively, and 75% and 74% on a CRVM basis for 2001 and 2000, respectively. The effect of the use of a modified reserve

                       All American Life Insurance Company

1. Nature of Operations and Significant Accounting Policies (continued)

basis is to offset partially the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years. The various actuarial factors were determined from tables in common use when the policies concerned were issued. The 1941, 1958 and 1980 Commissioner's Standard Ordinary Mortality and American Experience Tables, assuming interest rates varying from 2% to 7.25%, have been principally used in making these reserve computations.

All American waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the premium related to coverage beyond the date of death. Surrender values on some policies are in excess of the legally computed reserves. Additional reserves have been established for these benefits. Extra premiums are charged for substandard lives. The additional reserve for policies issued on substandard lives equals one half of the additional gross annual premium resulting from substandard classification.

As of December 31, 2001, All American has reserves of $47,989,000 to cover $4,211,302,000 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Illinois.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has been determined from basic policy information and from accounting data on interest credited.

Reserves for annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners' Annuity Reserve Valuation Method. The liability for future policy benefits on accident and health policies consists of active life reserves and the present value of amounts not yet due on claims. The active life reserves include additional reserves for noncancelable or guaranteed renewable policies, pro rata unearned premium reserves and reserves for return of premium provisions. Interest rates varying from 2 1/2% to 3 1/2% were used.

                       All American Life Insurance Company

1. Nature of Operations and Significant Accounting Policies (continued) Policy and Contract Claims

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred through December 31. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Guaranty Fund Assessments

Guaranty fund assessments are accrued using management's best estimate of All American's proportionate share of assessments that may be made by state insolvency funds based on published insolvencies.

Financial Instruments and Concentrations of Credit Risk

All American's investments in bonds and preferred stocks comprise a diverse portfolio represented by approximately 328 issuers, with no issuer accounting for more than 1.1% of All American's total investment in these securities, based on book/adjusted carrying value, at December 31, 2001.

All American's investments in mortgage loans at December 31, 2001, are characterized by a broad geographical distribution, with approximately 6% of total statement value relating to the New England region of the United States, 3% from the middle-Atlantic states, 24% from the north-central states, 16% from the south-Atlantic states, 29% from the south-central states, 4% from the mountain states, and 18% from the Pacific states. Based on statement value, approximately 32% of All American's mortgage loans at that date are secured by office buildings, 14% by industrial/warehouse properties, 54% by retail properties and the remainder by hotel/motel, medically oriented, or other specialty properties.

                       All American Life Insurance Company

1. Nature of Operations and Significant Accounting Policies (continued) Reclassifications

Certain 2000 numbers have been reclassified to conform to their 2001 presentation.

2. Accounting Changes

All American prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Illinois. Effective January 1, 2001, the State of Illinois required that insurance companies domiciled in the State of Illinois prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Illinois insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, All American reported a change of accounting principle, as an adjustment that increased capital and surplus of $24,899,000 as of January 1, 2001. This net amount included an increase in deferred tax assets of $27.0 million offset by a reduction in unassigned surplus of $2.1 million related to fair market value adjustments and other assessments.

                       All American Life Insurance Company

3. Investments

The statement value and fair value of bonds as of December 31, 2001 and 2000, are as follows:

                                                                           Gross            Gross
                                                        Statement        Unrealized       Unrealized         Fair
                                                          Value            Gains            Losses           Value
                                                    -----------------------------------------------------------------
                                                                                (In Thousands)
December 31, 2001
U.S. Treasury securities and obligations
    of U.S. government agencies                     $      20,926        $  1,807         $      --       $    22,733
States political subdivisions and all
    other governments                                      36,297           3,246                --            39,543
Special revenue and assessment                              5,003             594                --             5,597
Industrial and miscellaneous                            1,076,313          44,592           (38,786)        1,082,119
Industrial - miscellaneous affiliated                      49,000              --                --            49,000
Public utility                                            131,414           4,676            (3,130)          132,960
Mortgage-backed securities                                453,999           6,029            (3,159)          456,869
                                                    -----------------------------------------------------------------
Total bonds                                         $   1,772,952        $ 60,944         $ (45,075)      $ 1,788,821
                                                    =================================================================
December 31, 2000

U.S. Treasury securities and obligations
    of U.S. government agencies                     $      20,959        $  1,427         $      --       $    22,386
States political subdivisions and all
    other governments                                      39,175           3,063                --            42,238
Special revenue and assessment                              6,507              17                --             6,524
Industrial and miscellaneous                            1,189,227          21,311           (58,205)        1,152,333
Public utility                                            168,891           3,596            (3,551)          169,026
Mortgage-backed securities                                345,373              --                --           345,373
                                                    -----------------------------------------------------------------
Total bonds                                         $   1,770,222        $ 29,414         $ (61,756)      $ 1,173,080
                                                    =================================================================

                       All American Life Insurance Company

3. Investments (continued)

The statement value and fair value of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Statement             Fair
                                                 Value              Value
                                             -----------------------------------
                                                       (In Thousands)

Due in one year or less                      $      67,302      $      68,182
Due after one year through five years              225,552            231,448
Due after five years through ten years             330,927            335,866
Due after ten years                                695,172            696,456
Mortgage-backed securities                         453,999            456,859
                                             -----------------------------------
                                             $   1,772,952      $   1,788,811
                                             ===================================


Proceeds from the sales and redemption of investments in bonds during 2001 and 2000 were $1,827,651,000 and $783,346,000; gross gains of $15,184,000 and
$6,215,000 and gross losses of $19,343,000 and $7,339,000 were realized on those sales during 2001 and 2000, respectively.

At December 31, 2001, bonds with an admitted asset value of $23,128,000 were on deposit with state insurance departments to satisfy regulatory requirements.

                       All American Life Insurance Company

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The statement value, gross unrealized gains and losses and fair value of those investments are summarized as follows:

                                      Gross           Gross
                       Statement    Unrealized     Unrealized      Fair
                         Value        Gains          Losses        Value
                      ---------------------------------------------------
                                        (In thousands)

At December 31, 2001
Preferred stocks         $ 2,567          $100           $ 52     $ 2,615
Common stocks              9,684            --             --       9,684
                      ---------------------------------------------------
Total                    $12,251          $100           $ 52     $12,299
                      ===================================================

At December 31, 2000
Preferred stocks         $ 5,099          $101           $ 36     $ 5,164
Common stocks                106            --             --         106
                      ---------------------------------------------------
Total                    $ 5,205          $101           $ 36     $ 5,270
                      ===================================================


Net investment income consists of the following:

                                                      Year Ended December 31
                                                     2001                 2000
                                              ----------------------------------
                                                           (In Thousands)

Investment income:
     Bonds                                           $139,233          $142,030
     Bonds - affiliated                                   201                --
     Common stock - affiliated                         (1,390)               --
     Preferred stocks                                     203               933
     Mortgage loans on real estate                      7,139             7,339
     Real estate                                        1,246             1,322
     Policy loans                                       9,654             9,660
     Short-term investments and cash                    6,588             7,911
     Other investment income                            3,393             2,325
                                              ----------------------------------
Total investment income                               166,267           171,520
Investment expenses                                   (11,857)          (10,159)
                                              ----------------------------------
Net investment income                                $154,410          $161,361
                                              ==================================

                       All American Life Insurance Company

Realized capital losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                              2001         2000
                                                          ---------------------------
                                                                (In Thousands)
Realized capital losses                                    $ (5,613)      $  (980)
Less amount transferred to IMR (net of related taxes of
 $2,020 in 2001 and $362 in 2000)                             3,751           672
                                                          ---------------------------
                                                             (9,364)       (1,652)
Less federal income taxes on realized capital losses          2,358           124
                                                          ---------------------------
Net realized capital losses                                $(11,722)      $(1,528)
                                                          ===========================

4. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide All American with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

All American participates in a reinsurance agreement whereby 80% - 90% of the face amount of the majority of All American's new universal life issues is reinsured. All American's maximum retention for a single insured risk is $1,500,000, although reinsurance generally starts at lesser amounts.

All American's future policy benefits and policy claims are stated after deduction for reinsurance ceded to other companies. Total reserve credits taken with respect to reinsurance contracts were $210,749,000 and $245,136,000 at December 31, 2001 and 2000, respectively. Reinsurance contracts do not relieve All American from its obligations to policyholders, and All American remains liable with respect to reinsurance ceded in the event any reinsurer is unable to meet the obligations, which have been assumed. Premiums assumed and ceded were $(1,763,000) and $80,468,000 respectively, in 2001 and $(913,000) and
$108,089,000, respectively, in 2000.

                       All American Life Insurance Company

The effect of reinsurance on benefits to policyholders and beneficiaries is as follows:

                                                       2001             2000
                                                 -------------------------------
                                                  (In Thousands)

Benefits to policyholders and beneficiaries,
   before reinsurance recoveries                   $   273,519    $   346,211
Reinsurance recoveries                                  90,976         93,355
                                                 -------------------------------
Benefits to policyholders and beneficiaries,
   net of reinsurance recoveries                   $   182,543    $   252,856
                                                 ===============================

All American's reinsurance receivable and recoverable amounts, including reserve credits taken, included in the statutory balance sheets at December 31, 2001, relate to 56 reinsurers. No single unaffiliated reinsurer accounts for more than 26% of the total reinsurance receivable and recoverable amounts at December 31, 2001. All American monitors the financial condition of its reinsurers in order to minimize its exposure to loss from reinsurer insolvencies.

All American reinsured its group life (excluding permanent policies), credit life, group accident and health and credit accident and health business to an affiliate, American General Assurance Company (AGAC), effective October 1, 1998. This transaction resulted in the cession of approximately 99,000 life policies representing $11.7 billion of insurance in force and approximately 34,000 accident and health policies. Assets and liabilities of approximately $57 million were transferred in connection with the transaction. The reinsurance transaction was approved by the appropriate regulatory authorities.

During 2000, the Company entered into a reinsurance agreement with AGC Life Insurance Company, an affiliate. This indemnity reinsurance is a combination of coinsurance and modified coinsurance and covers certain universal life policies issued after 1999 with long-term guarantees. As of December 31, 2001 and 2000, respectively, reserves ceded under this treaty total $22,850,000 and $20,081,282. This agreement was approved by the Department of Insurance for both the state of Illinois and the state of Missouri.

During 2001, All American, through a third-party administrator, participated as a lead reinsurer for a pool of group accident and health risks. These risks were retroceded to other members of the pool.

                       All American Life Insurance Company

5. Annuity Reserves

At December 31, 2001, All American's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                            Amount    Percent
                                                           -------------------
                                                             (In Thousands)

Subject to discretionary withdrawal at book value
   less surrender charge                                    $  3,649        2%
Subject to discretionary withdrawal at book
value with minimal or no charge or adjustment                145,195       80
   Not subject to discretionary withdrawal                    31,745       18
                                                           ------------------
   Total annuity reserves and deposit fund liabilities      $180,589      100%
                                                           ==================

Future policy benefit reserves for All American's life insurance policies represent the majority of the variance between the amounts reflected here and the amount reflected on the 2001 balance sheet.

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2001, were as follows:


                                           Gross      Net of Loading
                                  -----------------------------------
                                              (In Thousands)

  Ordinary new business                 $  1,744          $    421
  Ordinary renewal                        44,549            32,819
  Credit Life                               (541)             (541)
  Group Life                                 258               257
                                  -----------------------------------
  Total                                 $ 46,010          $ 32,956
                                  ===================================

                       All American Life Insurance Company

7. Managing General Agents

All American's group products are sold directly to customers through third-party administrators. The third-party administrators with premiums written in 2001 of more than 5% of surplus were as follows (in thousands):


   Seabury & Smith                                                    $23,029
   Total direct premium of TPAs with less than 5% of surplus           16,162
                                                                  ------------
   Grand total of direct premiums for TPAs                            $39,191
                                                                  ============

Seabury & Smith sells group life and group accident and health products, and is granted authority to collect premiums. The third-party administrator noted above does not hold an exclusive contract with All American.

8. Federal Income Taxes

For the period from January 1, 2001 to August 29, 2001, the Company filed a separate federal income tax return. For the period August 30, 2001 to December 31, 2001, the Company filed a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life Insurance Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses, if any, within 90 days after the filing of the consolidated federal income tax return for the year in which the losses are used.

The components of the net deferred tax asset at December 31, 2001, is as follows (in thousands):

   Gross deferred tax assets                       $127,129
   Gross deferred tax liabilities                   (11,542)
   Deferred tax assets nonadmitted                  (87,113)
                                                  ---------
   Net admitted deferred tax assets                $ 28,474
                                                  =========

                       All American Life Insurance Company

The change in deferred tax assets and deferred tax liabilities for the year ended December 31, 2001, are as follows (in thousands):

   Change in deferred tax assets                                      $  (9,863)
   Change in gross deferred tax liabilities                               1,214
                                                                    -----------
   Change in net deferred tax asset                                      (8,649)
   Tax effect of realized and unrealized gains (losses)                   6,904
                                                                    -----------
   Change in net deferred income related to income from operations    $ (15,553)
                                                                    ===========

All American's income tax expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to Net Gain from Operations After Dividends to Policyholders for the following reasons:

                                                             Year ended
                                                            December 31
                                                               2001
                                                         -----------------
                                                           (In Thousands)

   Expected federal income tax expense                      $     30,522
   IMR amortization                                                 (632)
   Change in liability for unauthorized reinsurers                14,683
   Change in nonadmitted assets                                   (8,206)
   Other                                                            (311)

                                                           -------------
   Total incurred income tax                                $     36,056
                                                           =============

   Federal income taxes incurred                            $     20,503
   Change in net deferred income taxes                            15,553
                                                           -------------
   Total statutory income taxes                             $     36,056
                                                           =============

Under the provisions of prior tax law applicable to life insurance companies, one half of the excess of the gain from operations of a life insurance company over its taxable investment income was not taxed but was set aside in a special "policyholders" surplus account." Under provisions of the Tax Reform Act of 1984, this account was "frozen" as of December 1983 and is subject to tax under conditions set forth pursuant to prior tax law. The policyholders' surplus account may be taxable if All American does not qualify

                       All American Life Insurance Company
as a life insurance company for tax purposes or under certain other specified conditions. Management does not believe that any of this account will be taxed in the foreseeable future. However, should the balance at December 31, 2001, become taxable, the tax computed at present rates would be approximately $26,300,000.

9.  Employee Benefit Plans

Substantially all employees of All American are covered under a qualified defined-benefit pension plan sponsored by AGC. Benefits are generally based on years of service, the employee's compensation during the last three years of employment and an average of social security wages. AGC's funding policy is to charge each subsidiary for its allocable share of such contributions based on a percentage of payroll. All American was not required to make a contribution to the pension plan in 2001 or 2000.

In addition to pension benefits, certain health care and life insurance benefits are provided to retired employees under a defined benefit plan sponsored by AGC. Employees may become eligible for these benefits if they have accumulated 10 years of service and reach normal or early retirement age while working for All American. The plan provides benefits supplemental to Medicare after retirees are eligible for Medicare benefits. The postretirement benefit plan contains cost-sharing features such as deductibles and coinsurance, and contributions of certain retirees are subject to annual adjustments. These benefits are funded on an incurred basis. All American's allocated contribution to the plan was $234,000 and $270,000 in 2001 and 2000, respectively.

10. Related-Party Transactions

AGC and certain affiliated companies provide services to All American, principally data processing, investment management, professional and administrative services. During 2001 and 2000, All American paid $26,124,000 and $28,116,000, respectively, for these services. In addition, All American provides services to certain affiliated companies. During 2000, All American was reimbursed $51,000 for these services.

Intercompany receivables and payables are settled periodically throughout the year.

                       All American Life Insurance Company

All American periodically borrows funds from AGC under an intercompany short-term borrowing agreement entered into during 1997. These borrowings are on demand and are unsecured. Interest is charged on the average borrowing based on the commercial paper rate. At December 31, 2001, no amounts were outstanding under the borrowing agreement.

11. Contingent Liabilities and Commitments

All American is a party to various other lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, All American believes that the total amounts that will ultimately be paid, if any, arising from those lawsuits and proceedings will not have a material adverse effect on the financial position or results of operations of All American.

12. Capital and Surplus

All American is subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by All American is to be determined based on the various risk factors related to it. At December 31, 2001, All American meets the RBC requirements.

Retained earnings available for distribution as dividends to the stockholder are limited to the statutory unassigned surplus of All American as determined in accordance with accounting practices prescribed by insurance regulatory authorities. During 2001, All American paid a dividend of $54,000,000 to its stockholder. The 2000 dividend was $32,000,000. Consistent with Illinois regulations, dividends are paid out of additional paid-in surplus if unassigned surplus is equal or less than zero. Appropriate approval was obtained from the Commissioner of Insurance of the state of Illinois. Dividends to All American's stockholders are subject to the approval of the Commissioner of the state of Illinois if such dividend exceeds the greater of net gain from operations for the preceding calendar year before realized capital gains and losses for that calendar year or 10% of policyholders' surplus as of December 31 of the preceding year. The maximum amount of dividends that can be paid in 2002 without such approval is $66,705,000.

                       All American Life Insurance Company

13. Financial Statement Impact of Variances in Accounting Principles (Unaudited)

A reconciliation of net income and capital surplus amounts reported in the accompanying statutory financial statements to net income and capital prepared in accordance with GAAP follows:

                                                                     December 31
                                                               2001              2000
                                                          -------------------------------
                                                                  (In Thousands)
Statutory net income, as reported herein                  $       54,984     $     53,512
Adjustments:
   Deferred policy acquisition costs                             (21,116)         (17,489)
   Investments                                                     1,489              332
   Future policy benefits                                         11,755            9,171
   Deferred income taxes                                             999            7,457
   Interest maintenance reserve                                    1,944           (1,265)
   Other, net                                                     (2,150)            ,288)
                                                          -------------------------------
GAAP net income                                           $       47,905     $      8,430
                                                          ===============================

Statutory capital and surplus, as reported herein         $      167,407     $     97,152
Adjustments:
   Deferred policy acquisition costs                             171,349          207,690
   Future policy benefits                                         49,962           38,520
   Deferred income taxes                                          (2,530)          25,619
   Asset valuation reserve                                        18,112           24,688
   Investments                                                    15,826          (34,679)
   Interest maintenance reserve                                   27,069           25,125
   Nonadmitted assets                                             23,984           23,704
   Liability for unauthorized reinsurance                         29,694           71,645
   Other, net                                                      4,815           (8,045)
                                                          -------------------------------
GAAP stockholders' equity                                 $      505,688     $    471,419
                                                          ===============================

14. Disclosures About Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of indicated classes of financial instruments:

                       All American Life Insurance Company

Cash and Short-Term Investments

The carrying amounts of these assets approximate their fair values.

Bonds, Common and Preferred Stocks

Fair values are based on quoted market prices or dealer quotes.

Mortgage Loans

The fair value of mortgage loans, other than those which are more than 60 days delinquent or in foreclosure, is estimated by discounting the expected future cash flows. The rates used for this purpose are the estimated current rates that would be applied to the loans in a purchase or sale transaction, on an aggregate or bulk basis grouped by maturity range, considering the creditworthiness of the borrowers and the general characteristics of the collateral. For purposes of this calculation, the fair value of loans with stated interest rates greater than the estimated applicable market rate was adjusted to reflect the impact of prepayment options or other contractual terms upon market value. For mortgage loans which are classified as delinquent or are in foreclosure, fair value is based on estimated net realizable value of the underlying collateral.

Policy Loans

The carrying amounts reported in the balance sheets for these loans are considered to be reasonable estimates of their fair value.

Policyholder Account Balances Relating to Investment Contracts

The fair value of All American's liabilities under investment contracts - primarily deferred annuities - is estimated using discounted cash flow calculations based on interest rates being offered by All American for similar contracts at the balance sheet dates.

                       All American Life Insurance Company

The estimated fair values of All American's financial instruments are as follows:

                                                         2001                      2000
                                             -----------------------------------------------------
                                                Carrying      Fair        Carrying      Fair
                                                 Amount      Value         Amount       Value
                                             -----------------------------------------------------
                                                                  (In Thousands)
Financial assets:
    Cash on hand and on deposit              $    3,350    $    3,350     $     7,012   $    7,012
    Short-term investments                       29,772        29,772          37,352       37,352
    Bonds                                     1,723,952     1,739,821       1,770,222    1,738,080
    Bonds - affiliated                           49,000        49,000               -            -
    Preferred stocks                              2,567         2,615           5,099        5,164
    Common stock                                     40            40             106          106
    Common stock - affiliated                     9,644         9,644               -            -
    Mortgage loans                               90,038        93,072          90,392       90,762
    Policy loans                                141,025       141,025         140,180      140,180

Financial liabilities:
    Policyholder account balances
         related to investment contracts        113,275       103,121         144,600      140,284

                       ALL AMERICAN LIFE INSURANCE COMPANY

15.  SUBSEQUENT EVENT

Effective December 31, 2002, The Franklin Life Insurance Company, The American Franklin Life Insurance Company, and All American Life Insurance Company merged with American General Life Insurance Company (AGL), an indirect, wholly-owned subsidiary of American International Group. In addition, two other indirect wholly-owned subsidiaries of American International Group merged effective 12/31/02.

  * "The Report of Independent Auditors" of the All American Life Insurance Company statutory-basis financial statements has been revised concerning the date and the new footnote No. 15 added above. The new date of The Report of Independent Auditors is May 3, 2002, except footnote 15 as to which the date is December 20, 2002."

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY


                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------


                                                                          PAGE
                                                                          ----

Report of Independent Auditors                                             F-1


Statement of Income                                                        F-2


Balance Sheet                                                              F-3


Statement of Shareholder's Equity                                          F-4


Statement of Comprehensive Income                                          F-4


Statement of Cash Flows                                                    F-5


Notes to Financial Statements                                       F-6 - F-15

                         REPORT OF INDEPENDENT AUDITORS

                      ___________________________________


Board of Directors
 and Shareholder
The American Franklin Life Insurance Company

We have audited the accompanying balance sheet of The American Franklin Life Insurance Company, (the Company), a wholly-owned subsidiary of The Franklin Life Insurance Company, which is an indirect wholly-owned subsidiary of American General Corporation, as of December 31, 2001 and 2000, and the related statements of income, shareholder's equity, comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The American Franklin Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


                                                /s/ ERNST & YOUNG, LLP
                                                -------------------------
Chicago, Illinois
February 5, 2002, except footnote 12
as to which the date is
December 20, 2002

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                              STATEMENT OF INCOME
                                 (In thousands)


                                                                        For the years ended December 31
                                                                      2001           2000            1999
                                                                 -------------------------------------------
Revenues
 Premiums and other considerations                               $  18,345        $   20,443       $  10,087
 Net investment income                                               3,146             2,533           2,541
 Realized investment gains (losses)                                     (2)               (2)             21
 Other revenues                                                     35,249            38,414          32,418
                                                                 -------------------------------------------
    Total revenues                                                  56,738            61,388          45,067

Benefits and expenses
 Insurance and annuity benefits                                     22,468            25,725           9,040
 Operating costs and expenses                                       15,463            19,979          21,524
 Commissions and allowances                                         19,020            30,492          28,533
 Change in deferred policy acquisition costs and
  cost of insurance purchased                                       (5,383)          (16,371)        (16,871)
                                                                 -------------------------------------------
   Total benefits and expenses                                      51,568            59,825          42,226
                                                                 -------------------------------------------

Income before income taxes                                           5,170             1,563           2,841

Income tax expense (benefit)
 Current                                                               (83)           (1,090)         (1,449)
 Deferred                                                            1,747             1,177           1,358
                                                                 -------------------------------------------
   Total income tax expense (benefit)                                1,664                87             (91)
                                                                 -------------------------------------------

Net income                                                       $   3,506        $    1,476       $   2,932
                                                                 ===========================================

                      See Notes to Financial Statements.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                                 BALANCE SHEET
                       (In thousands, except share data)


                                                                                                   At December 31
                             ASSETS                                                            2001               2000
                                                                                        ---------------------------------
Investments
  Fixed maturity securities (amortized cost: $17,196; $14,730)                          $     17,822         $   15,120
  Policy loans                                                                                28,755             25,480
  Short-term investments                                                                      11,118              3,430
                                                                                        ---------------------------------
      Total investments                                                                       57,695             44,030

Cash                                                                                           2,230              1,732
Accrued investment income                                                                        314                305
Accounts receivable from affiliates                                                            1,113                  -
Amounts recoverable from reinsurers                                                           13,946             18,242
Deferred policy acquisition costs                                                             93,715             87,598
Cost of insurance purchased                                                                    6,463              7,367
Insurance premiums due                                                                           191                700
Other assets                                                                                   1,545              1,320
Assets held in separate accounts                                                             570,855            656,298
                                                                                        ---------------------------------
      Total assets                                                                      $    748,067         $  817,592
                                                                                        =================================

                               LIABILITIES
Insurance and annuity liabilities
  Policy reserves, contract claims and other policyholders' funds                       $     16,968         $   19,467
  Universal life contracts                                                                    49,020             47,005
  Annuity contracts                                                                           10,108              7,074
  Unearned revenue                                                                            12,311             11,646

Income tax liabilities
  Current                                                                                        299                451
  Deferred                                                                                      (341)            (2,109)
Accrued expenses and other liabilities                                                         4,803              2,263
Liabilities related to separate accounts                                                     570,855            656,298
                                                                                        ---------------------------------
      Total liabilities                                                                      664,023            742,095

                     SHAREHOLDER'S EQUITY
Common stock ($5 par value; 500,000 shares authorized,
  issued and outstanding)                                                                      2,500              2,500
Paid-in capital                                                                               75,937             70,937
Accumulated other comprehensive income                                                           134                 93
Retained earnings                                                                              5,473              1,967
                                                                                        ---------------------------------
      Total shareholder's equity                                                              84,044             75,497
                                                                                        ---------------------------------
      Total liabilities and shareholder's equity                                        $    748,067         $  817,592
                                                                                        =================================

                      See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                       STATEMENT OF SHAREHOLDER'S EQUITY
                                 (In thousands)

                                                                For the years ended December 31
                                                                 2001        2000        1999
                                                             -----------------------------------
Common stock, balance at beginning and end of year             $   2,500   $   2,500   $   2,500
                                                             -----------------------------------
Paid-in capital
 Balance at beginning of year                                     70,937      63,437      51,437
 Capital contribution                                              5,000       7,500      12,000
                                                             -----------------------------------
 Balance at end of year                                           75,937      70,937      63,437
                                                             -----------------------------------
Retained earnings (deficit)
 Balance at beginning of year                                      1,967         491      (2,441)
 Net income                                                        3,506       1,476       2,932
                                                             -----------------------------------
 Balance at end of year                                            5,473       1,967         491
                                                             -----------------------------------
Accumulated other comprehensive income
 Balance at beginning of year                                         93          92         430
 Change during the year                                               62           2        (520)
 Amounts applicable to deferred federal income taxes                 (21)         (1)        182
                                                             -----------------------------------
 Balance at end of year                                              134          93          92
                                                             -----------------------------------
Total shareholder's equity at end of year                      $  84,044   $  75,497   $  66,520
                                                             ===================================

                       STATEMENT OF COMPREHENSIVE INCOME
                                 (In thousands)

                                                                For the years ended December 31
                                                                  2001        2000       1999
                                                             -----------------------------------
Net income                                                     $    3,506   $   1,476   $  2,932
Other comprehensive income (loss)
 Gross change in unrealized gains (losses) on
  securities (pretax: $60, $-, $(499))                                 40           -       (324)
 Less: gains (losses) realized in net income
  (pretax: $(2), $(2), $21)                                            (1)         (1)        14
                                                             -----------------------------------
    Change in net unrealized gains (losses) on
    securities (pretax: $62, $2, $(520))                               41           1       (338)
                                                             -----------------------------------
      Comprehensive income                                     $    3,547   $   1,477   $  2,594
                                                             ===================================

                       See Notes to Financial Statements.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                            STATEMENT OF CASH FLOWS
                                 (In thousands)


                                                                  For the years ended December 31
                                                                2001          2000            1999
                                                          -------------------------------------------
Operating activities
  Net income                                               $    3,506     $    1,476       $    2,932
 Reconciling adjustments to net cash used for operating
  activities
    Charges on universal life contracts, net of
     interest credited                                        (34,051)       (32,052)         (28,863)
    Change in other assets and liabilities                      7,536        (17,880)          (7,621)
    Deferred policy acquisition costs and cost of
     insurance purchased                                       (5,383)       (16,371)         (16,871)
    Policy reserves, claims and other policyholders'
     funds                                                     (1,851)        10,853           (2,994)
    Realized investment (gains) losses                              2              2              (21)
                                                        ---------------------------------------------
      Net cash used for operating activities                  (30,241)       (53,972)         (53,438)
                                                        ---------------------------------------------
Investing activities
    Investment purchases
      Available-for-sale                                       (5,071)          (845)         (30,018)
      Other                                                    (3,585)        (8,443)          (4,721)
    Investment calls, maturities and sales
      Available-for-sale                                        2,656          1,916           45,751
      Other                                                       310              -               55
    Net (increase) decrease in short term investments          (7,688)         3,303           (6,733)
                                                        ---------------------------------------------
        Net cash provided by (used for) investing
         activities                                           (13,378)        (4,069)           4,334
                                                        ---------------------------------------------
Financing activities
    Policyholder account deposits                              99,475        136,034          167,565
    Policyholder account withdrawals                          (60,358)       (97,313)        (131,120)
    Capital contribution                                        5,000          7,500           12,000
                                                        ---------------------------------------------
     Net cash provided by financing activities                 44,117         46,221           48,445
                                                        ---------------------------------------------
Net increase (decrease) in cash                                   498        (11,820)            (659)
Cash at beginning of year                                       1,732         13,552           14,211
                                                        ---------------------------------------------
Cash at end of year                                        $    2,230     $    1,732       $   13,552
                                                        =============================================

                      See Notes to Financial Statements.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS


1.   Significant Accounting Policies


1.1  Nature of Operations
     --------------------

     The American Franklin Life Insurance Company (AMFLIC), headquartered in Springfield, Illinois, sells and services variable universal life, variable annuity and universal life insurance products to the middle income market, in all states except Maine, New Hampshire, New York and Vermont.

1.2  Preparation of Financial Statements
     -----------------------------------

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP) and include the accounts of AMFLIC, a wholly owned subsidiary of The Franklin Life Insurance Company (FLIC).

     On August 29, 2001, American General Corporation (AGC), AMFLIC's ultimate parent company, was acquired by American International Group, Inc. (AIG), a Delaware corporation. In connection with the acquisition, AIG issued approximately 290 million shares of its common stock in exchange for all of the outstanding common stock of AGC based on an exchange ratio of 0.5790 of a share of AIG common stock for each share of AGC common stock. The merger was accounted for as a pooling and had no impact on the records of AMFLIC.

     Management must make estimates and assumptions that affect amounts reported in the financial statements and in disclosures of contingent assets and liabilities. Ultimate results could differ from our estimates.

1.3  Investments
     -----------

     Fixed Maturity Securities. All fixed maturity securities were classified as available-for-sale and reported at fair value. We adjust related balance sheet accounts as if the unrealized gains (losses) had been realized and record the net adjustment in accumulated other comprehensive income in shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and we consider the decline to be other than temporary, we reduce the security's amortized cost to its fair value and recognize a realized loss.

     Policy Loans.  Policy loans are reported at unpaid principal balance.

     Short-term Investments. Short-term investments include investments with maturities of less than one year at the date of acquisition and are carried at amortized cost, which approximates fair value.

     Investment Income. Interest on fixed maturity securities and policy loans is recorded as income when earned and is adjusted for any amortization of premium or discount, as appropriate.

     Realized Investment Gains (Losses). We recognize realized investment gains (losses) using the specific identification method.


1.4  Separate Accounts
     -----------------

     Separate accounts are assets and liabilities associated with certain contracts, principally variable universal life and annuities, for which the investment risk lies predominantly with the contract holder. The liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statement of income. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

1.5  Deferred Policy Acquisition Costs (DPAC)
     ----------------------------------------

     Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

     DPAC associated with interest-sensitive life insurance contracts and insurance investment contracts is charged to expense in relation to the estimated gross profits of those contracts. If our estimate of future gross profits changes significantly, we recalculate DPAC balances using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC amortization. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves.

     DPAC also is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income in shareholder's equity.

     We review the carrying amount of DPAC on at least an annual basis. We consider estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses to determine whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

1.6  Cost of Insurance Purchased (CIP)
     ---------------------------------

     The cost assigned to AMFLIC insurance contracts in force at January 31, 1995, the date of AGC's acquisition of FLIC and AMFLIC, is reported as CIP. Interest is accreted on the unamortized balance of CIP at rates of 6.19% to 8.25%. CIP is charged to expense, including adjustments for revised assumptions, and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DPAC. We review the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DPAC.

1.7  Insurance and Annuity Liabilities
     ---------------------------------

     Substantially all of AMFLIC's insurance and annuity liabilities relate to long-duration contracts. AMFLIC normally cannot change or cancel these contracts.

     For interest-sensitive life and insurance investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on our estimates of the cost of future policy benefits, using the net level premium. Interest assumptions used to compute reserves ranged from 4.5% to 5.5% at December 31, 2001.

1.8  Premium Recognition
     -------------------

     Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenues. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate AMFLIC for future services are deferred and recognized over the period earned, using the same assumptions used to amortize DPAC. For all other contracts, premiums are recognized when due.

1.9  Reinsurance
     -----------

     AMFLIC limits its exposure to loss on any individual life to $100,000 by ceding additional risks through reinsurance contracts with other insurers, including FLIC. If a reinsurer is not able to meet its obligations, AMFLIC remains liable.

     AMFLIC records a receivable for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.10 Income Taxes
     ------------

     Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, using the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

2.   Investments

2.1  Fixed Maturity Securities
     ---------------------------

     Valuation. Amortized cost and fair value of fixed maturity securities were as follows:

                                                                 December 31, 2001
                                                  ------------------------------------------------
                                                                  Gross        Gross
                                                    Amortized   Unrealized   Unrealized    Fair
In thousands                                          Cost        Gains        Losses      Value
--------------------------------------------------------------------------------------------------
U.S. government                                     $   6,566    $    293    $      -    $   6,859
Corporate bonds
  Investment grade                                      5,809         251          63        5,997
  Below investment grade                                1,077          22          36        1,063
Public utilities                                        1,549          81           -        1,630
Mortgage-backed                                         1,941          74           -        2,015
States/political subdivisions                             254           4           -          258
                                                  ------------------------------------------------
  Total fixed maturity securities                   $  17,196    $    725    $     99    $  17,822
                                                  ================================================

                                                                December 31, 2000
                                                  ------------------------------------------------
                                                                  Gross        Gross
                                                    Amortized   Unrealized   Unrealized    Fair
In thousands                                          Cost        Gains        Losses       Value
--------------------------------------------------------------------------------------------------
U.S. government                                     $   6,584    $    120    $      -    $   6,704
Corporate bonds
  Investment grade                                      4,392         177          36        4,533
  Below investment grade                                1,068           6          18        1,056
Public utilities                                        1,528          82           -        1,610
Mortgage-backed                                           957          54           -        1,011
States/political subdivisions                             201           5           -          206
                                                  ------------------------------------------------
  Total fixed maturity securities                   $  14,730    $    444    $     54    $  15,120
                                                  ================================================

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.1  Fixed Maturity Securities (continued)
     -------------------------------------

     Maturities. The contractual maturities of fixed maturity securities at December 31, 2001 were as follows:

                                                           Amortized       Fair
     In thousands                                             Cost        Value
     --------------------------------------------------------------------------
     Fixed maturity securities, excluding mortgage-backed
       securities, due
         In one year or less                               $   1,994   $  2,036
         In years two through five                             9,131      9,530
         In years six through ten                              2,906      3,019
         After ten years                                       1,224      1,222
     Mortgage-backed securities                                1,941      2,015
                                                           --------------------
       Total fixed maturity securities                     $  17,196   $ 17,822
                                                           ====================

     Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. AMFLIC may sell investments before maturity to achieve corporate requirements and investments strategies.

     Net Unrealized Gains (Losses). Net unrealized gains (losses) on fixed maturity securities included in accumulated other comprehensive income at December 31 were as follows:

         In thousands                              2001        2000
         ----------------------------------------------------------
         Gross unrealized gains                $    725   $     444
         Gross unrealized losses                    (99)        (54)
         DPAC  fair value adjustment               (389)       (223)
         CIP fair value adjustment                  (30)        (23)
         Deferred federal income taxes              (73)        (51)
                                               --------------------
         Net unrealized gains on securities    $    134   $      93
                                               ====================

2.2  Investment Income
     -----------------

     Investment income was as follows:

     In thousands                          2001          2000        1999
     --------------------------------------------------------------------
     Fixed maturity securities          $ 1,211       $ 1,142     $ 1,461
     Policy loans                         1,614         1,115         698
     Other investments                      386           339         547
                                        ---------------------------------
     Gross investment income              3,211         2,596       2,706
     Investment expense                      65            63         165
                                        ---------------------------------
     Net investment income              $ 3,146       $ 2,533     $ 2,541
                                        =================================

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.3  Realized Investment Gains (Losses)
     ----------------------------------

     Realized investment gains (losses), net of DPAC and CIP amortization and investment expenses, were as follows:

     In thousands                                  2001        2000       1999
     -------------------------------------------------------------------------
     Fixed maturity securities                  $     -    $      -    $    56
     Other                                           (2)         (2)       (35)
                                                ------------------------------
     Realized investment gains (losses)         $    (2)   $     (2)   $    21
                                                ==============================

     Voluntary sales of investments resulted in the follow realized gains (losses):

                                                                    Realized
                                                                 --------------
     In thousands               Category             Proceeds    Gains   Losses
     --------------------------------------------------------------------------
            2001           Available-for-sale        $      -    $   -   $    -
     ==========================================================================
            2000           Available-for-sale        $      -    $   -   $    -
     ==========================================================================
            1999           Available-for-sale        $  1,758    $  56   $    -
     ==========================================================================

2.4  Investments on Deposit
     ----------------------

     At December 31, 2001 and 2000, fixed maturity securities with a carrying value of $6,778,000 and $6,575,000 respectively, were on deposit with regulatory authorities to comply with state insurance laws.

2.5  Investment Restrictions
     -----------------------

     AMFLIC is restricted by the insurance laws of its domiciliary state as to the amount which it can invest in any entity. At December 31, 2001 and 2000, AMFLIC's largest investment in any one entity other than U.S. government obligations was $1,000,000, and $400,000 respectively.

3.   Deferred Policy Acquisition Costs (DPAC)

     Activity in DPAC was as follows:

     In thousands                                    2001      2000      1999
     --------------------------------------------------------------------------
     Beginning at January 1                        $ 87,598  $ 70,989  $ 52,352
     Deferrals                                       13,445    24,127    24,543
     Amortization                                    (7,165)   (6,737)   (6,524)
     Effect of net unrealized (gains)
       losses on securities                            (166)     (779)      646
     Effect of realized investment gains (losses)         3        (2)      (28)
                                                   ----------------------------
     Balance at December 31                        $ 93,715  $ 87,598  $ 70,989
                                                   ============================

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.   Cost of Insurance Purchased (CIP)

     Activity in CIP was as follows:

     In thousands                            2001       2000       1999
     --------------------------------------------------------------------
     Balance at January 1                 $  7,367   $   7,884   $  8,941
     Accretion of interest                     619         702        767
     Amortization                           (1,516)     (1,721)    (1,915)
     Effect of net unrealized (gains)
         losses on securities                   (7)        502         96
     Effect of realized investment gains         -           -         (5)
                                          -------------------------------
     Balance at December 31               $  6,463   $   7,367   $  7,884
                                          ===============================

     CIP amortization, net of accretion, expected to be recorded in each of the next five years is:

                                                          Amount
                         Year                         (in thousands)
               ---------------------------------------------------------------

                         2002                              $ 799
                         2003                                698
                         2004                                582
                         2005                                482
                         2006                                441

5.   Income Taxes

     For the period from January 1, 2001 to August 29, 2001, AMFLIC will file a life/life consolidated federal income tax return with its direct parent, FLIC. The method of allocation of tax expense among the companies is subject to a written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses and tax credits. Consolidated alternative minimum tax, excise tax or surtax, if any, is allocated separately. The tax liability of each subsidiary under this agreement shall not exceed the amount such subsidiary would have paid if it had filed on a separate return basis. Intercompany tax balances are to be settled no later than thirty (30) days after the date of filing the consolidated return.

     For the period August 30, 2001 to December 31, 2001, AMFLIC will join in the filing of a consolidated federal income tax return with its upstream parent, AGC Life Insurance Company (AGC Life) and its life insurance company subsidiaries. AMFLIC has a written agreement with AGC Life setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life agrees not to charge AMFLIC a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life agrees to reimburse AMFLIC for the tax benefits from net losses, if any, within the ninety days after the filing of the consolidated federal income tax return for the year in which the losses are used.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.1  Tax Expense
     -----------

     A reconciliation between the Federal income tax rate and the effective tax rate follows:

                                         2001          2000         1999
                                     --------------------------------------
         Federal income tax rate         35.0 %        35.0 %        35.0 %
         Invested asset items            (4.0)        (29.1)        (37.7)
         Other                            1.2          (0.3)         (0.5)
                                     --------------------------------------
           Effective tax rate            32.2 %         5.6 %        (3.2)%
                                     ======================================


5.2  Deferred Taxes
     --------------

     Components of deferred tax liabilities and assets at December 31 were as follows:

     In thousands                                      2001       2000
     -------------------------------------------------------------------
     Deferred tax liabilities, applicable to:
       Basis differential of investments           $     223   $     114
       DPAC and CIP                                   22,095      21,491
       Other                                             960         827
                                                   ---------------------
         Total deferred tax liabilities               23,278      22,432
     Deferred tax assets, applicable to:
       Policy reserves                               (22,576)    (23,069)
       Other                                          (1,043)     (1,472)
                                                   ---------------------
         Total deferred tax assets                   (23,619)    (24,541)
                                                   ---------------------
     Net deferred tax assets                       $    (341)  $  (2,109)
                                                   =====================

     AMFLIC expects adequate future taxable income to realize the net deferred tax assets. Accordingly, no valuation allowance is considered necessary.

5.3  Taxes Paid
     ------------

     Income taxes paid (recovered) were as follows:

      In thousands               2001     2000         1999
      ------------------------------------------------------
      Federal                 $    -    $ (4,175)     $(447)
      State                       57          38         143

6.   Fair Value of Financial Instruments

     Carrying amounts and fair values for certain of AMFLIC's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of AMFLIC's assets and liabilities, including the values of underlying customer relationships and distribution systems, and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.

                                                              2001                    2000
                                                      ----------------------------------------------
                                                      Carrying      Fair        Carrying    Fair
     In thousands                                      Amount       Value        Amount     Value
     -----------------------------------------------------------------------------------------------
     Assets
         Fixed maturity securities                     $ 17,822    $ 17,822    $ 15,120     $ 15,120
         Policy Loans                                    28,755      28,755      25,480       25,480
         Short-term investments                          11,118      11,118       3,430        3,430
         Assets held in separate accounts               570,855     570,855     656,298      656,298
     Liabilities
         Insurance investment contracts                  10,686      10,232       7,636        7,310
         Liabilities related to separate accounts       570,855     570,855     656,298      656,298

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.   Fair Value of Financial Instruments (continued)

     We used the following methods and assumptions to estimate the fair value of our financial instruments:

     Fixed Maturity Securities. Fair values of fixed maturity securities were based on quoted market prices, where available. For investments not actively traded, we estimated the fair values using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

     Policy Loans. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value. The weighted average interest rate charged on policy loan balances during 2001 and 2000 was 5.95% and 6.07%, respectively.

     Assets and Liabilities Related to Separate Accounts. We valued separate account assets and liabilities based on quoted net asset value per share of the underlying mutual funds.

     Insurance Investment Contracts. We estimated the fair value of insurance investment contracts using cash flows discounted at market interest rates.

7.   Reinsurance

     Under the provisions of an assumed reinsurance agreement, AMFLIC recognized the following:

     In thousands                     2001           2000           1999
     ---------------------------------------------------------------------
     Premiums and other
        considerations             $    847       $  5,288       $  1,416
     Other income                     1,016            918          1,337
     Benefits                         1,536          6,134          1,756
     Commission expense                  (5)            67            215

     Under the provisions of a modified coinsurance agreement which cedes a portion of the variable universal life product activity, AMFLIC recognized the following:

     In thousands                     2001           2000           1999
     ---------------------------------------------------------------------
     Premiums and other
        considerations             $ 11,348       $ 10,118       $ 12,027
     Expense allowances from
        reinsurer                     5,699          9,791          8,531
     Other                              602            416          1,744

     AMFLIC also carries reinsurance for policy risks that exceed its retention limit of $100,000. AMFLIC ceded the following amounts:

     In thousands                     2001           2000           1999
     ---------------------------------------------------------------------
     Premiums and other
        considerations             $ 13,519       $ 12,081       $ 10,687
     Change in policy reserves       12,721         11,760         10,382

8.   Statutory Accounting

     AMFLIC prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Illinois. Effective January 1, 2001, the State of Illinois required that insurance companies domiciled in the State of Illinois prepare their statutory basis financial statements in accordance with the NAIC Accounting practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Illinois insurance commissioner. No significant permitted practices are used to prepare AMFLIC's statutory Financial Statements.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.   Statutory Accounting (continued)

     Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual were reported in the statutory financial statements as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of adoption, AMFLIC reported a change of accounting principle, as an adjustment that increased statutory unassigned surplus, of $200,000 as of January 1, 2001. This net amount included an increase in net deferred tax assets of $12,500,000 offset by a related increase in nonadmitted assets of $12,300,000. The effect of other codification related changes was immaterial.

     At December 31, 2001 and 2000, AMFLIC had statutory stockholder's equity of $49,193,000 and $43,093,000, respectively. AMFLIC's statutory net loss was $1,331,000, $5,964,000 and $2,947,000 for the years ended December 31,
     2001, 2000 and 1999, respectively.

     Generally, AMFLIC is restricted by state insurance laws as to amounts it may pay in the form of dividends, loans or advances without the approval of the Illinois Insurance Department. Under these restrictions, during 2001 no dividends may be paid out and loans and advances in excess of $12,298,000 may not be transferred without the approval of the Illinois Insurance Department.

9.   Statement of Cash Flows

     In addition to the cash activities shown in the statement of cash flows, the following transactions, occurred:

     In thousands                     2001           2000           1999
     ---------------------------------------------------------------------
     Interest added to universal
       life contracts and other
       deposit funds               $   2,910      $  2,478       $  2,214
                                   =======================================

10.  Related Party Transactions

     AMFLIC has no full-time employees or office facilities. Effective January 1, 1999, AMFLIC entered into a shared services agreement with an affiliate. As part of this agreement, administration and general expenses are allocated to AMFLIC based on actual work performed. Allocated expenses for the years ended December 31, 2001, 2000 and 1999, were $13,390,000,
     $17,258,000 and $20,084,000, respectively.

     AMFLIC participates in a program of short-term borrowing with AGC to maintain its long-term investment commitments. AMFLIC had no short-term borrowing in 2001 or 2000.

11.  Litigation

     AMFLIC is a party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who exclude themselves from market conduct settlements. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, we believe that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AMFLIC's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgement in any given suit.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

12.  SUBSEQUENT EVENT

     Effective December 31, 2002 AMFLIC and its parent FLIC will merge with American General Life Insurance Company, another indirect, wholly-owned subsidiary of AGC.

                       THE FRANKLIN LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS



                               FOR THE YEARS ENDED
                        DECEMBER 31, 2001, 2000 and 1999

                       THE FRANKLIN LIFE INSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
                   -------------------------------------------

                                                            PAGE
                                                            ----
Report of Independent Auditors                                 1

Consolidated Statement of Income                               2

Consolidated Balance Sheet                                     3

Consolidated Statement of Shareholder's Equity                 4

Consolidated Statement of Comprehensive Income                 4

Consolidated Statement of Cash Flows                           5

Notes to Consolidated Financial Statements                6 - 18

                         REPORT OF INDEPENDENT AUDITORS

                              _____________________

Board of Directors
    and Shareholder
The Franklin Life Insurance Company

We have audited the accompanying consolidated balance sheet of The Franklin Life Insurance Company (an indirect wholly-owned subsidiary of American International Group) (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of income, shareholder's equity, comprehensive income, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Franklin Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1.3 to the consolidated financial statements, in 2001, the Company changed its method of accounting for derivatives.

                                 /s/ ERNST & YOUNG LLP
                                 ---------------------
Chicago, Illinois
February 5, 2002, except footnote 14
as to which the date is
December 20, 2002

                       THE FRANKLIN LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENT OF INCOME
                                  (In millions)

                                                           FOR THE YEARS ENDED DECEMBER 31
                                                           2001         2000        1999
                                                      ------------------------------------
Revenues
   Premiums and other considerations                  $   263.4   $    289.0     $   304.2
   Insurance charges                                       56.6         55.3          51.7
   Net investment income                                  447.2        474.6         496.4
   Realized investment gains (losses)                     (35.8)        (9.9)          3.0
   Broker/dealer sales income                              62.0         80.6          64.1
   Other revenues                                           6.1          8.1           9.3
                                                      ------------------------------------
        Total revenues                                    799.5        897.7         928.7

 Benefits and expenses
   Insurance and annuity benefits
        Death claims and other policy benefits            241.2        271.7         252.3
        Investment-type contracts                         123.3        139.0         149.7
        Dividends to policyholders                         71.2         80.0          82.9
        Change in policy reserves                           8.2         (1.6)        (12.3)
   Operating costs and expenses                            63.1         73.2          82.7
   Commissions - broker/dealer                             57.4         74.4          59.4
   Commissions - other                                     45.0         59.9          62.0
   Change in deferred policy acquisition costs             (5.7)       (21.0)        (23.0)
   Change in cost of insurance purchased                    9.7         15.2          47.3
   Restructure charges                                     26.1            -             -
   Litigation settlement                                      -            -          (2.0)
                                                      ------------------------------------
        Total benefits and expenses                       639.5        690.8         699.0
                                                      ------------------------------------

Income before income tax expense and cumulative
   effect of change in accounting principle               160.0        206.9         229.7
Income tax expense
   Current expense                                         55.7         45.3          39.2
   Deferred expense (benefit)                              (5.0)        26.1          39.6
                                                      ------------------------------------
        Total income tax expense                           50.7         71.4          78.8
                                                      ------------------------------------
Income before cumulative effect of change in
   accounting principle                                   109.3        135.5         150.9
Cumulative effect of change in
   accounting principle, net of tax                        (0.3)           -             -
                                                      ------------------------------------
Net income                                            $   109.0   $    135.5     $   150.9
                                                      ====================================

                 See Notes to Consolidated Financial Statements.

                       THE FRANKLIN LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                        (In millions, except share data)

                                                                                  AT DECEMBER 31
                                ASSETS                                           2001        2000
                                                                            -----------------------
Investments
   Fixed maturity securities (amortized cost: $4,374.7, $4,660.5)           $  4,544.0    $ 4,780.0
   Mortgage loans on real estate                                                 434.1        471.3
   Equity securities (cost: $0.7, $0.6)                                            0.1          0.6
   Policy loans                                                                  348.4        351.7
   Other long-term investments                                                    99.9         85.9
   Short-term investments                                                        123.7         59.2
                                                                            -----------------------
     Total investments                                                         5,550.2      5,748.7
Cash                                                                               7.5         14.0
Accrued investment income                                                         75.5         83.8
Intercompany notes receivable                                                    276.0        116.0
Intercompany receivable                                                            8.9          2.3
Preferred stock of affiliates, at cost                                             8.5          8.5
Receivable from brokers for securities sales                                      99.8          5.4
Receivable from agents, less allowance ($6.5; $5.4)                                9.5         11.2
Amounts recoverable from reinsurers                                               22.9         27.1
Deferred policy acquisition costs                                                182.2        186.8
Cost of insurance purchased                                                      302.0        345.7
Property & equipment, at cost less accumulated depreciation ($26.2, $20.8)        33.8         36.8
Other assets                                                                      23.3         23.8
Assets held in separate accounts                                                 581.2        669.3
                                                                            -----------------------
     Total assets                                                           $  7,181.3      7,279.4
                                                                            =======================
                                   LIABILITIES
Insurance and annuity liabilities
    Life, annuity and accident and health reserves                          $  2,866.5    $ 2,868.6
    Investment-type contract deposits and dividend accumulations               2,255.4      2,355.4
    Participating policyholders' interests                                       163.9        179.0
    Policy and contract claims                                                    20.7         28.6
    Other                                                                         49.1         51.0
Income tax liabilities (recoverable)
    Current                                                                      (27.6)        (8.8)
    Deferred                                                                     (18.9)       (17.3)
Intercompany payables                                                              1.2          0.6
Payable to broker for securities purchases                                        90.1          1.8
Accrued expenses and other liabilities                                            86.1         71.7
Liabilities related to separate accounts                                         581.2        669.3
                                                                            -----------------------
      Total liabilities                                                        6,067.7      6,199.9
                              SHAREHOLDER'S EQUITY
Common stock ($2  par value; 30,000,000 shares authorized,
    21,002,000 shares issued and outstanding)                                     42.0         42.0
Paid-in capital                                                                  922.7        922.7
Retained earnings                                                                113.4         86.4
Accumulated other comprehensive income                                            35.5         28.4
                                                                            -----------------------
      Total shareholder's equity                                               1,113.6      1,079.5
                                                                            -----------------------
      Total liabilities and shareholder's equity                            $  7,181.3    $ 7,279.4
                                                                            =======================

                 See Notes to Consolidated Financial Statements.

                       THE FRANKLIN LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
                                  (In millions)

                                                                             FOR THE YEARS ENDED DECEMBER 31
                                                                        2001               2000               1999
                                                                 --------------------------------------------------------
Common stock, balance at beginning and end of year               $         42.0      $         42.0      $         42.0
                                                                 --------------------------------------------------------
Paid-in capital
    Balance at beginning of year                                          922.7               923.3               923.1
    Tax refund from American Brands                                         -                   -                   1.4
    Expenses paid by Franklin on behalf of AGC                              -                  (0.6)               (1.2)
                                                                 --------------------------------------------------------
    Balance at end of year                                                922.7               922.7               923.3
                                                                 --------------------------------------------------------

Retained earnings
    Balance at beginning of year                                           86.4                75.9                38.0
    Net income                                                            109.0               135.5               150.9
    Dividends paid to parent                                              (82.0)             (125.0)             (113.0)
                                                                 --------------------------------------------------------
    Balance at end of year                                                113.4                86.4                75.9
                                                                 --------------------------------------------------------

Accumulated other comprehensive income
       Balance at beginning of year                                        28.4                31.5               157.9
       Change in net unrealized gains (losses) on securities                7.1                (3.1)             (126.4)
                                                                 --------------------------------------------------------
       Balance at end of year                                              35.5                28.4                31.5
                                                                 --------------------------------------------------------
Total shareholder's equity at end of year                        $      1,113.6      $      1,079.5      $      1,072.7
                                                                 ========================================================


                 CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
                                  (In millions)

                                                                             FOR THE YEARS ENDED DECEMBER 31
                                                                        2001                2000               1999
                                                                 --------------------------------------------------------
Net income                                                       $        109.0      $        135.5      $        150.9
Other comprehensive income (loss)
  Gross change in unrealized gains (losses) on securities
     (pretax: $(17.6), $(14.3), $(190.5))                                 (11.4)               (9.3)             (123.7)
  Less: gains (losses) realized in net income
     (pretax: $(28.5), $(9.5), $4.1)                                      (18.5)               (6.2)                2.7
                                                                 --------------------------------------------------------
     Change in net unrealized gains (losses) on
       securities (pretax: $10.9, $(4.8), $(194.6))                         7.1                (3.1)             (126.4)
                                                                 --------------------------------------------------------
Comprehensive income                                             $        116.1      $        132.4      $         24.5
                                                                 ========================================================

                 See Notes to Consolidated Financial Statements.

                       THE FRANKLIN LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                  (In millions)

                                                                                  FOR THE YEARS ENDED DECEMBER 31
                                                                              2001              2000              1999
                                                                       -------------------------------------------------------
Operating activities
   Net income                                                          $       109.0     $       135.5      $       150.9
   Reconciling adjustments
     Insurance and annuity liabilities                                         (12.9)             (6.9)             (34.5)
     Investment losses (gains)                                                  35.6              10.0               (2.6)
     Investment write-downs and change in reserves                               -                (0.1)              (0.4)
     Deferred policy acquisition costs                                          (5.7)            (21.0)             (23.0)
     Cost of insurance purchased                                                 9.7              15.2               47.3
     Interest credited, net of charges on investment
       contract deposits                                                        35.9              47.1               60.1
     Other, net                                                                (63.2)            (65.6)             (34.6)
                                                                       -------------------------------------------------------
       Net cash provided by operating activities                               108.4             114.2              163.2
                                                                       -------------------------------------------------------

Investing activities
   Investment purchases
     Available-for-sale                                                     (2,503.0)           (908.7)          (1,348.8)
     Other investments                                                         (80.6)           (114.3)            (124.5)
   Investment calls, maturities and sales
     Available-for-sale                                                      2,875.4           1,212.6            1,543.9
     Other investments                                                          39.6              85.3               91.4
   Net decrease (increase) in short-term investments                           (64.5)            (13.5)              28.9
   Net additions to property and equipment                                      (5.0)             (6.6)              (8.7)
                                                                       -------------------------------------------------------
     Net cash provided by investing activities                                 261.9             254.8              182.2
                                                                       -------------------------------------------------------

Financing activities
   Policyholder account deposits                                               138.6             176.0              219.6
   Policyholder account withdrawals                                           (273.4)           (448.6)            (435.6)
   Tax refund from American Brands                                               -                 -                  1.4
   Expenses paid by Franklin on behalf of AGC                                    -                (0.6)              (1.2)
   Intercompany note receivable                                               (160.0)              -                  -
   Proceeds from intercompany borrowings                                        51.4               1.3               76.2
   Repayments of intercompany borrowings                                       (51.4)             (1.3)             (76.2)
   Dividend payments                                                           (82.0)           (125.0)            (113.0)
                                                                       -------------------------------------------------------
     Net cash used for financing activities                                   (376.8)           (398.2)            (328.8)
                                                                       -------------------------------------------------------
     Net increase (decrease) in cash                                            (6.5)            (29.2)              16.6
Cash at beginning of year                                                       14.0              43.2               26.6
                                                                       -------------------------------------------------------
Cash at end of year                                                    $         7.5     $        14.0      $        43.2
                                                                       =======================================================

                 See Notes to Consolidated Financial Statements.

                       THE FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   Significant Accounting Policies

1.1  Nature of Operations

     The Franklin Life Insurance Company (Franklin) and its subsidiaries, headquartered and domiciled in Springfield, Illinois, provide life insurance and annuity products to middle-income customers in all states (except New York) and in the District of Columbia, Puerto Rico and U.S. Virgin Islands. Franklin serves this customer base through 2,570 agents.

1.2  Preparation of Financial Statements

     The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP) and include the accounts of Franklin, and its subsidiaries, The American Franklin Life Insurance Company (AMFLIC) and Franklin Financial Services Corporation (FFSC), a broker dealer. All material intercompany transactions have been eliminated in consolidation.

     Franklin is an indirect, wholly-owned subsidiary of American General Corporation (American General). While Franklin was neither purchased nor merged with another entity during the year ended December 31, 2001, on August 29, 2001, American General was acquired by American International Group, Inc. (AIG), a Delaware corporation, and was accounted for as a pooling. In connection with the acquisition, AIG issued approximately 290 million shares of its common stock in exchange for all of the outstanding common stock of American General based on an exchange ratio of 0.5790 of a share of AIG common stock for each share of American General common stock. In conjunction with the acquisition, Franklin incurred restructure costs totaling $26.1 million covering primarily software, severance costs, and other employee and agent benefits.

     Management must make estimates and assumptions that affect amounts reported in the financial statements and in disclosures of contingent assets and liabilities. Ultimate results could differ from these estimates.

1.3  Investments

     Fixed Maturity and Equity Securities. All fixed maturity and equity securities held at December 31, 2001 and 2000 were classified as available-for-sale and reported at fair value. We adjust related balance sheet accounts as if unrealized gains (losses) had been realized, and record the net adjustment in accumulated other comprehensive income (loss) in shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and we consider the decline to be other than temporary, we reduce the security's amortized cost to its fair value and recognize a realized loss.

     At various times, we hold trading securities and report them at fair value. We held no trading securities at December 31, 2001 or 2000. Realized and unrealized gains (losses) related to trading securities are included in net investment income; however, trading securities did not have a material effect on net investment income in 2001, 2000 or 1999.

     Limited partnership investments, reported in other long term investments, are accounted for under the equity method of accounting. For those limited partnerships that report changes in the fair value of underlying equity investments in earnings, we record our proportionate interest in investment gains (losses).

     Mortgage Loans. Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is primarily based on a loan-specific review.

     We consider loans to be impaired when collection of all amounts due under the contractual terms is not probable. Franklin generally looks to the underlying collateral for repayment of these loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

     Policy Loans. Policy loans are reported at unpaid principal balance.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.3  Investments (continued)

     Short-term Investments. Short-term investments include investments with maturities of less than one year at the date of acquisition and are carried at amortized cost, which approximates fair value.

     Investment Real Estate. We classify investment real estate as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

     Dollar Roll Agreements. Dollar rolls are agreements to sell mortgage-backed securities and to repurchase substantially the same securities at a specified price and date in the future. We account for dollar rolls as short-term collateralized financings and include the repurchase obligation in other liabilities. There were no dollar rolls outstanding at December 31, 2001 or 2000.

     Investment Income. Interest on fixed maturity securities, policy loans and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount as appropriate. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

     We recognize income on mortgage-backed securities using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, we calculate a new effective yield and adjust the net investment in the security accordingly. The adjustment is recognized in net investment income.

     Realized Investment Gains (Losses). We recognize realized investment gains (losses) using the specific identification method.

     Derivatives. On January 1, 2001, Franklin adopted Statement of Financial Accounting Standards (SFAS) 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, which requires all derivative instruments to be recognized at fair value in the balance sheet. The cumulative effect of adopting this change in accounting principle was $0.3 million, net of tax. Subsequent changes in the fair value of a derivative instrument are reported in net income.

1.4  Separate Accounts

     Separate accounts are assets and liabilities associated with certain life and annuity contracts for which the investment risk lies predominantly with the contract holder. The liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statement of income. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

1.5  Deferred Policy Acquisition Costs (DPAC)

     Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

     DPAC associated with interest-sensitive life insurance contracts, insurance investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The interest assumption used to compute estimated gross profits with respect to participating life insurance contracts was 7.75% at December 31, 2001, 2000 and 1999, respectively. If our estimate of future gross profits changes significantly, we recalculate DPAC balances using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC amortization. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.5  Deferred Policy Acquisition Costs (DPAC) (continued)

     DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

     We review the carrying amount of DPAC on at least an annual basis. We consider estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

1.6  Cost of Insurance Purchased (CIP)

     The cost assigned to certain insurance contracts in force at January 31, 1995, the date of American General's acquisition of Franklin, is reported as CIP. Interest is accreted on the unamortized balance of CIP at rates of 6.19% to 8.25%. CIP is charged to expense, including adjustments for revised assumptions, and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DPAC. We review the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DPAC.

1.7  Insurance and Annuity Liabilities

     Substantially all of Franklin's insurance and annuity liabilities relate to long-duration contracts. Franklin normally cannot change or cancel these contracts.

     For interest-sensitive life and insurance investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for non-participating long-duration life insurance contracts are calculated using the net level premium method based on estimates of the cost of future policy benefits to be paid as a result of present and future claims due to death, disability, surrender of a policy, or payment of an endowment. Interest assumptions used to compute reserves for non-participating long-duration contracts ranged from 6.70% to 7.45% at December 31, 2001.

     Reserves for participating long-duration life insurance contracts are based on our estimates of the cost of future policy benefits, using the net level premium method and the nonforfeiture interest rate and mortality table of the applicable insurance contracts.

1.8  Premium Recognition

     Most receipts for annuities and interest-sensitive life insurance contracts are classified as deposits instead of revenues. Revenues for these contracts include mortality, expense, and surrender charges. Policy charges that compensate Franklin for future services are deferred and recognized over the period earned, using the same assumptions used to amortize DPAC.

     For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in a constant relationship to insurance in force. For all other long-duration contracts, premiums are recognized when due.

1.9  Participating Life Insurance

     Participating life insurance contracts contain dividend payment provisions that entitle the policyholders to participate in the earnings of the contracts. Participating life insurance accounted for 33% and 40% of life insurance in force at December 31, 2001 and 2000, respectively, and 75%, 76%, and 77% of premiums and other considerations for the years ended December 31, 2001, 2000, and 1999, respectively. The portion of earnings allocated to participating policyholders is excluded from net income and shareholder's equity.

     We determine annual dividends to be paid on participating life insurance contracts based on estimates of the contracts' earnings. Policyholder dividends were $71.2 million, $80.0 million, and $82.9 million in 2001, 2000, and 1999 respectively.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.10 Reinsurance

     Franklin limits its exposure to loss on any individual life to no more than $2.1 million by ceding additional risks through reinsurance contracts with other insurers. If a reinsurer is not able to meet its obligations, Franklin remains liable.

     Franklin records a receivable for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

1.11 Income Taxes

     Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, using the enacted tax rates expected to be in effect when the temporary differences reverse. State income taxes are included in income tax expense.

1.12 Reclassification

     Certain prior year amounts have been reclassified to conform to the 2001 presentation.

2.   Investments

2.1  Fixed Maturity and Equity Securities

     Valuation. Cost or amortized cost and fair value of fixed maturity and equity securities at December 31 were as follows:

                                                                                     2001
                                                      ---------------------------------------------------------------------
                                                          Cost or            Gross            Gross
                                                         Amortized        Unrealized        Unrealized          Fair
         In millions                                        Cost             Gains            Losses           Value
         ------------------------------------------------------------------------------------------------------------------
         Fixed maturity securities
             Corporate bonds
               Investment  grade                       $     2,337.0    $        130.0    $        17.2     $     2,449.8
               Below investment grade                          406.5               7.2             33.2             380.5
             Mortgage-backed                                   981.7              46.9              5.1           1,023.5
             Public utilities                                  535.5              36.7              5.3             566.9
             U.S. government                                    74.0               6.3              0.3              80.0
             Foreign governments                                37.4               3.4              0.3              40.5
             States/political subdivisions                       2.6               0.2              -                 2.8
                                                      ---------------------------------------------------------------------
                 Total fixed maturity securities       $     4,374.7    $        230.7    $        61.4     $     4,544.0
                                                      =====================================================================
         Equity securities                             $         0.7    $          -      $         0.6     $         0.1
                                                      =====================================================================

                                                                                     2000
                                                      --------------------------------------------------------------------
                                                          Cost or            Gross             Gross
                                                         Amortized        Unrealized        Unrealized          Fair
         In millions                                        Cost             Gains            Losses           Value
         -----------------------------------------------------------------------------------------------------------------
         Fixed maturity securities
             Corporate bonds
                Investment grade                      $     2,683.0     $        107.6   $        41.2     $     2,749.4
                Below investment grade                        339.9                2.4            44.1             298.2
             Mortgage-backed                                  936.2               45.6             0.6             981.2
             Public utilities                                 565.6               42.9             2.6             605.9
             U.S. government                                   89.7                7.9             -                97.6
             Foreign governments                               41.0                2.8             1.3              42.5
             States/political subdivisions                      4.1                0.2             -                 4.3
             Redeemable preferred stocks                        1.0                -               0.1               0.9
                                                      --------------------------------------------------------------------
                 Total fixed maturity securities      $     4,660.5     $        209.4   $        89.9     $     4,780.0
                                                      ====================================================================
         Equity securities                            $         0.6     $          0.2   $         0.2     $         0.6
                                                      ====================================================================

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.1  Fixed Maturity and Equity Securities (continued)

     Maturities. The contractual maturities of fixed maturity securities at December 31, 2001 were as follows:

                                                                                 Cost or
                                                                                Amortized               Fair
         In millions                                                               Cost                 Value
         ----------------------------------------------------------------------------------------------------------
         Fixed maturity securities, excluding mortgage-backed
         securities, due
              In one year or less                                           $        186.1       $        190.7
              In years two through five                                              936.6                984.2
              In years six through ten                                             1,248.2              1,269.2
              After ten years                                                      1,022.1              1,076.4
         Mortgage-backed securities                                                  981.7              1,023.5
                                                                          -----------------------------------------
              Total fixed maturity securities                               $      4,374.7       $      4,544.0
                                                                          =========================================

     Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. Franklin may sell investments before maturity to achieve corporate requirements and investment strategies.

     Net Unrealized Gains (Losses). Net unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income (loss) at December 31 were as follows:

         In millions                                                   2001                       2000
         ---------------------------------------------------------------------------------------------------
         Gross unrealized gains                             $             230.7         $            209.6
         Gross unrealized losses                                          (62.0)                     (90.1)
         DAC and CIP fair value adjustments                              (112.9)                     (75.2)
         Deferred federal income taxes                                    (18.9)                     (15.3)
         Other, net                                                        (1.4)                      (0.6)
                                                            ------------------------------------------------
         Net unrealized gains on securities                 $              35.5         $             28.4
                                                            ================================================

2.2  Mortgage Loans on Real Estate

     Diversification. Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, Franklin generally requires loan-to-value ratios of 75% or less, based on our credit assessment of the borrower. At December 31, the mortgage loan portfolio was distributed as follows:

          In millions                                           2001                      2000
          ------------------------------------------------------------------------------------------------
          Geographic distribution
               Atlantic                                $          160.4        $          177.5
               Central                                            204.5                   205.8
               Pacific and Mountain                                72.3                    91.1
               Allowance for losses                                (3.1)                   (3.1)
                                                       ---------------------------------------------------
                  Total                                $          434.1        $          471.3
                                                       ===================================================
          Property type
               Retail                                  $          250.6        $          265.4
               Office                                              98.4                   108.5
               Industrial                                          30.3                    40.1
               Other                                               57.9                    60.4
               Allowance for losses                                (3.1)                   (3.1)
                                                       ---------------------------------------------------
                  Total                                $          434.1        $          471.3
                                                       ===================================================

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.2  Mortgage Loans on Real Estate (continued)

     Allowance. Activity in the allowance for mortgage loan losses was as follows:

         In millions                                       2001                 2000                1999
         --------------------------------------------------------------------------------------------------------
         Balance at January 1                         $        3.1       $        3.2         $         3.7
         Net change in allowance *                             -                 (0.1)                 (0.5)
                                                    -------------------------------------------------------------
         Balance at December 31                       $        3.1       $        3.1         $         3.2
                                                    =============================================================

     * Charged to realized investment gains (losses).

     Impaired Loans. Impaired mortgage loans were $3.3, zero, and $1.3 million at December 31, 2001, 2000, and 1999, respectively. Interest income related to impaired loans was $0.4 in 2001 and zero in 2000 and 1999.

2.3  Investment Income

     Income investment was as follows:

         In millions                                     2001                 2000                 1999
         -------------------------------------------------------------------------------------------------------
         Fixed maturity securities               $         389.0      $         393.7      $          427.1
         Mortgage loans on real estate                      40.2                 43.2                  47.8
         Policy loans                                       21.9                 21.1                  19.8
         Other                                               2.9                 22.5                   9.3
                                                 ---------------------------------------------------------------
              Gross investment income                      454.0                480.5                 504.0
         Investment expense                                  6.8                  5.9                   7.6
                                                 ---------------------------------------------------------------
              Net investment income              $         447.2      $         474.6       $         496.4
                                                 ==============================================================

     The carrying amount of investments that produced no investment income during 2001 totaled $80.4 million, or less than 1.5% of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on our results of operations and financial position.

     Derivative financial instruments related to investment securities did not have a material effect on net investment income in 2001, 2000, or 1999.

2.4  Realized Investment Gains (Losses)

     Realized investment gains (losses), net of DPAC and CIP amortization, were as follows:

         In millions                                               2001               2000               1999
         ------------------------------------------------------------------------------------------------------------
         Fixed maturity securities
             Gross gains                                    $          34.4      $          6.4     $         28.4
             Gross losses                                             (57.7)              (35.9)             (19.8)
                                                            --------------------------------------------------------
                Total fixed maturity securities                       (23.3)              (29.5)               8.6
                                                            --------------------------------------------------------
         Equity securities
             Gross losses                                               -                  (0.3)              (0.2)
         Mortgage loans on real estate                                 (0.1)                0.3               (0.3)
         Real estate                                                   (0.4)               (1.6)              (0.1)
         Other long-term investments                                   (1.1)               (0.3)               0.5
         Fair value adjustments in equity partnerships                 (3.3)                3.6                -
          DPAC/CIP amortization and investment
            expense                                                    (7.6)               17.9               (5.5)
                                                            --------------------------------------------------------
                Investment gains (losses)                   $         (35.8)     $         (9.9)    $          3.0
                                                            ========================================================

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.4  Realized Investment Gains (Losses) (continued)

     Voluntary sales of investments resulted in the following realized gains (losses):

                                                                                                Realized
                                                                                   ------------------------------------
         In millions                           Category               Proceeds          Gains            Losses
         --------------------------------------------------------------------------------------------------------------
                     2001             Available-for-sale          $     2,123.2    $      27.5     $      (16.1)
         ==============================================================================================================
                     2000             Available-for-sale          $       836.3    $       6.4     $      (28.8)
         ==============================================================================================================
                     1999             Available-for-sale          $     1,029.4    $      28.4     $      (17.9)
         ==============================================================================================================

2.5  Investments on Deposit

     At December 31, 2001 and 2000, bonds and other investments with a carrying value of $19.0 million and $18.3 million, respectively, were on deposit with regulatory authorities to comply with state insurance laws.

2.6  Investment Commitments and Restrictions

     Franklin is committed to make $22.2 million of additional cash infusions to its limited partnership investments under the terms of the partnership agreements.

     Franklin is restricted by the insurance laws of its domiciliary state as to the amount which it can invest in any entity. At December 31, 2001 and 2000, Franklin's largest investment in any one entity other than U.S. government obligations and related party amounts was $52.5 million and $53.3 million, respectively.

3.   Deferred Policy Acquisition Costs (DPAC)

     Activity in DPAC was as follows:

         In millions                                                 2001                 2000                  1999
         ---------------------------------------------------------------------------------------------------------------------
         Balance at January 1                                 $        186.8      $         220.7       $        143.0
         Deferrals                                                      29.8                 43.9                 46.7
         Accretion of interest                                          14.5                 14.2                 11.3
         Amortization                                                  (38.6)               (37.1)               (35.0)
         Effect of unrealized (gains) losses on securities
                                                                        (8.8)               (59.0)                55.5
         Effect of realized investment losses (gains)                   (1.5)                 4.1                 (0.8)
                                                             -----------------------------------------------------------------
         Balance at December 31                               $        182.2      $         186.8       $        220.7
                                                             =================================================================

4.   Cost of Insurance Purchased (CIP)

     Activity in CIP was as follows:

         In millions                                                 2001                  2000                1999
         ------------------------------------------------------------------------------------------------------------------
         Balance at January 1                                $        345.7        $       400.7         $       228.5
         Accretion of interest                                         28.4                 36.3                  38.4
         Additions                                                      6.8                  8.4                  10.5
         Amortization                                                 (44.9)               (59.9)                (96.2)
         Effect of unrealized (gains) losses on securities            (28.9)               (54.8)                224.6
         Effect of realized investment losses (gains)                  (5.1)                15.0                  (3.4)
         Other changes                                                  -                    -                    (1.7)
                                                             --------------------------------------------------------------
         Balance at December 31                              $        302.0        $       345.7         $       400.7
                                                             ==============================================================

     CIP amortization, net of interest accretion and additions, expected to be recorded in each of the next five years is $16.2 million, $17.9 million, $16.8 million, $15.4 million and $15.1 million.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.   Income Taxes

     For the period from January 1, 2001 to August 29, 2001, Franklin will file a life/life consolidated federal income tax return with AMFLIC. The method of allocation of tax expense among the companies is subject to a written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses and tax credits. Consolidated alternative minimum tax, excise tax or surtax, if any, is allocated separately. The tax liability of each subsidiary under this agreement shall not exceed the amount such subsidiary would have paid if it had filed on a separate return basis. Intercompany tax balances are to be settled no later than thirty (30) days after the date of filing the consolidated return.

     As previously stated, American General was acquired by AIG on August 29, 2001. For the period August 30, 2001 to December 31, 2001, Franklin will join in the filing of a consolidated federal income tax return with its upstream parent, AGC Life Insurance Company (AGC Life) and its life insurance company subsidiaries. Franklin has a written agreement with AGC Life setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life agrees not to charge Franklin a greater portion of the consolidated tax liability than would have been paid by Franklin had it filed a separate federal income tax return. In addition, AGC Life agrees to reimburse Franklin for the tax benefits from net losses, if any, within the ninety days after the filing of the consolidated federal income tax return for the year in which the losses are used.

     A reconciliation between the Federal income tax rate and the effective tax rate follows:

                                                            2001              2000             1999
                                                      -----------------------------------------------------
         Federal income tax rate                               35.0 %            35.0 %           35.0 %
         Tax-exempt investment income                          (0.5)             (0.7)            (0.7)
         State taxes, net                                       1.0               0.6              0.4
         Tax credits                                           (2.9)              -                -
         Other                                                 (1.0)             (0.4)            (0.4)
                                                      -----------------------------------------------------
         Effective tax rate                                    31.6 %            34.5 %           34.3 %
                                                      =====================================================

5.1  Deferred Tax Liabilities

     Components of deferred tax liabilities and assets, included in income tax liabilities on the balance sheet, at December 31 were as follows:

         In millions                                                    2001                  2000
         ---------------------------------------------------------------------------------------------------
         Deferred tax liabilities, applicable to:
               DPAC and CIP                                     $          116.8       $         131.9
               Basis differential of investments                            50.8                  29.3
               Other                                                        14.6                  16.8
                                                                --------------------------------------------
                  Total deferred tax liabilities                           182.2                 178.0
                                                                --------------------------------------------

         Deferred tax assets, applicable to:
               Policy reserves                                            (119.0)               (116.3)
               Participating policyholders' interests                      (57.3)                (62.6)
               Postretirement benefits                                      (2.3)                 (2.6)
               Basis differential of investments                            (3.0)                 (1.4)
               Litigation settlement costs                                  (0.7)                 (1.0)
               Other                                                       (18.8)                (11.4)
                                                                --------------------------------------------
                  Total deferred tax assets                               (201.1)               (195.3)
                                                                --------------------------------------------
         Net deferred tax asset                                 $          (18.9)      $         (17.3)
                                                                ============================================

         Franklin expects adequate future taxable income to realize the deferred tax assets. Accordingly, no valuation allowance is considered necessary.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.1  Deferred Tax Liabilities (continued)

     A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $200 million at December 31, 2001. At current corporate income tax rates, the associated tax is approximately $70 million. We have not recorded these deferred income taxes because we do not expect to make any distributions.

5.2  Taxes Paid

     Income taxes paid were as follows:

         In millions                                       2001                 2000                1999
         --------------------------------------------------------------------------------------------------------
         Federal                                      $       72.0       $       56.3         $        24.3
          State                                                1.9                1.4                   1.7

6.   Benefit Plans

6.1  Pension Plans

     Most Franklin employees are covered by American General's non-contributory defined benefit pension plan. Pension benefits are based on the participant's compensation and length of credited service.

     At December 31, 2001, the plans' assets were invested as follows: (1) 63% in equity mutual funds managed outside the American General group; (2) 30% in fixed income mutual funds managed by one of American General's subsidiaries; and (3) 7% in American General common stock. The benefit plans have purchased annuity contracts from various American General subsidiaries to provide approximately $56.2 million of future annual benefits to certain American General retirees.

     American General's funding policy is to contribute annually no more than the maximum amount deductible for Federal income tax purposes. Franklin's portion of the funded status of the plans and the prepaid pension expense included in other assets at December 31 were as follows:

         In millions                                               2001                 2000                1999
         ---------------------------------------------------------------------------------------------------------------
         Projected benefit obligation (PBO)                $           19.5     $          18.0      $          34.7
         Plan assets at fair value                                     15.5                24.2                 56.2
                                                           -------------------------------------------------------------
             Funded status (underfunded)                               (4.0)                6.2                 21.5
         Other unrecognized items, net                                 17.4                 9.9                 (6.2)
                                                           -------------------------------------------------------------
             Prepaid pension expense                       $           13.4     $          16.1      $          15.3
                                                           =============================================================

     2000 and subsequent amounts were affected by the transfer of certain Franklin employees to the American General Shared Services Company.

     The components of pension expense and underlying assumptions were as follows:

         In millions                                                   2001            2000            1999
         --------------------------------------------------------------------------------------------------------
         Service cost (benefits earned)                           $       0.1     $      0.2      $    1.0
         Interest cost                                                    1.3            1.4           2.6
         Expected return on plan assets                                  (1.9)          (2.5)         (5.0)
         Recognized net actuarial loss                                    0.3            -              -
                                                                  -----------------------------------------------
             Pension income                                       $      (0.2)    $     (0.9)     $   (1.4)
                                                                  ===============================================
         Discount rate on benefit obligation                             7.25%          8.00%         7.75%
         Rate of increase in compensation levels                         4.25%          4.50%         4.25%
         Expected long-term rate of return on plan assets               10.35%         10.35%        10.35%

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.2  Postretirement Benefits Other Than Pensions

     Under the American General Voluntary Employee Benefit Account Plan (VEBA), Franklin has life, medical, supplemental major medical, and dental benefits for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. Franklin reserves the right to change or eliminate these benefits at any time.

     The American General life plans are insured through December 31, 2002. The majority of the American General retiree medical and dental plans are unfunded and self-insured. Franklin's portion of the accrued liability for postretirement benefits was $5.3 million and $6.6 million at December 31, 2001 and 2000, respectively. These liabilities were discounted at the same rates used for the pension plans. Franklin's portion of the postretirement benefit expense was $0.6 million, $0.7 million, and $0.7 million for the years ended December 31, 2001, 2000, and 1999, respectively.

     For measurement purposes, a 10.0% annual rate of increase in the per capita cost of covered medical benefits was assumed for 2001. The rate was assumed to remain unchanged through 2003 and then decrease to 7.5% for 2004 and 5.0% thereafter.

7.   Fair Value of Financial Instruments

     Carrying amounts and fair values for certain of Franklin's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of Franklin's assets and liabilities, including the values of underlying customer relationships and distribution systems, and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.

                                                                 2001                                 2000
                                                --------------------------------------------------------------------------
                                                     Carrying            Fair             Carrying             Fair
     In millions                                      Amount            Value              Amount             Value
     ---------------------------------------------------------------------------------------------------------------------
     Assets
          Fixed maturity securities               $     4,544.0     $    4,544.0     $     4,780.0       $    4,780.0
         Mortgage loans on real estate                    434.1            460.8             471.3              489.1
         Equity securities                                  0.1              0.1              83.2               83.2
         Policy loans                                     348.4            348.4             351.7              351.7
         Short-term investments                           123.7            123.7              59.2               59.2
         Assets held in separate accounts                 581.2            581.2             669.3              669.3
     Liabilities
         Insurance investment contracts                 1,256.6          1,240.1           1,342.7            1,313.5
         Dividend accumulations                           825.0            825.0             817.0              817.0
         Liabilities related to separate
           accounts                                       581.2            581.2             669.3              669.3

     We used the following methods and assumptions to estimate the fair value of financial instruments.

     Fixed Maturity and Equity Securities. Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, we estimated the fair values using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

     Mortgage Loans on Real Estate. We estimated the fair value of mortgage loans primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     Policy Loans. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value. The weighted average interest rate on policy loans was 6.2% in 2001 and 6.3% in 2000.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7.   Fair Value of Financial Instruments (continued)

     Assets and Liabilities Related to Separate Accounts. We valued separate account assets and liabilities based on quoted net asset value per share of the underlying mutual funds.

     Insurance Investment Contracts. We estimated the fair value of insurance investment contracts using cash flows discounted at market interest rates.

     Dividend Accumulations. Fair value disclosed for dividend accumulations equals the amount of dividends payable on demand at the reporting date.

8.   Reinsurance

     Reinsurance premiums included in premiums and other considerations were as follows:

     In millions                                                   2001                    2000                    1999
     ---------------------------------------------------------------------------------------------------------------------------
     Direct premiums and other considerations            $        277.9          $        298.2          $        325.7
     Reinsurance assumed                                           12.2                    16.2                    12.5
     Reinsurance ceded                                            (26.7)                  (25.4)                  (34.0)
                                                         -----------------------------------------------------------------------
           Premiums and other considerations             $        263.4          $        289.0          $        304.2
                                                         =======================================================================

     Reinsurance recoveries on ceded reinsurance contracts were $20.1 million, $28.4 million, and $18.9 million for the years ended December 31, 2001, 2000 and 1999, respectively. The amount of reinsurance receivable (payable) on paid and unpaid losses was ($0.3) million and $4.9 million at December 31, 2001 and 2000, respectively.

9.   Statutory Accounting

     Franklin prepared its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Illinois. Effective January 1, 2001, the State of Illinois required that insurance companies domiciled in the State of Illinois prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Illinois insurance commissioner. The use of such permitted practices did not have a material effect on Franklin's statutory equity at December 31, 2001.

     Accounting changed adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual were reported in the statutory financial statement as changes in accounting principles. The cumulative effect of changes in accounting principles was reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, Franklin and its insurance subsidiary reported a change of accounting principle, as an adjustment that increased statutory unassigned surplus, of $43.1 million as of January 1, 2001. This net amount included an increase in deferred tax assets of $197.0 million offset by a related increase in nonadmitted assets of $153.9 million.

     At December 31, 2001 and 2000, Franklin had statutory shareholder's equity of $477.7 million and $426.6 million, respectively. Statutory net income was $62.7 million, $128.2 million, and $173.6 million for the years ended December 31, 2001, 2000, and 1999, respectively. At December 31, 2001 and 2000, Franklin's insurance subsidiary's statutory shareholder's equity was reported as $49.2 million and $43.1 million, respectively. The insurance subsidiary's statutory net loss was $1.3 million, $6.0 million, and $2.9 million for the years ended December 31, 2001, 2000, and 1999, respectively.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.   Statutory Accounting (continued)

     Generally, Franklin is restricted by the insurance laws of its domiciliary state as to amounts it may pay in the form of dividends, loans, or advances without the approval of the Illinois Insurance Department. Under these restrictions, during 2002, loans or advances in excess of $26.3 million and dividends in any twelve-month period aggregating in excess of $62.7 million will require the approval of the Illinois Insurance Department.

10.  Consolidated Statement of Cash Flows

     In addition to the cash activities shown in the consolidated statement of cash flows, the following transactions, occurred:

     In millions                                                2001                2000                 1999
     -----------------------------------------------------------------------------------------------------------------
     Interest added to annuity and other
       financial products                                $        123.3      $         139.0      $        149.7
                                                         ============================================================

11.  Related Party Transactions

     Franklin participates in a short-term intercompany grid borrowing agreement with American General and AIG to maintain its long-term commitments. Franklin borrowed $51.4 million and $1.3 million, and repaid $51.4 million and $1.3 million in 2001 and 2000, respectively. Interest charges on the average borrowings each quarter are based upon the prior month's H.15 30 day average commercial paper rate.

     Franklin holds a 6.75% promissory note for $116 million from AGC Life Insurance Company that will mature in 2005. During 2001, Franklin acquired two 2.64% notes from American General totaling $160 million maturing in 2006. Franklin also holds $8.5 million of 8% non-voting preferred stock of American General Life Insurance Company.

     Franklin has entered into indefinite contracts with affiliates. American General Investment Management performs all investment management services. American General Shared Services Company and American General Enterprise Services provide legal, human resource, and various other administrative services. Total expenses under all service agreements were $75.4 million, $73.3 million and $65.7 million for the years ended December 31, 2001, 2000 and 1999, respectively.

12.  Litigation

     Franklin is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, we believe that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgement in any given suit.

13.  Guaranty Fund Assessments

     Information about state guaranty fund assessments was as follows:

     In millions                                         2001                    2000                   1999
     ----------------------------------------------------------------------------------------------------------------
     Expense, included in operating costs
        and expenses                            $  0.4                  $  0.8                   $  0.5
     Liability for anticipated assessments         0.6                     0.7                      1.0
     Receivable for expected recoveries
        against future premium taxes               0.9*                    1.6*                     2.7*

     * Changes in state laws could decrease the amount recoverable against future premium taxes.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

14.  SUBSEQUENT EVENT

     Effective December 31, 2002 Franklin will merge with American General Life Insurance Company, another indirect, wholly-owned subsidiary of American General.

                            PART C: OTHER INFORMATION

ITEM 27. EXHIBITS

(a)     Board of Directors Resolution.

        (1) Certified resolutions regarding organization of Separate Account VUL-2. (1)

(b)     Custodian Agreements. Inapplicable.

(c)     Underwriting Contracts.

        (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (13)

        (2)     Form of Selling Group Agreement. (14)

        (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this Registration Statement).

(d)     Contracts.

        (1) Specimen form of EquiBuilder III Flexible Premium Life Insurance Policy (Policy Form No. T1735) (1)

        (2)     Specimen form of Accidental Death Benefit Rider. (1)

        (3)     Specimen form of Term Insurance Rider. (1)

        (4)     Specimen form of Children's Term Insurance Rider. (1)

        (5)     Specimen form of Disability Rider - Waiver of Monthly
                Deductions. (1)

        (6)     Specimen form of Accelerated Benefit Settlement Option Rider.
                (2)

        (7) Specimen form of Endorsement to EquiBuilder III Flexible Premium Life Insurance Policy when issued to a Policy Owner in the State of Texas. (1)

        (8)     Assumption Certificate. (14)

(e)     Applications.

        (1)     Specimen form of Application for EquiBuilder III Policy. (2)

        (2)     Specimen form of Supplemental Application. (3)

        (3) Form of Telephone Authorization Form, Form No. AGLC 100255 Rev0103. (14)

        (4) Form of amended Life Insurance Application - Part A, Form No. AGLC 0336-2001. (4)

        (5) Form of amended Life Insurance Application - Part B, Form No. AGLC 0337-2001. (4)

        (6)     Medical Exam Form Life Insurance Application. (5)

        (7) Form of Request for Investment Division/Series Transfer Form, Form No. AGLC 100553. (14)

        (8) Form of Cash Disbursement Request Form, Form No. AGLC 0109 Rev0103. (14)

        (9)     Form of Assignment Form, Form No. AGLC 0205 Rev0103. (14)

        (10) Form of Electronic Funds Authorization Form, Form No. AGLC 0220 Rev0103. (14)

        (11) Form of Name and Address Change Form, Form No. AGLC 0222 Rev0103. (14)

        (12) Form of Request for Change in Allocation of Net Premiums and Monthly Deductions Form, Form No. AGLC 100556. (14)

        (13) Form of Request of Change in Ownership on a Life Insurance Policy Form, Form No. VUL 0013 Rev1202. (14)

        (14) Form of Request for Full Cash Surrender Value Form, Form No. VUL 0015 Rev1202. (14)

        (15)    Form of Change of Beneficiary Form, Form No. VUL 0016 Rev1202.
                (14)

(f)     Depositor's Certificate of Incorporation and By-Laws.

        (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (6)

        (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (7)

        (3) By-laws of American General Life Insurance Company, adopted January 22, 1992. (8)

(g)     Reinsurance Contracts. Inapplicable.

(h)     Participation Agreements.

        (1)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (9)

        (1)(b) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (14)

        (2)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (9)

        (2)(b) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (14)

        (3)(a) Form of Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective October 1, 2002. (15)

        (4)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (9)

        (5)(a) Form of Participation Agreement among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (10)

        (5)(b) Form of Amendment No. 5 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (9)

        (5)(c) Form of Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (14)

(i)     Administrative Contracts.

        (1) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including American General Life Insurance Company and American General Life Companies. (12)

(j)     Other Material Contracts.  None

(k)     Legal Opinion.

        (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (14)

(l)     Actuarial Opinion.

        (1) Opinion of Robert M. Beuerlein Senior Vice President - Actuarial/Financial. (11)

        (2) Opinion and Consent of American General Life Insurance Company's actuary. (14)

(m)     Calculation.  None

(n)     Other Opinions.

        (1) Consent of Independent Accountants, PricewaterhouseCoopers LLP. (Filed herewith)

        (2) Consent of Independent Auditors, Ernst & Young LLP. (Filed herewith)

(o)     Omitted Financial Statements.  None

(p)     Initial Capital Agreements.  None

(q)     Redeemability Exemption.

        (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.
                (14)

        (2)     Notice of Cancellation Right Pursuant to Rule 6e-3(T)(b)
                (13)(viii) under the Investment Company Act of 1940. (14)

----------

(1) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.

(2) Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on February 27, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on April 18, 2002.

(4) Incorporated by reference to Post-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 23, 2002.

(5) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333- 89897) of American General Life Insurance Company Separate Account VL-R filed on October 29, 1999.

(6) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033- 43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(7) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(8) Incorporated by reference to Post-Effective Amendment No. 1 of the Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1992.

(9) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(11) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 27, 2000.

(12) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 033-44745) of American General Life Insurance Company Separate Account A filed on April 24, 1998.

(13) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(14) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(15) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS            AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------    ---------------------------------------------------
Rodney O. Martin, Jr.        Director, Chairman of the Board of Directors and Chief
2929 Allen Parkway           Executive Officer
Houston, TX 77019

M. Bernard Aidinoff          Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz               Director and Chairman
830 Third Avenue
New York, NY 10022

David L. Herzog              Director, Chief Financial Officer and Chief Operating Officer
2929 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II          Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS            AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------    -------------------------------------------------------
Nicholas A. O'Kulich         Director
70 Pine Street
New York, NY 10270

Gary D. Reddick              Director, President, Chief Executive Officer and Chief
2929 Allen Parkway           Administrative Officer
Houston, TX 77019

Martin J. Sullivan           Director
70 Pine Street
New York, NY 10270

Thomas L. Booker             President
2727 Allen Parkway
Houston, TX 77019

Richard A. Hollar            President and Chief Executive Officer
750 West Virginia Street
Milwaukee, WI 53204

James A. Galli               Executive Vice President
830 Third Avenue
New York, NY 10022

Paul L. Mistretta            Executive Vice President
2727-A Allen Parkway
Houston, TX 77019

James W. Weakley             Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Thomas J. Alley              Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Erik A. Baden                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS            AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------    ---------------------------------------------------
Wayne A. Barnard             Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein          Senior Vice President and Chief Actuary
2727-A Allen Parkway
Houston, TX 77019

Rebecca G. Campbell          Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson           Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Pauletta P. Cohn             Senior Vice President and Co-General Counsel
2929 Allen Parkway
Houston, TX 77019

Larry A. Compton             Senior Vice President
One Woodfield Lake
Schaumburg, IL 60173

William F. Guterding         Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.       Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings             Senior Vice President and Co-General Counsel
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS            AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------    ---------------------------------------------------
Althea R. Johnson            Senior Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller               Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Simon J. Leech               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash              Senior Vice President
3600 Route 66
Neptune, NJ 07754

Mark R. McGuire              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo             Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien          Senior Vice President
2727 Allen Parkway
Houston, TX 77019

A. Hasan Qureshi             Senior Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Dennis H. Roberts            Senior Vice President
2727 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL           SENIOROVICENPRESIDENT WITH DEPOSITOR
 BUSINESS ADDRESS            AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------    ---------------------------------------------------
Richard C. Schuettner        Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

Richard E. Stanko            Senior Vice President
One Woodfield Lake
Schaumburg, IL 60173

James P. Steele              Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Robert E. Steele             Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Alfred M. Thome              Senior Vice President
One Woodfield Lake
Schaumburg, IL 60173

Steven E. Zimmerman          Senior Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

David R. Armstrong           Vice President
3600 Route 66
Neptune, NJ 07754

Edward F. Bacon              Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel               Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski          Vice President
3600 Route 66
Neptune, NJ 07754

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS            AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------    ---------------------------------------------------
Michael B. Boesen            Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark E. Bolding              Vice President
2929 Allen Parkway
Houston, TX 77019

James B. Brown               Vice President
2727 Allen Parkway
Houston, TX 77019

Joseph S. Cella              Vice President
70 Pine Street
New York, NY 10270

Phillip L. Chapman           Vice President
3600 Route 66
Neptune, NJ 07754

Robert W. Chesner            Vice President
2929 Allen Parkway
Houston, TX 77019

Valerie A. Childrey          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs               Vice President
2727 Allen Parkway
Houston, TX 77019

Robert M. Cicchi             Vice President
2727 Allen Parkway
Houston, TX 77019

Steven A. Dmytrack           Vice President
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS            AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------    ---------------------------------------------------
Timothy M. Donovan           Vice President
2727 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi          Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Eileen Ganley-Chase          Vice President and Compliance Officer
300 South State Street
Syracuse, NY 13202

Frederick J. Garland Jr.     Vice President
2727 Allen Parkway
Houston, TX 77019

Martin E. Goldman            Vice President
2727 Allen Parkway
Houston, TX 77019

Richard L. Gravette          Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer         Vice President
6363 Forest Park Road
Dallas, TX 75235

Joel H. Hammer               Vice President
1 Chase Manhattan Place
New York, NY 10005

Craig H. Harrel              Vice President
2929 Allen Parkway
Houston, TX 77019

D. Leigh Harrington          Vice President
2727 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS            AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------    ---------------------------------------------------
Neal C. Hasty                Vice President
6363 Forest Park Road
Dallas, TX 75235

Keith C. Honig               Vice President
1 SunAmerica Center
Los Angeles, CA 90067

David N. Howe                Vice President
750 West Virginia Street
Milwaukee, WI 53204

Walter P. Irby               Vice President
2727 Allen Parkway
Houston, TX 77019

Stephen C. Kennedy           Vice President
750 West Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman             Vice President and Real Estate Investment Officer
1 Chase Manhattan Place
New York, NY 10005

Frank A. Kophamel            Vice President
3600 Route 66
Neptune, NJ 07754

Michael J. Krugel            Vice President
750 West Virginia Street
Milwaukee, WI 53204

James K. Larson              Vice President
1000 E. Woodfield Road
Schaumburg, IL 60173

Patrick B. Lemont            Vice President
750 West Virginia Street
Milwaukee, WI 53204

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS            AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------    ---------------------------------------------------
Charles L. Levy              Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Linda Lewis                  Vice President
6363 Forest Park Road
Dallas, TX 75235

Gwendolyn J. Mallett         Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask                Vice President, Real Estate Investment Officer and Assistant
2727 Allen Parkway           Secretary
Houston, TX 77019

Gordon S. Massie             Vice President
2929 Allen Parkway
Houston, TX 77019

Melvin C. McFall             Vice President and Actuary
2727 Allen Parkway
Houston, TX 77019

Richard D. McFarland         Vice President
2727 Allen Parkway
Houston, TX 77019

Candace A. Michael           Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio                Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller             Vice President
#1 Franklin Square
Springfield, IL 62713

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS            AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------    ---------------------------------------------------
Cheryl E. Morton             Vice President
#1 Franklin Square
Springfield, IL 62713

Michael R. Murphy            Vice President
750 West Virginia Street
Milwaukee, WI 53204

Dale H. Nauta                Vice President
750 West Virginia Street
Milwaukee, WI 53204

Carl T. Nichols              Vice President and Medical Director
205 E. 10th Street
Amarillo, TX 79101

Deanna D. Osmonson           Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.         Vice President, Real Estate Investment Officer and Assistant
2929 Allen Parkway           Secretary
Houston, TX 77019

Lori J. Payne                Vice President
2727 Allen Parkway
Houston, TX 77019

Kirsten M. Pedersen          Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival            Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Terri Robbins                Vice President
175 Water Street
New York, NY 10038

NAME AND PRINCIPAL           Positions and Offices with Depositor
 BUSINESS ADDRESS            AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------    ---------------------------------------------------
David M. Robinson            Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben           Vice President
#1 Franklin Square
Springfield, IL 62713

Robert C. Sage               Vice President
2727 Allen Parkway
Houston, TX 77019

Kristen Sather               Vice President
1 Chase Manhattan Place
New York, NY 10005

Richard W. Scott             Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

Tom L. Scott                 Vice President and Auditor
2929 Allen Parkway
Houston, TX 77019

T. Clay Spires               Vice President and Assistant Tax Officer
2929 Allen Parkway
Houston, TX 77019

Christian R. Swanson         Vice President
One Woodfield Lake
Schaumburg, IL 60173

Joe L. Thompson              Vice President
6363 Forest Park Road
Dallas, TX 75235

Dan E. Trudan                Vice President
#1 Franklin Square
Springfield, IL 62713

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH DEPOSITOR
 BUSINESS ADDRESS            AMERICAN GENERAL LIFE INSURANCE COMPANY
-------------------------    ---------------------------------------------------
Paul Turner                  Vice President
675 Bering Drive, Suite 600
Houston, TX 77057

Richard P. Vegh              Vice President
3600 Route 66
Neptune, NJ 07754

S. Michael Von-Stein         Vice President
1478 County C
St. Germain, WI 54558

Curt Vondrasek               Vice President
1832 Baybrook Ct.
Naperville, IL 60564

Christian D. Weiss           Vice President
#1 Franklin Square
Springfield, IL 62713

Susan J. Wilhite             Vice President
One Woodfield Lake
Schaumburg, IL 60173

Nancy R. Yasso               Vice President
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck            Secretary
70 Pine Street
New York, NY 10270

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001- 08787, accession number 0000950123-03-003570, filed March 31, 2003.

ITEM 30. INDEMNIFICATION

Article VII, section 1, of the Company's By-Laws provides, in part, that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that such person is or was serving at the request of the Company, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interest of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Article VII, section 1 (in part), section 2, and section 3, provide that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was acting in behalf of the Company, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under section 1: (a) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine; (b) of amounts paid in settling or otherwise disposing of a threatened or pending action with or without court approval; or
(c) of expense incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

Article VII, section 3, provides that, with certain exceptions, any indemnification under Article VII shall be made by the Company only if authorized in the specific case, upon a determination that indemnification of the person is proper in the circumstances because the person has met the applicable standard of conduct set forth in section 1 of Article VII by (a) a majority vote of a quorum consisting of directors who are not parties to such proceeding; (b) approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or (c) the court in which such proceeding is or was pending upon application made by the Company or the indemnified person or the attorney or other persons rendering services in connection with the defense, whether or not such application by the attorney or indemnified person is opposed by the Company.

Article VII, section 7, provides that for purposes of Article VII, those persons subject to indemnification include any person who is or was a director, officer, or employee of the Company, or is or was serving at the request of the Company as a director, officer, or employee of another foreign or domestic corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account VA-1, American General Life Insurance Company Separate Account VA-2, American General Life Insurance Company Separate Account A and American General Life Insurance Company Separate Account D, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance Company Separate Account VL-R, which offer interests in flexible premium variable life insurance policies.

(b)  Management.

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS            AMERICAN GENERAL EQUITY SERVICES CORPORATION
-------------------------    ---------------------------------------------------
Mark R. McGuire              Director, Chairman, Chief Executive Officer and
2727 Allen Parkway           President
Houston, TX 77019

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS            AMERICAN GENERAL EQUITY SERVICES CORPORATION
-------------------------    ---------------------------------------------------
Thomas B. Jennings           Director
2727 Allen Parkway
Houston, TX 77019

Brandon J. Liang             Director
2727 Allen Parkway
Houston, TX 77019

Larry Blews                  Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.       Vice President
2727-A Allen Parkway
Houston, TX 77019

Lucille S. Martinez          Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck            Secretary
70 Pine Street
New York, NY 10270

Edward F. Andrzejewski       Tax Officer
70 Pine Street
New York, NY 10270

Pauletta P. Cohn             Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Steven A. Glover             Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones              Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL           POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS            AMERICAN GENERAL EQUITY SERVICES CORPORATION
-------------------------    ---------------------------------------------------
John D. Fleming              Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore             Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

T. Clay Spires               Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c)  COmpensation From the Registrant.

NAME OF PRINCIPAL   NET             COMPENSATION      BROKERAGE     OTHER
UNDERWRITER         UNDERWRITING    ON EVENTS         COMMISSIONS   COMPENSATION
                    DISCOUNTS AND   OCCASIONING THE
                    COMMISSIONS     DEDUCTION OF A
                                    DEFERRED SALES
                                    LOAD

American General    $           0   $             0   $         0   $          0
Equity Services
Corporation


ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713.

ITEM 33. MANAGEMENT SERVICES Not applicable.

ITEM 34. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

                               POWERS OF ATTORNEY

        Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Pauletta P. Cohn and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VUL-2, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 28th day of April, 2003.

                                        AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        SEPARATE ACCOUNT VUL-2
                                        (Registrant)

                                   BY:  AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)

                                   BY:  /s/ ROBERT F. HERBERT, JR.
                                        --------------------------
                                        Robert F. Herbert, Jr.
                                        Senior Vice President, Treasurer and
                                          Controller

[SEAL]

ATTEST:   /s/ LAUREN W. JONES
          -------------------
          Lauren W. Jones
          Assistant Secretary

        Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                    TITLE                    DATE
-------------------------    ---------------------    --------------

/s/ RODNEY O. MARTIN, JR.    Director and Chairman    April 28, 2003
-------------------------
Rodney O. Martin, Jr.

/s/ DAVID L. HERZOG          Director and Chief       April 28, 2003
-------------------------    Financial Officer
David L. Herzog

/s/ ROYCE G. IMHOFF, II      Director and CEO         April 28, 2003
-------------------------
Royce G. Imhoff II

/s/ M. BERNARD AIDINOFF      Director                 April 28, 2003
-------------------------
M. Bernard Aidinoff

/s/ DAVID J. DIETZ           Director                 April 28, 2003
-------------------------
David J. Dietz

/s/ NICHOLAS A. O'KULICH     Director                 April 28, 2003
-------------------------
Nicholas A. O'Kulich

/s/ GARY D. REDDICK          Director                 April 28, 2003
-------------------------
Gary D. Reddick

/s/ MARTIN J. SULLIVAN       Director                 April 28, 2003
-------------------------
Martin J. Sullivan

                                  EXHIBIT INDEX

ITEM 27. EXHIBITS

     (n)(1)         Consent of Independent Accountants, PricewaterhouseCoopers
                    LLP.

     (n)(2)         Consent of Independent Auditors, Ernst & Young LLP.

                                       E-1